              As filed with the Securities and Exchange Commission
                                on April 30, 2002
                      Registration No. 333-40265; 811-08481

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [_]

                         Post-Effective Amendment No. 10               [x]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

                                Amendment No. 11                       [x]

                        (Check appropriate box or boxes)

                             -----------------------
                         NATIONS SEPARATE ACCOUNT TRUST
                        (formerly Nations Annuity Trust)
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:

      Robert M. Kurucza, Esq.                Carl Frischling, Esq.
      Marco E. Adelfio, Esq.                 Kramer, Levin, Naftalis & Frankel
      Morrison & Foerster LLP                919 3rd Avenue
      2000 Pennsylvania Ave., N.W.           New York, New York 10022
      Suite 5500
      Washington, D.C.  20006


It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to Rule 485(b); or

[_] on (date) pursuant to Rule 485(b), or

[_] 60 days after filing pursuant to Rule 485(a), or

[_] on (date) pursuant to Rule 485(a)(1)

[_] 75 days after filing pursuant to paragraph (a)(2)

[_] on (date) pursuant to paragraph (a)(2) of Rule 485

                                EXPLANATORY NOTE
                                ----------------

              This Post-Effective Amendment No. 10 to the Registration Statement of Nations Separate Account Trust (the "Trust") is being filed for the purpose of filing updated financial information and other non-material changes.

                         NATIONS SAPARATE ACCOUNT TRUST
                              CROSS REFERENCE SHEET

Part A
Item No.                                                               Prospectus
--------                                                               ----------
  1.    Front and Back Cover Pages ...............................     Front and Back Cover Pages

  2.    Risk/Return Summary: Investments, Risks,
        and Performance ..........................................     About this Prospectus

  3.    Risk/Return Summary: Fee Table ...........................     Not Applicable

  4.    Investment Objectives, Principal Investment
        Strategies, and Related Risks ............................     About the Equity Portfolios; About
                                                                       the Managed Index Portfolios; About
                                                                       the Balanced Portfolio; About the International Portfolio;
                                                                       Other Important Information

  5.    Management's Discussion of Fund Performance ..............     Not Applicable

  6.    Management, Organization, and
        Capital Structure ........................................     How the Portfolios are Managed;
                                                                       About Your Investment: Information
                                                                       for Investors

  7.    Shareholder Information ..................................     About Your Investment: Information
                                                                       for Investors

  8.    Distribution Arrangements ................................     About Your Investment: Information
                                                                       for Investors

  9.    Financial Highlights Information .........................     About Your Investment: Financial
                                                                       Highlights
Part B
Item No.
--------
 10.    Cover Page and Table of Contents .........................     Cover Page and Table of Contents

 11.    Fund History .............................................     Introduction

 12.    Description of the Fund and Its Investments and Risks ....     Additional Information on Portfolio
                                                                       Investments

 13.    Management of the Fund ...................................     Trustees And Officers; Investment Advisory, Administration,
                                                                       Custody Transfer Agency, Shareholder Servicing and
                                                                       Distribution Agreements

 14.    Control Persons and Principal Holders of Securities ......     Not Applicable

 15.    Investment Advisory and Other Services ...................     Investment Advisory, Administration, Custody, Transfer
                                                                       Agency, Shareholder Servicing And Distribution Agreements

 16.    Brokerage Allocation and Other Practices .................     Portfolio Transactions and Brokerage--General Brokerage
                                                                       Policy

 17.    Capital Stock and Other Securities .......................     Description Of Shares; Investment Advisory, Administration,
                                                                       Custody, Transfer Custody, Transfer Agency, Shareholder
                                                                       Servicing And Distribution Agreements

 18.    Purchase, Redemption and Pricing of Shares ...............     Net Asset Value -- Purchases And Redemptions; Distributor

 19.    Taxation of the Fund .....................................     Additional Information Concerning Taxes

 20.    Underwriters .............................................     Investment Advisory, Administration Custody, Transfer Agency
                                                                       Shareholder Servicing And Distribution Agreements;
                                                                       Distributor

 21.    Calculation of Performance Data ..........................     Additional Information on Performance

 22.    Financial Statements .....................................     Independent Accountant and

                                                                  Reports

Part C
Item No.                                                               Other Information
--------                                                               -----------------
                                                                       Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this
                                                                       Document

                                    [GRAPHIC]

The Securities and Exchange
Commission (SEC) has not
approved or disapproved
these securities or determined
if this prospectus is truthful
or complete.

Any representation to the
contrary is a criminal offense.

-----------------------
   Not FDIC Insured
-----------------------
    May Lose Value
-----------------------
  No Bank Guarantee
-----------------------



[LOGO] Nations Funds

Nations Separate Account Trust
-----------------------------------------------------------------
Prospectus -- May 1, 2002
   STOCK PORTFOLIOS
   Nations Value Portfolio

   Nations Marsico 21st Century Portfolio

   Nations Marsico Focused Equities Portfolio

   Nations Marsico Growth Portfolio

   Nations Capital Growth Portfolio

   Nations Small Company Portfolio

   Nations MidCap Growth Portfolio

   INTERNATIONAL STOCK PORTFOLIOS

   Nations International Value Portfolio

   Nations Marsico International Opportunities Portfolio

   BALANCED PORTFOLIO

   Nations Asset Allocation Portfolio

   CORPORATE BOND PORTFOLIO
   Nations High Yield Bond Portfolio

An Overview of the Portfolios
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.


     [Graphic]
      YOU'LL FIND Terms used in this prospectus ON PAGE 60.

     YOUR INVESTMENT IN THESE PORTFOLIOS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS.



This booklet, which is called a prospectus, tells you about eleven Nations Separate Account Trust Portfolios. The Portfolios are the underlying investment vehicles for certain variable annuity and/or variable life insurance separate accounts issued by leading life insurance companies. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE PORTFOLIOS
Each group of Portfolios has a different investment focus:

  .Stock Portfolios invest primarily in equity securities of U.S. companies.

  .International Stock Portfolios invest primarily in equity securities of companies outside the U.S.

  .Balanced Portfolios invest in a mix of equity and fixed income securities, as well as money market instruments.

  .Corporate Bond Portfolios focus on the potential to earn income by investing primarily in fixed income securities. Nations High Yield Bond Portfolio focuses on the potential to earn income by investing primarily in high yield debt securities, which are often referred to as "junk bonds"

The Portfolios also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT PORTFOLIOS FOR YOU
Not every Portfolio is right for every investor. When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock and International Stock Portfolios generally focus on long-term growth. They may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

Nations Asset Allocation Portfolio invests in a mix of equity and fixed income securities, as well as money market instruments. It may be suitable for you if:

  .you're looking for both long-term growth and income

  .you want a diversified portfolio in a single mutual fund

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

Nations High Yield Bond Portfolio focuses on the potential to earn income. It may be suitable for you if:

  .you're looking for income

  .you have longer-term investment goals

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

  .you're seeking preservation of capital and stability of share price

You'll find a discussion of each Portfolio's principal investments, strategies and risks in the portfolio descriptions that start on page 6.

FOR MORE INFORMATION
If you have any questions about the Portfolios, please call us at
1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE PORTFOLIOS.

     [Graphic]
     YOU'LL FIND MORE ABOUT BA
     ADVISORS AND THE
     SUB-ADVISERS STARTING ON
     PAGE 39.


[Graphic] About the Portfolios

           NATIONS VALUE PORTFOLIO                                6
           Sub-adviser: Banc of America Capital Management, LLC
           ---------------------------------------------------------
           NATIONS MARSICO 21ST CENTURY PORTFOLIO                 8
           Sub-adviser: Marsico Capital Management, LLC
           ---------------------------------------------------------
           NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO            11
           Sub-adviser: Marsico Capital Management, LLC
           ---------------------------------------------------------
           NATIONS MARSICO GROWTH PORTFOLIO                      14
           Sub-adviser: Marsico Capital Management, LLC
           ---------------------------------------------------------
           NATIONS CAPITAL GROWTH PORTFOLIO                      17
           Sub-adviser: Banc of America Capital Management, LLC
           ---------------------------------------------------------
           NATIONS SMALL COMPANY PORTFOLIO                       20
           Sub-adviser: Banc of America Capital Management, LLC
           ---------------------------------------------------------
           NATIONS MIDCAP GROWTH PORTFOLIO                       23
           Sub-adviser: Banc of America Capital Management, LLC
           ---------------------------------------------------------
           NATIONS INTERNATIONAL VALUE PORTFOLIO                 25
           Sub-adviser: Brandes Investment Partners, L.P.
           ---------------------------------------------------------
           NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO 28
           Sub-adviser: Marsico Capital Management, LLC
           ---------------------------------------------------------
           NATIONS ASSET ALLOCATION PORTFOLIO                    31
           Sub-advisers: Banc of America Capital Management, LLC
           ---------------------------------------------------------
           NATIONS HIGH YIELD BOND PORTFOLIO                     34
           Sub-adviser: MacKay Shields LLC
           ---------------------------------------------------------
           OTHER IMPORTANT INFORMATION                           37
           ---------------------------------------------------------
           HOW THE PORTFOLIOS ARE MANAGED                        39

[Graphic]

             INFORMATION FOR INVESTORS
               Buying, selling and transferring shares           46
               How selling and servicing agents are paid         47
               Distributions and taxes                           48
             ------------------------------------------------------
             FINANCIAL HIGHLIGHTS                                49
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       60
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THIS PORTFOLIO'S SUB-ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 40.

[Graphic]
     WHAT IS VALUE INVESTING?

     VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES--QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

     THE TEAM USES FUNDAMENTAL AND QUANTITATIVE ANALYSIS TO HELP DECIDE WHETHER THE CURRENT STOCK PRICE OF A COMPANY MAY BE LOWER THAN THE COMPANY'S TRUE VALUE, AND THEN LOOKS FOR THINGS THAT COULD TRIGGER A RISE IN PRICE, LIKE A NEW PRODUCT LINE, NEW PRICING OR A CHANGE IN MANAGEMENT. THIS TRIGGER IS OFTEN CALLED A "CATALYST."




NATIONS VALUE PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks growth of capital by investing in companies that are believed to be undervalued.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses fundamental and quantitative analysis to identify stocks of companies that it believes are undervalued and have the potential for price appreciation, looking at, among other things:

  .mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  .various measures of relative valuation, including expected cash flow return
   (based upon the company's expected earnings and dividends), price-to-earnings ratio, price-to-current book value ratio, dividend yield, and enterprise value-to-EBITDA (earnings before interest, taxes, depreciation and amortization) ratio. The team believes that companies with lower relative valuations are generally more likely to provide better opportunities for capital appreciation

  .the stock's estimated intrinsic valuation per share, relative to its current stock price

  .a potential "catalyst" for improved stock valuation and stock price appreciation. This could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

   [Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN Other important information AND IN THE SAI.



[Graphic]

     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.



[GraphRiIcS]KS AND OTHER THINGS TO CONSIDER
     Nations Value Portfolio has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[GraphAicL]OOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

       [CHART]

1999   2000    2001
-----  -----  -------
2.50%  7.47%  (7.20)%


     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     Best: 4th quarter 2001:                10.82%
     Worst: 3rd quarter 2001:              -11.81%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. Prior to August 1, 2001, the Portfolio compared its performance to the S&P
     500. The Portfolio changed the index to which it compares its performance because the Russell 1000 Value Index is considered a more appropriate comparison.These indices are weighted by market capitalization and are not available for investment.

                                                                   Since
                                                         1 year  inception*
     NATIONS VALUE PORTFOLIO                              -7.20%    1.76%
     Russell 1000 Value Index                             -5.60%    3.13%
     S&P 500                                             -11.88%    2.45%

     *The inception date of Nations Value Portfolio is March 27, 1998. The returns for the indices shown are from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS THE PORTFOLIO'S SUB-ADVISER. JAMES A. HILLARY IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     MARSICO CAPITAL AND
     MR. HILLARY ON PAGE 41.

[Graphic]
     WHAT IS A MULTI-CAP PORTFOLIO?

     A MULTI-CAP PORTFOLIO INVESTS IN COMPANIES ACROSS THE CAPITALIZATION SPECTRUM--SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP PORTFOLIO, THIS PORTFOLIO MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.


NATIONS MARSICO 21ST CENTURY PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks long-term growth of capital.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio is an aggressive growth portfolio that primarily invests in equity securities of companies of any capitalization size. The Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Portfolio may invest without limit in foreign securities.

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS PORTFOLIO IN Other important information
     AND IN THE SAI.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico 21st Century Portfolio has the following risks:

      .Investment strategy risk - There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of any stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Foreign investment risk - Because the Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.



[GraphAicL]OOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [CHART]

      1999     2000      2001
      -----  --------  --------
      9.75%  (27.17)%  (26.56)%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     BEST: 4TH QUARTER 2001:                  15.40%
     Worst: 1st quarter 2001:                -25.38%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                                   Since
                                                         1 year  inception*
     NATIONS MARSICO 21ST CENTURY PORTFOLIO              -26.56%   -11.74%
     S&P 500                                             -11.88%     2.45%

     *The inception date of Nations Marsico 21st Century Portfolio is March 27,
      1998. The return for the index shown is from that date.

[Graphic]
     ABOUT THE SUB-ADVISER
     MARSICO CAPITAL IS THE PORTFOLIO'S SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     MARSICO CAPITAL AND
     MR. MARSICO ON PAGE 41.

[Graphic]
     WHAT IS A FOCUSED PORTFOLIO?

     A FOCUSED PORTFOLIO INVESTS IN A SMALL NUMBER OF COMPANIES WITH EARNINGS THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY. THIS PORTFOLIO FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

     BECAUSE A FOCUSED PORTFOLIO HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.



NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks long-term growth of capital.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Portfolio will invest at least 65% of its assets in common stocks of large companies. The investments will mostly consist of equity securities of large capitalization companies. The Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities. (Effective by July 31, 2002, under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities.)

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

    [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS PORTFOLIO IN Other important information
     AND IN THE SAI.




[GraphRiIcS]KS AND OTHER THINGS TO CONSIDER
     Nations Marsico Focused Equities Portfolio has the following risks:

      .Investment strategy risk - There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Holding fewer investments - This Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity portfolios. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Portfolio will tend to have greater price swings than the value of more diversified equity portfolios. The Portfolio may become a diversified portfolio by limiting the investments in which more than 5% of its total assets are invested.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     FOR INFORMATION ABOUT THE PERFORMANCE OF ANOTHER STOCK FUND MANAGED BY THOMAS MARSICO, SEE How the Portfolios are managed.



[GraphAicL]OOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [CHART]

        1999     2000      2001
       ------  --------  --------
       53.28%  (15.82)%  (17.72)%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

    BEST: 4TH QUARTER 1999:                                        32.37%
    Worst: 1st quarter 2001:                                      -16.92%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                                   Since
                                                         1 year  inception*
     NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO          -17.72%      8.97%
     S&P 500                                             -11.88%      2.45%

     *The inception date of Nations Marsico Focused Equities Portfolio is March
      27, 1998. The return for the index shown is from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     MARSICO CAPITAL IS THE PORTFOLIO'S SUB-ADVISER. THOMAS F. MARSICO IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.
   [Graphic]
     YOU'LL FIND MORE ABOUT
     MARSICO CAPITAL AND
     MR. MARSICO ON PAGE 41.

[Graphic]
     WHY INVEST IN A GROWTH
     PORTFOLIO?

     GROWTH PORTFOLIOS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

     WHILE THE PORTFOLIO INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.


NATIONS MARSICO GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN Other important information AND IN THE SAI.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico Growth Fund has the following risks:

      .Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     PRIOR TO MAY 1, 2002, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.



[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

           [CHART]

       1999       2000      2001
      ------   --------   -------
      55.10%   (12.42)%   (17.63)%


     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

BEST: 4TH QUARTER 1999:                                        36.77%
Worst: 3rd quarter 2001:                                      -16.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                                   Since
                                                         1 year  inception*
     NATIONS MARSICO GROWTH PORTFOLIO                    -17.63%    8.56%
     S&P 500                                             -11.88%    2.45%

     *The inception date of Nations Marsico Growth Portfolio is March 27, 1998.
      The return for the index shown is from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THE PORTFOLIO'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 40.

[Graphic]
     WHAT IS A GROWTH PORTFOLIO?

     GROWTH PORTFOLIOS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.



NATIONS CAPITAL GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.


[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

         .above-average earnings growth compared with the Russell 1000 Growth
          Index

         .established operating histories, strong balance sheets and favorable financial performance

         .above-average return on equity compared with the Russell 1000 Growth
          Index

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential,competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN Other important information AND IN THE SAI.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Capital Growth Portfolio has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.


[GraphAicL]OOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [CHART]

       1999     2000      2001
      ------  --------  --------
      18.27%  (11.51)%  (11.91)%


     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     BEST: 4TH QUARTER 2001:                   15.61%
     Worst: 3rd quarter 2001:                 -18.46%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. Prior to October 1, 2001, the Portfolio compared its performance to the S&P 500. The Portfolio changed the index to which it compares its performance because the Russell 1000 Growth Index is considered a more appropriate comparison. These indices are not available for investment.

                                                                  Since
                                                        1 year  inception*
      NATIONS CAPITAL GROWTH PORTFOLIO                  -11.91%    0.71%
      Russell 1000 Growth Index                         -20.42%   -0.26%
      S&P 500                                           -11.88%    2.45%

     *The inception date of Nations Capital Growth Portfolio is March 27, 1998.
      The returns for the indices shown are from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THE PORTFOLIO'S SUB-ADVISER. BACAP'S SMALLCAP STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[Graphic]
     YOU'LL FIND MORE ABOUT
     BACAP ON PAGE 40.

[Graphic]
     WHY INVEST IN A SMALL
     COMPANY PORTFOLIO?

     A SMALL COMPANY PORTFOLIO INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

     THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.



NATIONS SMALL COMPANY PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks long-term capital growth by investing primarily in equity securities.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Portfolio will invest at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Portfolio usually holds 75 to 130 equity securities. (Effective by July 31, 2002, under normal market conditions, the Portfolio will invest at least 80% of its assets in companies with a market capitalization of $2 billion or less.)

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  .company meetings/conferences

  .independent industry analysis

  .quantitative analysis

  .Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  .gaining an in-depth understanding of the company's business

  .evaluating the company's growth potential, risks and competitive strengths

  .discussing its growth strategy with company management

  .validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN Other important information AND IN THE SAI.


[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Small Company Portfolio has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.



[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


       1999    2000   2001
       -----  ------  -----
       5.92%  10.84%  3.93%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     BEST: 4TH QUARTER 2001:                                        23.38%
     WORST: 3RD QUARTER 2001:                                      -20.50%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Prior to August 1, 2001, the Portfolio compared its performance to the Russell 2000 Index. The Portfolio changed the index to which it compares its performance because the Russell 2000 Growth Index is considered a more appropriate comparison. These indices are unmanaged, weighted by market capitalization and are not available for investment.

                                                                 Since
                                                        1 year inception*
      NATIONS SMALL COMPANY PORTFOLIO                    3.93%    2.71%
      Russell 2000 Growth Index                         -9.22%   -2.42%
      RUSSELL 2000 INDEX                                 1.74%    3.77%

     *The inception date of Nations Small Company Portfolio is March 27, 1998.
      The returns for the indices shown are from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THE PORTFOLIO'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 40.

[Graphic]
     WHAT IS AN MIDCAP GROWTH
     PORTFOLIO?

     AN MIDCAP GROWTH PORTFOLIO INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

     THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.



NATIONS MIDCAP GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Portfolio will invest at least 65% of its assets in companies chosen from a universe of medium capitalization companies. The Portfolio generally holds securities of between 60 and 100 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt. (Effective by July 31, 2002, under normal market conditions, the Portfolio will invest at least 80% of it assets in U.S. companies whose market capitalizations are within the range of companies within the Russell MidCap Growth Index and that are believed to have the potential for long-term growth of capital.)

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the Portfolio, the team considers the characteristics of the Russell MidCap Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN THE PORTFOLIO IN Other important information AND IN THE SAI.


[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations MidCap Growth Portfolio has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Portfolio commenced its operations on May 1, 2001 and has been in operation for less than a full calendar year, no performance information has been included in this prospectus.

[Graphic]
     ABOUT THE SUB-ADVISER

     BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THE PORTFOLIO'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[Graphic]
     YOU'LL FIND MORE ABOUT
     BRANDES ON PAGE 42.

[Graphic]
     WHAT IS THE GRAHAM AND DODD
     APPROACH TO INVESTING?

     BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, Security Analysis, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE PORTFOLIO.

     THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.


NATIONS INTERNATIONAL VALUE PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Portfolio typically invests in at least three countries other than the United States at any one time.

The Portfolio primarily invests in equity securities, either directly or indirectly through closed-end investment companies, and depositary receipts.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[Graphic]
     LIMITS ON INVESTMENTS

     TO HELP MANAGE RISK, THE PORTFOLIO HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

       .THE PORTFOLIO WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A
        SINGLE SECURITY.
       .IT MAY NOT INVEST MORE THAN THE HIGHER OF:
         .20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
         .150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI
          EAFE Index (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).
       .IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING
        MARKETS OR DEVELOPING COUNTRIES.

[Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS PORTFOLIO IN Other important information AND IN THE SAI.


[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations International Value Portfolio has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Foreign investment risk - Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
     FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER INTERNATIONAL ACCOUNTS MANAGED BY BRANDES, SEE How the Portfolios are managed.


[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Fund. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

     [CHART]

      2001
     -------
     (9.87)%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:    9.93%
Worst: 3rd quarter 2001: -13.81%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment.

                                                Since
                                      1 year  inception*
Nations International Value Portfolio  -9.87%  -10.13%
MSCI EAFE Index                       -21.46%  -21.15%

     *The inception date of Nations International Value Portfolio is July 3,
      2000. The return for the index shown is from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     MARSICO CAPITAL IS THE PORTFOLIO'S SUB-ADVISER. JAMES GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     MARSICO CAPITAL AND
      JAMES GENDELMAN ON PAGE 41.

[Graphic]
     WHAT IS AN INTERNATIONAL
     PORTFOLIO?

     INTERNATIONAL STOCK PORTFOLIOS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.



NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks long-term growth of capital.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Portfolio may invest in common stocks of companies operating in emerging markets.

  The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

  Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

  Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

  As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

  Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN Other important information AND IN THE SAI.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico International Opportunities Portfolio has the following risks:

      .Investment strategy risk - There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of any stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.


[GraphAicL]OOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
            [CHART]

        1999       2000       2001
       ------    --------   ---------
       43.05%    (13.81)%   (13.98)%


     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     BEST: 4TH QUARTER 1999:                                        28.55%
     Worst: 3rd quarter 2001:                                      -18.63%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market. The index is not available for investment.

                                                                  Since
                                                        1 year  inception*
     NATIONS MARSICO INTERNATIONAL OPPORTUNITIES
      PORTFOLIO                                         -13.98%    2.40%
     MSCI EAFE Index                                    -21.46%   -2.89%

     *The inception date of Nations Marsico International Opportunities
      Portfolio is March 27, 1998. The return for the index shown is from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THE PORTFOLIO'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE PORTFOLIO. BACAP'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE PORTFOLIO.


[Graphic]
     YOU'LL FIND MORE ABOUT
     BACAP STARTING ON
     PAGE 40.

[Graphic]
     WHAT IS AN ASSET ALLOCATION
     PORTFOLIO?

     THIS ASSET ALLOCATION PORTFOLIO INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

     EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGEMENT TEAM CHANGES THE MIX BASED ON ITS ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

     ASSET ALLOCATION PORTFOLIOS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.



NATIONS ASSET ALLOCATION PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The equity securities the Portfolio invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

The fixed income securities the Portfolio invests in are primarily investment grade bonds and notes; however, the Portfolio may invest up to 10% of its total assets in high yield debt securities, which are often referred to as "junk bonds". The Portfolio normally invests at least 25% of its assets in senior securities. The Portfolio may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

For the equity portion of the Portfolio, the team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

    .  the growth prospects of the company's industry

    .  the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

[Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING
     IN THIS PORTFOLIO IN Other important information
     AND IN THE SAI.



The team may sell a security when the Portfolio's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.


[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Asset Allocation Portfolio has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Interest rate risk - The prices of the Portfolio's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit Risk - The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium - a high interest rate or yield - because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Mortgage-related risk - The value of the Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.



       pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Portfolio's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.


[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]

     1999   2000    2001
     -----  -----  -------
     1.44%  8.14%  (4.72)%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

    BEST: 4TH QUARTER 2001:                                         5.91%
    Worst: 3rd quarter 2001:                                       -8.59%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices are not available for investment.

                                                                   Since
                                                         1 year  inception*
     NATIONS ASSET ALLOCATION PORTFOLIO                   -4.72%    0.58%
     S&P 500                                             -11.88%    2.45%
     LEHMAN AGGREGATE BOND INDEX                           8.45%    6.88%

     *The inception date of Nations Asset Allocation Portfolio is March 27,
      1998. The returns for the indices shown are from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     MACKAY SHIELDS LLC (MACKAY SHIELDS) IS THE PORTFOLIO'S SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.
   [Graphic]
     YOU'LL FIND MORE ABOUT
     MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 43.

[Graphic]
     HIGH YIELD DEBT SECURITIES

     THIS PORTFOLIO INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.



NATIONS HIGH YIELD BOND PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Portfolio will invest at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "Ba" or "B" by Moody's Investor Services, Inc. or "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed within any specific duration. Its duration will generally track the CSFB Global High Yield Index. (Effective by July 31, 2002, under normal market conditions, the Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities.)

The Portfolio invests primarily in:

  .Domestic corporate high yield debt securities, including private placements

  .U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  .Zero-coupon bonds

  .U.S. government obligations

  .Equity securities (up to 25% of its assets), which may include convertible securities

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the Portfolio, the team:

  .focuses on individual security selection ("bottom-up" analysis)

  .uses fundamental credit analysis

  .emphasizes current income while attempting to minimize risk to principal

  .seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  .tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

    [Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN Other Important Information AND IN THE SAI.




[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations High Yield Bond Portfolio has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Credit risk - The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Changing distribution levels - The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Liquidity risk - There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      .Foreign investment risk - Foreign investments may be riskier than U.S.
       investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

[Graphic]
     FOR INFORMATION ABOUT PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS, SEE How the Portfolios are managed.



[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

    [CHART]

      2001
      -----
      8.32%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

      BEST: 4TH QUARTER 2001:                  7.13%
      Worst: 3rd quarter 2001:                -3.92%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the CSFB Global High Yield Index, an unmanaged index that mirrors the high yield debt market . The index is not available for investment.

                                                                  Since
                                                         1 year inception*
     NATIONS HIGH YIELD BOND PORTFOLIO                    8.32%    1.70%
     CSFB Global High Yield Index                         5.82%    0.77%

     *The inception date of Nations High Yield Bond Portfolio is July 3, 2000.
      The return for the index shown is from that date.

[Graphic]
       Other important information

You'll find specific information about each Portfolio's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

      .Nations Separate Account Trust has obtained exemptive relief from the SEC relating to the sale of shares to life insurance companies and qualified plans. Accordingly, the Portfolios may be made available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as directly to qualified plans and certain other permitted persons. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in Nations Separate Account Trust and the interests of qualified plans investing in Nations Separate Account Trust may conflict. Nations Separate Account Trust currently does not foresee any disadvantages to shareholders arising from these potential conflicts of interest. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, principal investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each of the Portfolios may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

      .Holding other kinds of investments - The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest up to 25% of their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolios for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Portfolios.

      .Foreign investment risk - Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; high levels of foreign taxation on both investments in foreign securities and issuers of such securities; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved, such as those of immature economics and less developed and more thinly traded securities markets.

      .Investing defensively - A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including, transfer agency, interfund lending and securities lending services, or make loans to the Portfolios. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rates for the Portfolios in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
        How the Portfolios are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Nations Separate Account Trust Portfolios. Nations Separate Account Trust is a series of mutual funds that provides underlying investment alternatives for certain variable annuity contracts and/or variable life insurance policies.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Separate Account Trust pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Portfolio.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Portfolios until April 30, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fee Table Summary section of the preceding prospectus. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Portfolios' last fiscal year, after waivers and/or reimbursements.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                         Maximum  Actual fee
                                                         advisory  paid last
                                                           fee    fiscal year
   NATIONS VALUE PORTFOLIO                                 0.65%     0.00%
   Nations Marsico 21st Century Portfolio                  0.75%     0.00%
   NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO              0.75%     0.72%
   Nations Marsico Growth Portfolio                        0.75%     0.67%
   NATIONS CAPITAL GROWTH PORTFOLIO                        0.65%     0.10%
   Nations Small Company Portfolio                         0.90%     0.00%
   NATIONS MIDCAP GROWTH PORTFOLIO                         0.65%     0.00%
   Nations International Value Portfolio                   0.90%     0.00%
   NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO   0.80%     0.00%
   Nations Asset Allocation Portfolio                      0.65%     0.00%
   NATIONS HIGH YIELD BOND PORTFOLIO                       0.55%     0.00%

[Graphic]
     BANC OF AMERICA CAPITAL
     MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISERS
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Board that a Portfolio:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of BA Advisors's recommendations with approval only by the Board and not by Portfolio shareholders. BA Advisors or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Portfolios shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Portfolio.

      Portfolio                          BACAP Team
      NATIONS VALUE PORTFOLIO            Value Strategies Team
      Nations Capital Growth Portfolio   Growth Strategies Team
      NATIONS SMALL COMPANY PORTFOLIO    SmallCap Strategies Team
      Nations MidCap Growth Portfolio    Growth Strategies Team
      NATIONS ASSET ALLOCATION PORTFOLIO Fixed Income Management Team
                                         for the fixed income and money
                                         market portions of the portfolio
                                         Growth Strategies Team for the
                                         equity portion of the portfolio

[Graphic]
      MARSICO CAPITAL
      MANAGEMENT, LLC

      1200 17TH STREET
      SUITE 1300
      DENVER, COLORADO 80202


MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has over $13 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  .Nations Marsico 21st Century Portfolio

  .Nations Marsico Focused Equities Portfolio

  .Nations Marsico Growth Portfolio

  .Nations Marsico International Opportunities Portfolio

James A. Hillary is the portfolio manager of Nations Marsico 21st Century Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Focused Equities Portfolio and Nations Marsico Growth Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than twenty years of experience as a securities analyst and portfolio manager.

James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in accounting from Michigan State University and an MBA in finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

PERFORMANCE OF ANOTHER DOMESTIC STOCK FUND MANAGED BY THOMAS MARSICO
Nations Marsico Focused Equities Portfolio has been in operation since
March 27, 1998. The table below is designed to show you how a similar equity fund managed by Thomas Marsico performed in the past.

The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Portfolio. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

[Graphic]
     BRANDES INVESTMENT
     PARTNERS, L.P.

     11988 EL CAMINO REAL
     SUITE 500
     SAN DIEGO, CALIFORNIA 92130



The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 7, 1997

                                                  Janus Twenty
                                                    Fund (%)   S&P 500(%)
ONE YEAR                                             48.21       46.41
three years                                          32.07       30.63
FIVE YEARS                                           20.02       20.98
during the period of Mr. Marsico's
management (January 31, 1988 to August 7, 1997)      23.38       18.20

This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Portfolio has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

BRANDES INVESTMENT PARTNERS, L.P.
Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage more than $50 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Portfolio.

PERFORMANCE OF OTHER INTERNATIONAL STOCK FUNDS AND ACCOUNTS MANAGED BY BRANDES Nations International Value Portfolio commenced its operation on July 3, 2000. The table below is designed to show you how a similar composite of international equity accounts managed by Brandes performed over various periods in the past.

The fund and the accounts comprising the Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Portfolio.

The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 2001. The returns of the Brandes composite reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

[Graphic]
     MACKAY SHIELDS LLC

     9 WEST 57TH STREET
     NEW YORK, NEW YORK 10019



AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                           Brandes    MSCI EAFE
                                                         Composite(%) Index (%)
ONE YEAR                                                    (14.15)%   (21.62)%
three years                                                  10.73%     (5.12)%
FIVE YEARS                                                   13.39%       0.85%
since inception (6/30/90)                                    14.99%       3.63%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                                       Brandes     MSCI EAFE
                                                    Composite (%)  Index (%)
  2001                                                (14.15)%     (21.62)%
  2000                                                   2.80%     (14.17)%
  1999                                                  53.42%       29.96%
  1998                                                  15.03%       20.33%
  1997                                                  20.00%        1.78%
  1996                                                  16.34%        6.05%
  1995                                                  13.75%       11.21%
  1994                                                 (2.98)%        7.78%
  1993                                                  40.86%       32.56%
  1992                                                   6.28%     (12.17)%
  1991                                                  40.17%       12.13%

This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Portfolio has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

MACKAY SHIELDS LLC
Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

PRIOR PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS Nations High Yield Bond Portfolio commenced its operations on July 3, 2000. The table below is designed to show you how a similar composite of high yield accounts managed by MacKay Shields performed over various time periods in the past.

The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Portfolio.

The table below shows the returns for the MacKay Shields composite compared with the CSFB Global High Yield Index for the periods ending December 31, 2001. The returns of the MacKay Shields composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                                   CSFB Global
                                                    MacKay Shields High Yield
                                                    Composite (%)   Index (%)
  ONE YEAR                                               9.12%        5.78%
  three years                                            5.45%        1.17%
  FIVE YEARS                                             7.57%        3.24%
  since inception (7/1/91)                              13.47%        8.70%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                                                   CSFB Global
                                                    MacKay Shields High Yield
                                                    Composite (%)   Index (%)
  2001                                                   9.12%        5.78%
  2000                                                   (3.9)%       (5.2)%
  1999                                                   10.7%         3.3%
  1998                                                    5.0%         0.6%
  1997                                                   15.9%        12.6%
  1996                                                   19.6%        12.4%
  1995                                                   21.2%        17.4%
  1994                                                    2.6%        (1.0)%
  1993                                                   23.1%        18.9%
  1992                                                   23.4%        16.7%
  1991 (SINCE 7/1/91)                                    12.8%        12.9%

THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF MACKAY SHIELDS. IT DOES NOT INDICATE HOW THE PORTFOLIO HAS PERFORMED OR WILL PERFORM IN THE FUTURE.

PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND THE PORTFOLIO'S FEES AND EXPENSES.

THE MACKAY SHIELDS COMPOSITE INCLUDES ALL HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS. THE ACCOUNTS DON'T PAY THE SAME EXPENSES THAT MUTUAL FUNDS PAY AND AREN'T SUBJECT TO THE DIVERSIFICATION RULES, TAX RESTRICTIONS AND INVESTMENT LIMITS UNDER THE 1940 ACT OR SUBCHAPTER M OF THE INTERNAL REVENUE CODE. RETURNS COULD HAVE BEEN LOWER IF THE COMPOSITE HAD BEEN SUBJECT TO THESE EXPENSES AND REGULATIONS AND REFLECTED A DEDUCTION FOR INVESTMENT ADVISORY FEES. PERFORMANCE IS EXPRESSED IN U.S. DOLLARS. THE AGGREGATE RETURNS OF THE ACCOUNTS IN THE COMPOSITE MAY NOT REFLECT THE RETURNS OF ANY PARTICULAR ACCOUNT OF MACKAY SHIELDS. FOR FURTHER INFORMATION REGARDING THE COMPOSITE PERFORMANCE, PLEASE SEE THE SAI.

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809




OTHER SERVICE PROVIDERS
The Portfolios are distributed and co-administered by Stephens Inc. ("Stephens"), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Portfolios. The Portfolios pay BA Advisors and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolios and is paid monthly, as follows:

STOCK, BALANCED AND CORPORATE BOND PORTFOLIOS                              0.23%
International Stock Portfolios                                             0.22%

PFPC Inc. ("PFPC") is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]

     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING THE PORTFOLIOS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS, PARTICIPATING LIFE INSURANCE COMPANIES, AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[Graphic]

     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.




[Graphic]
        Buying, selling and transferring shares


Nations Separate Account Trust Portfolios are available only to owners of variable annuity contracts and/or variable life insurance policies. Please refer to the prospectus that describes your annuity contract and/or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

HOW SHARES ARE PRICED
All transactions are based on the price of a Portfolio's shares -- or its net asset value. We calculate net asset value per share for each Portfolio at the end of each business day. First, we calculate the net asset value for each Portfolio by determining the value of the Portfolio's assets and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the Portfolio.

VALUING SECURITIES IN A PORTFOLIO
The value of a Portfolio's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Portfolio. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair market value. When a Portfolio uses fair value to price securities it may value those securities higher or lower than another portfolio that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a portfolio could change on days when Portfolio shares may not be bought or sold.

[Graphic]
     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE
     12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED.



[Graphic]
        How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Portfolios. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under a combined distribution and shareholder servicing plan.

Stephens and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to holders of variable annuity contracts and/or variable life insurance policies with whom the selling and servicing agents have a relationship.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

    . a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolios

    .   additional amounts on all sales of shares:

       . up to 1.00% of the offering price per share

    . non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Portfolios for services they provide.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

    [Graphic]
     FOR MORE INFORMATION ABOUT
     TAXES, PLEASE SEE THE SAI.



[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A portfolio can also have capital gain if the value of its investments increases. If a portfolio sells an investment at a gain, the gain is realized. If a portfolio continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes substantially all of its net investment income and realized capital gains to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split equally among all shares, and is called a distribution.

The Portfolios distribute dividends from net investment income once a year. They may also distribute any net realized capital gains, including short-term capital gains, at least once a year.

A distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive distributions from the trade date of the purchase up to and including the day before the shares are sold.

Each time a distribution is made, the net asset value per share of the Portfolio is reduced by the amount of the distribution.We'll automatically reinvest distributions in additional shares of the same Portfolio.

HOW TAXES AFFECT YOUR INVESTMENT

Shares of each Portfolio are only offered to you through a variable annuity contract and/or variable insurance policy of a participating insurance company. As discussed in the prospectus for your variable annuity contract or variable insurance policy, your contract or policy may qualify for favorable tax treatment.

As long as your variable annuity contract or variable insurance policy maintains favorable tax treatment, you will only be taxed on your investment in a Portfolio through such contract or policy, regardless of the transfer of Portfolio shares or the Portfolio's distributions of net investment income and realized capital gains. In order to qualify for such treatment, among other things, the "separate accounts" of participating insurance companies, which maintain and invest net proceeds from the variable annuity contracts and variable insurance policies, must be "adequately diversified." Each Portfolio intends to operate in such a manner so that a separate account investing in Portfolio shares on behalf of a holder of a variable annuity contract or variable insurance policy will be "adequately diversified."

[Graphic]
        Financial highlights

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This financial information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Separate Account Trust's financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     Value        Value           Value         Value
                                   Portfolio    Portfolio       Portfolio     Portfolio
                                   Year ended   Year ended      Year ended   Period ended
                                   12/31/01#    12/31/00#       12/31/99#     12/31/98*
Net asset value, beginning of
 period                             $ 11.29      $ 10.61         $ 10.41        $10.00
Income from investment operations:
Net investment income/(loss)           0.10         0.12            0.07          0.04
Net realized and unrealized
 gain/(loss) on investments           (0.91)        0.67            0.19          0.41
Net increase/(decrease) in net
 asset value from operations          (0.81)        0.79            0.26          0.45
Less distributions:
Dividends from net investment
 income                               (0.09)       (0.11)          (0.06)        (0.04)##
Dividends from net realized
 capital gains                           --           --              --            --
Total dividends and distributions     (0.09)       (0.11)          (0.06)        (0.04)##
Net asset value, end of period      $ 10.39      $ 11.29         $ 10.61        $10.41
Total return++                        (7.20)%       7.47%           2.50%         4.48%
================================== ==========   ==========      ==========   ============
Ratio to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                             $14,017      $11,073         $10,645        $5,645
Ratio of operating expenses to
 average net assets                    1.00%(a)     1.00%(a)(b)     1.00%(a)      1.00%+(a)
Ratio of net investment income to
 average net assets                    1.00%        1.12%           0.67%         0.83%+
Portfolio turnover rate                 168%         174%             82%           27%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                        2.00%(a)     1.87%(a)        1.68%(a)      2.32%+(a)

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                               (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      21st          21st          21st             21st
                                     Century       Century       Century         Century
                                   Portfolio**   Portfolio**   Portfolio**     Portfolio**
                                   Year Ended    Year ended    Year ended      Period ended
                                    12/31/01#     12/31/00      12/31/99#       12/31/98*
Net asset value, beginning of
 period                              $  8.47       $ 11.63       $10.62           $10.00
Income from investment operations:
Net investment income/(loss)           (0.03)        (0.03)        0.02             0.02
Net realized and unrealized
 gain/(loss) on investments            (2.22)        (3.13)        1.02             0.62
Net increase/(decrease) in net
 asset value from operations           (2.25)        (3.16)        1.04             0.64
Less distributions:
Dividends from net investment
 income                                   --            --        (0.03)           (0.02)##
Dividends from net realized
 capital gains                            --            --           --               --
Total dividends and distributions         --            --        (0.03)           (0.02)##
Net asset value, end of period       $  6.22       $  8.47       $11.63           $10.62
Total return++                        (26.56)%      (27.17)%       9.75%            6.44%
================================== ===========   ===========   ===========     ============
Ratio to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                              $ 4,825       $ 5,107       $7,684           $4,796
Ratio of operating expenses to
 average net assets                     1.07%(a)      1.00%(a)     1.00%(a)(b)      1.00%+(a)
Ratio of net investment income to
 average net assets                    (0.42)%       (0.25)%       0.22%            0.44%+
Portfolio turnover rate                  373%          140%          50%              40%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                         3.45%(a)      2.25%(a)     1.81%(a)         2.41%+(a)

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               ** Prior to May 1, 2001, Nations Marsico 21st Century Portfolio was known as Nations Aggressive Growth Portfolio and prior to May 1, 2000, Nations Aggressive Growth Portfolio was known as Nations Disciplined Equity Portfolio.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                               (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    Focused       Focused          Focused        Focused
                                    Equities      Equities         Equities       Equities
                                   Portfolio     Portfolio        Portfolio      Portfolio
                                   Year ended    Year ended       Year ended    Period ended
                                   12/31/01#     12/31/00#        12/31/99#      12/31/98*
Net asset value, beginning of
 period                             $  16.31      $  19.71         $  13.00       $ 10.00
Income from investment operations:
Net investment income/(loss)           (0.01)         0.01            (0.03)         0.02
Net realized and unrealized
 gain/(loss) on investments            (2.88)        (3.09)            6.90          3.00
Net increase/(decrease) in net
 asset value from operations           (2.89)        (3.08)            6.87          3.02
Less distributions:
Dividends from net investment
 income                                   --         (0.01)              --         (0.02)##
Dividends from net realized
 capital gains                            --         (0.31)           (0.16)           --
Total dividends and distributions         --         (0.32)##         (0.16)        (0.02)##
Net asset value, end of period      $  13.42      $  16.31         $  19.71       $ 13.00
Total return++                        (17.72)%      (15.82)%          53.28%        30.16%
================================== ==========    ==========       ==========    ============
Ratio to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                             $116,739      $148,714         $113,115       $24,521
Ratio of operating expenses to
 average net assets                     1.10%(a)      1.10%(a)(b)      1.10%(a)      1.10%+(a)
Ratio of net investment income to
 average net assets                    (0.08)%        0.06%           (0.17)%        0.33%+
Portfolio turnover rate                  128%          141%             134%          236%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                         1.38%(a)      1.36%(a)         1.38%(a)      1.94%+(a)

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                               (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     Growth        Growth           Growth         Growth
                                   Portfolio**   Portfolio**      Portfolio**   Portfolio**
                                   Year ended    Year ended       Year ended    Period ended
                                    12/31/01#     12/31/00#        12/31/99#     12/31/98*
Net asset value, beginning of
 period                              $ 16.33       $ 18.86          $ 12.16       $ 10.00
Income from investment operations:
Net investment income/(loss)           (0.02)         0.00***         (0.03)         0.02
Net realized and unrealized
 gain/(loss) on investments            (2.86)        (2.34)            6.73          2.16
Net increase/(decrease) in net
 asset value from operations           (2.88)        (2.34)            6.70          2.18
Less distributions:
Dividends from net investment
 income                                (0.00)***     (0.00)***           --         (0.02)##
Dividends from net realized
 capital gains                            --         (0.19)              --            --
Total dividends and distributions      (0.00)***     (0.19)              --         (0.02)##
Net asset value, end of period       $ 13.45       $ 16.33          $ 18.86       $ 12.16
Total return++                        (17.63)%      (12.42)%          55.10%        21.80%
================================== ===========   ===========      ===========   ============
Ratio to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                              $72,550       $90,791          $64,049       $15,576
Ratio of operating expenses to
 average net assets                     1.10%(a)      1.10%(a)(b)      1.10%(a)      1.10%+(a)
Ratio of net investment income to
 average net assets                    (0.14)%        0.01%           (0.20)%        0.40%+
Portfolio turnover rate                  113%          122%             110%          184%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                         1.43%(a)      1.39%(a)         1.41%(a)      1.99%+(a)

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               ** Prior to May 1, 2002, Nations Marsico Growth Portfolio was known as Nations Marsico Growth & Income Portfolio.
                               *** Amount represents less than $0.01 per share. + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                               (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     Capital          Capital       Capital       Capital
                                     Growth           Growth        Growth         Growth
                                   Portfolio**      Portfolio**   Portfolio**   Portfolio**
                                   Year ended       Year ended    Year ended    Period ended
                                    12/31/01#        12/31/00      12/31/99#     12/31/98*
Net asset value, beginning of
 period                              $ 11.46          $ 13.03       $ 11.06        $10.00
Income from investment operations:
Net investment income/(loss)            0.02             0.07          0.08          0.06
Net realized and unrealized
 gain/(loss) on investments            (1.38)           (1.57)         1.95          1.07
Net increase/(decrease) in net
 asset value from operations           (1.36)           (1.50)         2.03          1.13
Less distributions:
Dividends from net investment
 income                                (0.02)           (0.07)        (0.06)        (0.07)##
Dividends from net realized
 capital gains                            --               --            --            --
Total dividends and distributions      (0.02)           (0.07)        (0.06)        (0.07)##
Net asset value, end of period       $ 10.08          $ 11.46       $ 13.03        $11.06
Total return++                        (11.91)%         (11.51)%       18.27%        11.39%
================================== ===========      ===========   ===========   ============
Ratio to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                              $18,346          $22,542       $20,680        $9,931
Ratio of operating expenses to
 average net assets                     0.89%(a)(b)      0.75%(a)      0.75%(a)      0.75%+(a)
Ratio of net investment income to
 average net assets                     0.17%            0.63%         0.64%         1.04%+
Portfolio turnover rate                  167%              80%           76%           16%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                         1.51%(a)         1.28%(a)      1.07%(a)      1.62%+(a)

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               ** Prior to May 1, 2001, Nations Capital Growth Portfolio was known as Nations Managed Index Portfolio.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                               (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      Small            Small        Small       Small
                                     Company          Company      Company     Company
                                   Portfolio**      Portfolio**  Portfolio** Portfolio**
                                   Year ended       Year ended   Year ended  Period ended
                                    12/31/01#        12/31/00#    12/31/99#   12/31/98*
Net asset value, beginning of
 period                              $  9.39          $ 9.55       $ 9.03       $10.00
Income from investment operations:
Net investment income/(loss)           (0.03)           0.03         0.01         0.03
Net realized and unrealized
 gain/(loss) on investments             0.40            1.03         0.52        (0.97)
Net increase/(decrease) in net
 asset value from operations            0.37            1.06         0.53        (0.94)
Less distributions:
Dividends from net investment
 income                                   --           (0.44)       (0.01)       (0.03)##
Dividends from net realized
 capital gains                         (0.04)          (0.44)          --           --
Distributions from paid in capital        --           (0.34)          --           --
Total dividends and distributions      (0.04)          (1.22)       (0.01)       (0.03)##
Net asset value, end of period       $  9.72          $ 9.39       $ 9.55       $ 9.03
Total return++                          3.93%          10.84%        5.92%       (9.35)%
================================== ===========      ===========  =========== ============
Ratio to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                              $12,579          $9,328       $7,187       $6,098
Ratio of operating expenses to
 average net assets                     1.07%(a)(b)     0.68%(a)     0.75%        0.75%+(a)
Ratio of net investment income to
 average net assets                    (0.31)%          0.31%        0.14%        0.49%+
Portfolio turnover rate                   70%             94%          55%          44%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                         2.14%(a)        1.92%(a)     1.21%        1.70%+(a)

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               ** Prior to May 1, 2001, Nations Small Company Portfolio was known as Nations SmallCap Index Portfolio and prior to May 1, 2000, Nations SmallCap Index Portfolio was known as Nations Managed SmallCap Index Portfolio.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                               (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  MidCap      International International
                                  Growth          Value         Value
                                Portfolio       Portfolio     Portfolio
                               Period ended    Year ended   Period ended
                                12/31/01*#      12/31/01#    12/31/00**
      Net asset value,
       beginning of period       $ 10.00         $  9.43       $10.00
      Income from investment
       operations:
      Net investment
       income/(loss)               (0.02)           0.11         0.04
      Net realized and
       unrealized gain/(loss)
       on investments              (1.54)          (1.05)       (0.57)
      Net increase/(decrease)
       in net asset value from
       operations                  (1.56)          (0.94)       (0.53)
      Less distributions:
      Dividends from net
       investment income              --           (0.05)       (0.04)
      Dividends from net
       realized capital gains         --           (0.04)          --
      Total dividends and
       distributions                  --           (0.09)       (0.04)
      Net asset value, end of
       period                    $  8.44         $  8.40       $ 9.43
      Total return++              (15.60)%         (9.87)%      (5.35)%
      ======================== ============   ============= =============
      Ratio to average net
       assets/supplemental
       data:
      Net assets, end of
       period (in 000's)         $ 3,560         $11,506       $2,122
      Ratio of operating
       expenses to average net
       assets                       1.00%+(a)       1.25%        1.25%+(a)
      Ratio of net investment
       income to average net
       assets                      (0.19)%+         1.25%        1.32%+
      Portfolio turnover rate         20%             10%           2%
      Ratio of operating
       expenses to average net
       assets without waivers
       and/or expense
       reimbursements               5.73%+(a)       3.04%        7.59%+(a)

                               * MidCap Growth Portfolio commenced operations on May 1, 2001.
                               ** International Value Portfolio commenced operations on July 7, 2000.
                               + Annualized.
                               ++ Total return represents aggregate total
                                 return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                         International     International International International
                         Opportunities     Opportunities Opportunities Opportunities
                          Portfolio**       Portfolio**   Portfolio**   Portfolio**
                          Year ended        Year ended    Year ended   Period ended
                           12/31/01#         12/31/00      12/31/99#     12/31/98*
Net asset value,
 beginning of period        $ 12.17           $ 14.35       $10.28        $10.00
Income from investment
 operations:
Net investment
 income/(loss)                 0.06              0.02         0.06          0.06
Net realized and
 unrealized gain/(loss)
 on investments               (1.77)            (1.99)        4.35          0.25
Net increase/(decrease)
 in net asset value from
 operations                   (1.71)            (1.97)        4.41          0.31
Less distributions:
Dividends from net
 investment income            (0.02)            (0.02)       (0.05)        (0.03)##
Dividends from net
 realized capital gains       (0.00)***         (0.19)       (0.29)           --
Total dividends and
 distributions                (0.02)            (0.21)       (0.34)        (0.03)##
Net asset value, end of
 period                     $ 10.44           $ 12.17       $14.35        $10.28
Total return++               (13.98)%          (13.81)%      43.05%         3.11%
======================== =============     ============= ============= =============
Ratio to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)          $11,330           $13,937       $5,898        $2,310
Ratio of operating
 expenses to average net
 assets                        1.25%(a)(b)       1.25%        1.25%         1.25%+
Ratio of net investment
 income to average net
 assets                        0.57%             0.20%        0.43%         1.09%+
Portfolio turnover rate         304%               30%          24%           16%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                2.52%(a)          2.20%        2.64%         4.09%+

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               ** Prior to May 1, 2001, Nations Marsico
                               International Opportunities Portfolio was known as Nations International Growth Portfolio.
                               *** Amount represents less than $0.01 per share. + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                               (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   Asset         Asset        Asset        Asset
                                                Allocation    Allocation   Allocation    Allocation
                                                Portfolio**   Portfolio**  Portfolio**  Portfolio**
                                                Year ended    Year ended   Year ended   Period ended
                                                 12/31/01#     12/31/00     12/31/99#    12/31/98*
Net asset value, beginning of period              $ 10.13       $ 9.65       $ 9.68        $10.00
Income from investment operations:
Net investment income                                0.22         0.31         0.20          0.09
Net realized and unrealized gain/(loss) on
 investments                                        (0.70)        0.48        (0.06)        (0.31)
Net increase/(decrease) in net asset value from
 operations                                         (0.48)        0.79         0.14         (0.22)
Less distributions:
Dividends from net investment income                (0.19)       (0.31)       (0.17)        (0.10)##
Dividends from net realized capital gains              --           --           --            --
Total dividends and distributions                   (0.19)       (0.31)       (0.17)        (0.10)##
Net asset value, end of period                    $  9.46       $10.13       $ 9.65        $ 9.68
Total return++                                      (4.72)%       8.14%        1.44%        (2.23)%
=============================================== ===========   ===========  ===========  ============
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)              $10,085       $7,321       $6,548        $3,823
Ratio of operating expenses to average net
 assets                                              1.00%(a)     1.00%(a)     1.00%(a)      1.00%+(a)
Ratio of net investment income to average net
 assets                                              2.31%        3.38%        2.01%         2.36%+
Portfolio turnover rate                               273%         210%          75%           94%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      2.34%(a)     2.21%(a)     1.79%(a)      2.71%+(a)

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               ** Prior to May 1, 2001, Nations Asset
                               Allocation Portfolio was known as Nations
                               Balanced Assets Portfolio.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   High Yield     High Yield
                                                 Bond Portfolio Bond Portfolio
                                                   Year ended    Period ended
                                                   12/31/01#      12/31/00*
 Net asset value, beginning of period               $  8.96         $10.00
 Income from investment operations:
 Net investment income                                 1.07           0.50
 Net realized and unrealized gain/(loss) on
  investments                                         (0.33)         (1.03)
 Net increase/(decrease) in net asset value from
  operations                                           0.74          (0.53)
 Less distributions:
 Dividends from net investment income                 (0.83)         (0.51)
 Dividends from net realized capital gains               --             --
 Total dividends and distributions                    (0.83)         (0.51)
 Net asset value, end of period                     $  8.87         $ 8.96
 Total return++                                        8.32%         (5.34)%
 =============================================== ============== ==============
 Ratio to average net assets/supplemental data:
 Net assets, end of period (in 000's)               $17,276         $9,843
 Ratio of operating expenses to average net
  assets                                               1.00%(a)       1.00%+
 Ratio of net investment income to average net
  assets                                              11.43%         10.68%+
 Portfolio turnover rate                                 64%            74%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       2.13%(a)       1.78%+

                               * High Yield Bond Portfolio commenced operations on July 7, 2000.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
        Terms used in this prospectus


Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term corporate obligation. Commercial paper is typically considered a money market instrument.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide low-risk returns and can allow a fund to remain fully invested.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion: the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1 - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. /

S&P/BARRA Value Index/1 - an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. /

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1 - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. /

S&P SmallCap 600/1 - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. /

S&P SuperComposite 1500/1 /- an unmanaged index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P and BARRA have not reviewed any stock included in the S&P SuperComposite
   1500, S&P 500, S&P SmallCap 600, S&P MidCap 400 Index or BARRA Value Index for its investment merit. S&P and BARRA determine and calculate their indices independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[Graphic]
     NATIONS SEPARATE ACCOUNT TRUST

     NATIONS SEPARATE ACCOUNT TRUST PORTFOLIOS ARE AVAILABLE ONLY TO OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY LEADING LIFE INSURANCE COMPANIES.


     PLEASE REFER TO THE
     PROSPECTUS THAT DESCRIBES
     YOUR ANNUITY CONTRACT OR
     LIFE INSURANCE POLICY FOR
     INFORMATION ABOUT HOW TO
     BUY, SELL AND TRANSFER
     YOUR INVESTMENT AMONG
     SHARES OF THE PORTFOLIOS.


     SEC file number Nations Separate Account Trust, 811-04305



[Graphic]
      Where to find more information

You'll find more information about Nations Separate Account Trust Portfolios in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about portfolio investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.


[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Separate Account Trust:

     By telephone: 1.800.321.7854

     By mail:
     Nations Separate Account Trust
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]

The Securities and Exchange
Commission (SEC) has not
approved or disapproved
these securities or determined
if this prospectus is truthful
or complete.

Any representation to the
contrary is a criminal offense.

-----------------------
   Not FDIC Insured
-----------------------
    May Lose Value
-----------------------
  No Bank Guarantee
-----------------------



[LOGO] Nations Funds

Nations Separate Account Trust
-----------------------------------------------------------------
Prospectus -- May 1, 2002
   STOCK PORTFOLIOS

   Nations Marsico 21st Century Portfolio

   Nations Marsico Focused Equities Portfolio

   Nations Marsico Growth Portfolio

   Nations MidCap Growth Portfolio

   INTERNATIONAL STOCK PORTFOLIOS

   Nations International Value Portfolio

   Nations Marsico International Opportunities Portfolio

   CORPORATE BOND PORTFOLIO
   Nations High Yield Bond Portfolio

An Overview of the Portfolios
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.


     [Graphic]
      YOU'LL FIND Terms used in this prospectus ON PAGE 45.

     YOUR INVESTMENT IN THESE PORTFOLIOS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS.



This booklet, which is called a prospectus, tells you about seven Nations Separate Account Trust Portfolios. The Portfolios are the underlying investment vehicles for certain variable annuity and/or variable life insurance separate accounts issued by leading life insurance companies. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE PORTFOLIOS
Each group of Portfolios has a different investment focus:

  .Stock Portfolios invest primarily in equity securities of U.S. companies.

  .International Stock Portfolios invest primarily in equity securities of companies outside the U.S.

  .Corporate Bond Portfolios focus on the potential to earn income by investing primarily in fixed income securities. Nations High Yield Bond Portfolio focuses on the potential to earn income by investing primarily in high yield debt securities, which are often referred to as "junk bonds"

The Portfolios also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT PORTFOLIOS FOR YOU
Not every Portfolio is right for every investor. When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock and International Stock Portfolios generally focus on long-term growth. They may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

Nations High Yield Bond Portfolio focuses on the potential to earn income. It may be suitable for you if:

  .you're looking for income

  .you have longer-term investment goals

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

  .you're seeking preservation of capital and stability of share price

You'll find a discussion of each Portfolio's principal investments, strategies and risks in the portfolio descriptions that start on page 6.

FOR MORE INFORMATION
If you have any questions about the Portfolios, please call us at
1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE PORTFOLIOS.

     [Graphic]
     YOU'LL FIND MORE ABOUT BA
     ADVISORS AND THE
     SUB-ADVISERS STARTING ON
     PAGE 28.


[Graphic] About the Portfolios

           NATIONS MARSICO 21ST CENTURY PORTFOLIO                 6
           Sub-adviser: Marsico Capital Management, LLC
           ---------------------------------------------------------
           NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO             9
           Sub-adviser: Marsico Capital Management, LLC
           ---------------------------------------------------------
           NATIONS MARSICO GROWTH PORTFOLIO                      12
           Sub-adviser: Marsico Capital Management, LLC
           ---------------------------------------------------------
           NATIONS MIDCAP GROWTH PORTFOLIO                       15
           Sub-adviser: Banc of America Capital Management, LLC
           ---------------------------------------------------------
           NATIONS INTERNATIONAL VALUE PORTFOLIO                 17
           Sub-adviser: Brandes Investment Partners, L.P.
           ---------------------------------------------------------
           NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO 20
           Sub-adviser: Marsico Capital Management, LLC
           ---------------------------------------------------------
           NATIONS HIGH YIELD BOND PORTFOLIO                     23
           Sub-adviser: MacKay Shields LLC
           ---------------------------------------------------------
           OTHER IMPORTANT INFORMATION                           26
           ---------------------------------------------------------
           HOW THE PORTFOLIOS ARE MANAGED                        28

[Graphic]

             INFORMATION FOR INVESTORS
               Buying, selling and transferring shares           35
               How selling and servicing agents are paid         36
               Distributions and taxes                           37
             ------------------------------------------------------
             FINANCIAL HIGHLIGHTS                                38
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       45
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER

     MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS THE PORTFOLIO'S SUB-ADVISER. JAMES A. HILLARY IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     MARSICO CAPITAL AND
     MR. HILLARY ON PAGE 30.

[Graphic]
     WHAT IS A MULTI-CAP PORTFOLIO?

     A MULTI-CAP PORTFOLIO INVESTS IN COMPANIES ACROSS THE CAPITALIZATION SPECTRUM--SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP PORTFOLIO, THIS PORTFOLIO MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.


NATIONS MARSICO 21ST CENTURY PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks long-term growth of capital.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio is an aggressive growth portfolio that primarily invests in equity securities of companies of any capitalization size. The Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Portfolio may invest without limit in foreign securities.

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS PORTFOLIO IN Other important information
     AND IN THE SAI.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico 21st Century Portfolio has the following risks:

      .Investment strategy risk - There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of any stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Foreign investment risk - Because the Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.



[GraphAicL]OOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [CHART]

      1999     2000      2001
      -----  --------  --------
      9.75%  (27.17)%  (26.56)%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     BEST: 4TH QUARTER 2001:                  15.40%
     Worst: 1st quarter 2001:                -25.38%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                                   Since
                                                         1 year  inception*
     NATIONS MARSICO 21ST CENTURY PORTFOLIO              -26.56%   -11.74%
     S&P 500                                             -11.88%     2.45%

     *The inception date of Nations Marsico 21st Century Portfolio is March 27,
      1998. The return for the index shown is from that date.

[Graphic]
     ABOUT THE SUB-ADVISER
     MARSICO CAPITAL IS THE PORTFOLIO'S SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     MARSICO CAPITAL AND
     MR. MARSICO ON PAGE 30.

[Graphic]
     WHAT IS A FOCUSED PORTFOLIO?

     A FOCUSED PORTFOLIO INVESTS IN A SMALL NUMBER OF COMPANIES WITH EARNINGS THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY. THIS PORTFOLIO FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

     BECAUSE A FOCUSED PORTFOLIO HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.



NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks long-term growth of capital.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Portfolio will invest at least 65% of its assets in common stocks of large companies. The investments will mostly consist of equity securities of large capitalization companies. The Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities. (Effective by July 31, 2002, under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities.)

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

    [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS PORTFOLIO IN Other important information
     AND IN THE SAI.




[GraphRiIcS]KS AND OTHER THINGS TO CONSIDER
     Nations Marsico Focused Equities Portfolio has the following risks:

      .Investment strategy risk - There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Holding fewer investments - This Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity portfolios. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Portfolio will tend to have greater price swings than the value of more diversified equity portfolios. The Portfolio may become a diversified portfolio by limiting the investments in which more than 5% of its total assets are invested.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     FOR INFORMATION ABOUT THE PERFORMANCE OF ANOTHER STOCK FUND MANAGED BY THOMAS MARSICO, SEE How the Portfolios are managed.



[GraphAicL]OOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [CHART]

        1999     2000      2001
       ------  --------  --------
       53.28%  (15.82)%  (17.72)%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

    BEST: 4TH QUARTER 1999:                                        32.37%
    Worst: 1st quarter 2001:                                      -16.92%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                                   Since
                                                         1 year  inception*
     NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO          -17.72%      8.97%
     S&P 500                                             -11.88%      2.45%

     *The inception date of Nations Marsico Focused Equities Portfolio is March
      27, 1998. The return for the index shown is from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     MARSICO CAPITAL IS THE PORTFOLIO'S SUB-ADVISER. THOMAS F. MARSICO IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     MARSICO CAPITAL AND MR. MARSICO ON PAGE 30.

[Graphic]
     WHY INVEST IN A GROWTH
     PORTFOLIO?

     GROWTH PORTFOLIOS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

     WHILE THE PORTFOLIO INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.


NATIONS MARSICO GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term growth of capital.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]

      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN Other important information AND IN THE SAI.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico Growth Fund has the following risks:

      .Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     PRIOR TO MAY 1, 2002, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.



[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

           [CHART]

       1999       2000      2001
      ------   --------   -------
      55.10%   (12.42)%   (17.63)%


     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

BEST: 4TH QUARTER 1999:                                        36.77%
Worst: 3rd quarter 2001:                                      -16.31%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                                   Since
                                                         1 year  inception*
     NATIONS MARSICO GROWTH PORTFOLIO                    -17.63%    8.56%
     S&P 500                                             -11.88%    2.45%

     *The inception date of Nations Marsico Growth Portfolio is March 27, 1998.
      The return for the index shown is from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     BACAP IS THE PORTFOLIO'S SUB-ADVISER. BACAP'S GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

     [Graphic]
      YOU'LL FIND MORE ABOUT
      BACAP ON PAGE 29.

[Graphic]
     WHAT IS AN MIDCAP GROWTH
     PORTFOLIO?

     AN MIDCAP GROWTH PORTFOLIO INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

     THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.



NATIONS MIDCAP GROWTH PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Portfolio will invest at least 65% of its assets in companies chosen from a universe of medium capitalization companies. The Portfolio generally holds securities of between 60 and 100 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt. (Effective by July 31, 2002, under normal market conditions, the Portfolio will invest at least 80% of its assets in U.S. companies whose market capitalizations are within the range of companies within the Russell MidCap Growth Index and that are believed to have the potential for long-term growth of capital.)

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the Portfolio, the team considers the characteristics of the Russell MidCap Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN THE PORTFOLIO IN Other important information AND IN THE SAI.


[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations MidCap Growth Portfolio has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     Because the Portfolio commenced its operations on May 1, 2001 and has been in operation for less than a full calendar year, no performance information has been included in this prospectus.

[Graphic]
     ABOUT THE SUB-ADVISER

     BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THE PORTFOLIO'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[Graphic]
     YOU'LL FIND MORE ABOUT
     BRANDES ON PAGE 31.

[Graphic]
     WHAT IS THE GRAHAM AND DODD
     APPROACH TO INVESTING?

     BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, Security Analysis, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE PORTFOLIO.

     THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.


NATIONS INTERNATIONAL VALUE PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Portfolio typically invests in at least three countries other than the United States at any one time.

The Portfolio primarily invests in equity securities, either directly or indirectly through closed-end investment companies, and depositary receipts.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[Graphic]
     LIMITS ON INVESTMENTS

     TO HELP MANAGE RISK, THE PORTFOLIO HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

       .THE PORTFOLIO WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A
        SINGLE SECURITY.
       .IT MAY NOT INVEST MORE THAN THE HIGHER OF:
         .20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
         .150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI
          EAFE Index (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).
       .IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING
        MARKETS OR DEVELOPING COUNTRIES.

[Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS PORTFOLIO IN Other important information AND IN THE SAI.


[GraphRiIcS]KS AND OTHER THINGS TO CONSIDER
     Nations International Value Portfolio has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Foreign investment risk - Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
     FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER INTERNATIONAL ACCOUNTS MANAGED BY BRANDES, SEE How the Portfolios are managed.


[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Fund. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

     [CHART]

      2001
     -------
     (9.87)%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:    9.93%
Worst: 3rd quarter 2001: -13.81%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment.

                                                Since
                                      1 year  inception*
Nations International Value Portfolio  -9.87%  -10.13%
MSCI EAFE Index                       -21.46%  -21.15%

     *The inception date of Nations International Value Portfolio is July 3,
      2000. The return for the index shown is from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     MARSICO CAPITAL IS THE PORTFOLIO'S SUB-ADVISER. JAMES GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     MARSICO CAPITAL AND JAMES GENDELMAN ON PAGE 30.

[Graphic]
     WHAT IS AN INTERNATIONAL
     PORTFOLIO?

     INTERNATIONAL STOCK PORTFOLIOS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.



NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks long-term growth of capital.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Portfolio may invest in common stocks of companies operating in emerging markets.

  The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

  Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

  Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

  As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

  Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN Other important information AND IN THE SAI.



[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico International Opportunities Portfolio has the following risks:

      .Investment strategy risk - There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Stock market risk - The value of any stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.


[GraphAicL]OOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
            [CHART]

        1999       2000       2001
       ------    --------   ---------
       43.05%    (13.81)%   (13.98)%


     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

     BEST: 4TH QUARTER 1999:                                        28.55%
     Worst: 3rd quarter 2001:                                      -18.63%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market. The index is not available for investment.

                                                                  Since
                                                        1 year  inception*
     NATIONS MARSICO INTERNATIONAL OPPORTUNITIES
      PORTFOLIO                                         -13.98%    2.40%
     MSCI EAFE Index                                    -21.46%   -2.89%

     *The inception date of Nations Marsico International Opportunities
      Portfolio is March 27, 1998. The return for the index shown is from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     MACKAY SHIELDS LLC (MACKAY SHIELDS) IS THE PORTFOLIO'S SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.
   [Graphic]
     YOU'LL FIND MORE ABOUT
     MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 32.

[Graphic]
     HIGH YIELD DEBT SECURITIES

     THIS PORTFOLIO INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.



NATIONS HIGH YIELD BOND PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Portfolio will invest at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "Ba" or "B" by Moody's Investor Services, Inc. or "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed within any specific duration. Its duration will generally track the CSFB Global High Yield Index. (Effective by July 31, 2002, under normal market conditions, the Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities.)

The Portfolio invests primarily in:

  .Domestic corporate high yield debt securities, including private placements

  .U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  .Zero-coupon bonds

  .U.S. government obligations

  .Equity securities (up to 25% of its assets), which may include convertible securities

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the Portfolio, the team:

  .focuses on individual security selection ("bottom-up" analysis)

  .uses fundamental credit analysis

  .emphasizes current income while attempting to minimize risk to principal

  .seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  .tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

    [Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN Other Important Information AND IN THE SAI.




[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations High Yield Bond Portfolio has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Credit risk - The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Changing distribution levels - The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Liquidity risk - There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      .Foreign investment risk - Foreign investments may be riskier than U.S.
       investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

[Graphic]
     FOR INFORMATION ABOUT PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS, SEE How the Portfolios are managed.



[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

    [CHART]

      2001
      -----
      8.32%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

      BEST: 4TH QUARTER 2001:                 7.13%
      Worst: 3rd quarter 2001:                3.92%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the CSFB Global High Yield Index, an unmanaged index that mirrors the high yield debt market . The index is not available for investment.

                                                                  Since
                                                         1 year inception*
     NATIONS HIGH YIELD BOND PORTFOLIO                    8.32%    1.70%
     CSFB Global High Yield Index                         5.82%    0.77%

     *The inception date of Nations High Yield Bond Portfolio is July 3, 2000.
      The return for the index shown is from that date.

[Graphic]
       Other important information

You'll find specific information about each Portfolio's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

      .Nations Separate Account Trust has obtained exemptive relief from the SEC relating to the sale of shares to life insurance companies and qualified plans. Accordingly, the Portfolios may be made available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as directly to qualified plans and certain other permitted persons. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in Nations Separate Account Trust and the interests of qualified plans investing in Nations Separate Account Trust may conflict. Nations Separate Account Trust currently does not foresee any disadvantages to shareholders arising from these potential conflicts of interest. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, principal investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each of the Portfolios may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

      .Holding other kinds of investments - The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest up to 25% of their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolios for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Portfolios.

      .Foreign investment risk - Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; high levels of foreign taxation on both investments in foreign securities and issuers of such securities; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved, such as those of immature economics and less developed and more thinly traded securities markets.

      .Investing defensively - A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including, transfer agency, interfund lending and securities lending services, or make loans to the Portfolios. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rates for the Portfolios in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
        How the Portfolios are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Nations Separate Account Trust Portfolios. Nations Separate Account Trust is a series of mutual funds that provides underlying investment alternatives for certain variable annuity contracts and/or variable life insurance policies.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Separate Account Trust pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Portfolio.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Portfolios until April 30, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fee Table Summary section of the preceding prospectus. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Portfolios' last fiscal year, after waivers and/or reimbursements.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                         Maximum  Actual fee
                                                         advisory  paid last
                                                           fee    fiscal year
   NATIONS MARSICO 21ST CENTURY PORTFOLIO                  0.75%     0.00%
   Nations Marsico Focused Equities Portfolio              0.75%     0.72%
   NATIONS MARSICO GROWTH PORTFOLIO                        0.75%     0.67%
   Nations MidCap Growth Portfolio                         0.65%     0.00%
   NATIONS INTERNATIONAL VALUE PORTFOLIO                   0.90%     0.00%
   Nations Marsico International Opportunities Portfolio   0.80%     0.00%
   NATIONS HIGH YIELD BOND PORTFOLIO                       0.55%     0.00%

[Graphic]
     BANC OF AMERICA CAPITAL
     MANAGEMENT, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255



INVESTMENT SUB-ADVISERS
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Board that a Portfolio:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of BA Advisors's recommendations with approval only by the Board and not by Portfolio shareholders. BA Advisors or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to Nations MidCap Growth Portfolio. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Portfolio.

[Graphic]
      MARSICO CAPITAL
      MANAGEMENT, LLC

      1200 17TH STREET
      SUITE 1300
      DENVER, COLORADO 80202


MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has over $13 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  .Nations Marsico 21st Century Portfolio

  .Nations Marsico Focused Equities Portfolio

  .Nations Marsico Growth Portfolio

  .Nations Marsico International Opportunities Portfolio

James A. Hillary is the portfolio manager of Nations Marsico 21st Century Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Focused Equities Portfolio and Nations Marsico Growth Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than twenty years of experience as a securities analyst and portfolio manager.

James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in accounting from Michigan State University and an MBA in finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

PERFORMANCE OF ANOTHER DOMESTIC STOCK FUND MANAGED BY THOMAS MARSICO
Nations Marsico Focused Equities Portfolio has been in operation since
March 27, 1998. The table below is designed to show you how a similar equity fund managed by Thomas Marsico performed in the past.

The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Portfolio. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

[Graphic]
     BRANDES INVESTMENT
     PARTNERS, L.P.

     11988 EL CAMINO REAL
     SUITE 500
     SAN DIEGO, CALIFORNIA 92130



The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 7, 1997

                                                  Janus Twenty
                                                    Fund (%)   S&P 500(%)
ONE YEAR                                             48.21       46.41
three years                                          32.07       30.63
FIVE YEARS                                           20.02       20.98
during the period of Mr. Marsico's
management (January 31, 1988 to August 7, 1997)      23.38       18.20

This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Portfolio has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

BRANDES INVESTMENT PARTNERS, L.P.
Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage more than $50 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Portfolio.

PERFORMANCE OF OTHER INTERNATIONAL STOCK FUNDS AND ACCOUNTS MANAGED BY BRANDES Nations International Value Portfolio commenced its operation on July 3, 2000. The table below is designed to show you how a similar composite of international equity accounts managed by Brandes performed over various periods in the past.

The fund and the accounts comprising the Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Portfolio.

The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 2001. The returns of the Brandes composite reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

[Graphic]
     MACKAY SHIELDS LLC

     9 WEST 57TH STREET
     NEW YORK, NEW YORK 10019



AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                           Brandes    MSCI EAFE
                                                         Composite(%) Index (%)
ONE YEAR                                                    (14.15)%   (21.62)%
three years                                                  10.73%     (5.12)%
FIVE YEARS                                                   13.39%       0.85%
since inception (6/30/90)                                    14.99%       3.63%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                                       Brandes     MSCI EAFE
                                                    Composite (%)  Index (%)
  2001                                                (14.15)%     (21.62)%
  2000                                                   2.80%     (14.17)%
  1999                                                  53.42%       29.96%
  1998                                                  15.03%       20.33%
  1997                                                  20.00%        1.78%
  1996                                                  16.34%        6.05%
  1995                                                  13.75%       11.21%
  1994                                                 (2.98)%        7.78%
  1993                                                  40.86%       32.56%
  1992                                                   6.28%     (12.17)%
  1991                                                  40.17%       12.13%

This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Portfolio has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

MACKAY SHIELDS LLC
Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

PRIOR PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS Nations High Yield Bond Portfolio commenced its operations on July 3, 2000. The table below is designed to show you how a similar composite of high yield accounts managed by MacKay Shields performed over various time periods in the past.

The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Portfolio.

The table below shows the returns for the MacKay Shields composite compared with the CSFB Global High Yield Index for the periods ending December 31, 2001. The returns of the MacKay Shields composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                                   CSFB Global
                                                    MacKay Shields High Yield
                                                    Composite (%)   Index (%)
  ONE YEAR                                               9.12%        5.78%
  three years                                            5.45%        1.17%
  FIVE YEARS                                             7.57%        3.24%
  since inception (7/1/91)                              13.47%        8.70%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                                                   CSFB Global
                                                    MacKay Shields High Yield
                                                    Composite (%)   Index (%)
  2001                                                   9.12%        5.78%
  2000                                                   (3.9)%       (5.2)%
  1999                                                   10.7%         3.3%
  1998                                                    5.0%         0.6%
  1997                                                   15.9%        12.6%
  1996                                                   19.6%        12.4%
  1995                                                   21.2%        17.4%
  1994                                                    2.6%        (1.0)%
  1993                                                   23.1%        18.9%
  1992                                                   23.4%        16.7%
  1991 (SINCE 7/1/91)                                    12.8%        12.9%

THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF MACKAY SHIELDS. IT DOES NOT INDICATE HOW THE PORTFOLIO HAS PERFORMED OR WILL PERFORM IN THE FUTURE.

PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND THE PORTFOLIO'S FEES AND EXPENSES.

THE MACKAY SHIELDS COMPOSITE INCLUDES ALL HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS. THE ACCOUNTS DON'T PAY THE SAME EXPENSES THAT MUTUAL FUNDS PAY AND AREN'T SUBJECT TO THE DIVERSIFICATION RULES, TAX RESTRICTIONS AND INVESTMENT LIMITS UNDER THE 1940 ACT OR SUBCHAPTER M OF THE INTERNAL REVENUE CODE. RETURNS COULD HAVE BEEN LOWER IF THE COMPOSITE HAD BEEN SUBJECT TO THESE EXPENSES AND REGULATIONS AND REFLECTED A DEDUCTION FOR INVESTMENT ADVISORY FEES. PERFORMANCE IS EXPRESSED IN U.S. DOLLARS. THE AGGREGATE RETURNS OF THE ACCOUNTS IN THE COMPOSITE MAY NOT REFLECT THE RETURNS OF ANY PARTICULAR ACCOUNT OF MACKAY SHIELDS. FOR FURTHER INFORMATION REGARDING THE COMPOSITE PERFORMANCE, PLEASE SEE THE SAI.

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809




OTHER SERVICE PROVIDERS
The Portfolios are distributed and co-administered by Stephens Inc. ("Stephens"), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Portfolios. The Portfolios pay BA Advisors and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolios and is paid monthly, as follows:

STOCK AND CORPORATE BOND PORTFOLIOS                                        0.23%
International Stock Portfolios                                             0.22%

PFPC Inc. ("PFPC") is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]

     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING THE PORTFOLIOS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS, PARTICIPATING LIFE INSURANCE COMPANIES, AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[Graphic]

     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.




[Graphic]
        Buying, selling and transferring shares


Nations Separate Account Trust Portfolios are available only to owners of variable annuity contracts and/or variable life insurance policies. Please refer to the prospectus that describes your annuity contract and/or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

HOW SHARES ARE PRICED
All transactions are based on the price of a Portfolio's shares -- or its net asset value. We calculate net asset value per share for each Portfolio at the end of each business day. First, we calculate the net asset value for each Portfolio by determining the value of the Portfolio's assets and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the Portfolio.

VALUING SECURITIES IN A PORTFOLIO
The value of a Portfolio's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Portfolio. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair market value. When a Portfolio uses fair value to price securities it may value those securities higher or lower than another portfolio that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a portfolio could change on days when Portfolio shares may not be bought or sold.

[Graphic]
     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE
     12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED.



[Graphic]
        How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Portfolios. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under a combined distribution and shareholder servicing plan.

Stephens and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to holders of variable annuity contracts and/or variable life insurance policies with whom the selling and servicing agents have a relationship.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

    . a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolios

    .   additional amounts on all sales of shares:

       . up to 1.00% of the offering price per share

    . non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Portfolios for services they provide.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

    [Graphic]
     FOR MORE INFORMATION ABOUT
     TAXES, PLEASE SEE THE SAI.



[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A portfolio can also have capital gain if the value of its investments increases. If a portfolio sells an investment at a gain, the gain is realized. If a portfolio continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes substantially all of its net investment income and realized capital gains to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split equally among all shares, and is called a distribution.

The Portfolios distribute dividends from net investment income once a year. They may also distribute any net realized capital gains, including short-term capital gains, at least once a year.

A distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive distributions from the trade date of the purchase up to and including the day before the shares are sold.

Each time a distribution is made, the net asset value per share of the Portfolio is reduced by the amount of the distribution.We'll automatically reinvest distributions in additional shares of the same Portfolio.

HOW TAXES AFFECT YOUR INVESTMENT

Shares of each Portfolio are only offered to you through a variable annuity contract and/or variable insurance policy of a participating insurance company. As discussed in the prospectus for your variable annuity contract or variable insurance policy, your contract or policy may qualify for favorable tax treatment.

As long as your variable annuity contract or variable insurance policy maintains favorable tax treatment, you will only be taxed on your investment in a Portfolio through such contract or policy, regardless of the transfer of Portfolio shares or the Portfolio's distributions of net investment income and realized capital gains. In order to qualify for such treatment, among other things, the "separate accounts" of participating insurance companies, which maintain and invest net proceeds from the variable annuity contracts and variable insurance policies, must be "adequately diversified." Each Portfolio intends to operate in such a manner so that a separate account investing in Portfolio shares on behalf of a holder of a variable annuity contract or variable insurance policy will be "adequately diversified."

[Graphic]
        Financial highlights

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This financial information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Separate Account Trust's financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      21st          21st          21st
                                     Century       Century       Century       21st Century
                                   Portfolio**   Portfolio**   Portfolio**     Portfolio**
                                   Year Ended    Year ended    Year ended      Period ended
                                    12/31/01#     12/31/00      12/31/99#       12/31/98*
Net asset value, beginning of
 period                              $  8.47       $ 11.63       $10.62           $10.00
Income from investment operations:
Net investment income/(loss)           (0.03)        (0.03)        0.02             0.02
Net realized and unrealized
 gain/(loss) on investments            (2.22)        (3.13)        1.02             0.62
Net increase/(decrease) in net
 asset value from operations           (2.25)        (3.16)        1.04             0.64
Less distributions:
Dividends from net investment
 income                                   --            --        (0.03)           (0.02)##
Dividends from net realized
 capital gains                            --            --           --               --
Total dividends and distributions         --            --        (0.03)           (0.02)##
Net asset value, end of period       $  6.22       $  8.47       $11.63           $10.62
Total return++                        (26.56)%      (27.17)%       9.75%            6.44%
================================== ===========   ===========   ===========     ============
Ratio to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                              $ 4,825       $ 5,107       $7,684           $4,796
Ratio of operating expenses to
 average net assets                     1.07%(a)      1.00%(a)     1.00%(a)(b)      1.00%+(a)
Ratio of net investment income to
 average net assets                    (0.42)%       (0.25)%       0.22%            0.44%+
Portfolio turnover rate                  373%          140%          50%              40%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                         3.45%(a)      2.25%(a)     1.81%(a)         2.41%+(a)

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               ** Prior to May 1, 2001, Nations Marsico 21st Century Portfolio was known as Nations Aggressive Growth Portfolio and prior to May 1, 2000, Nations Aggressive Growth Portfolio was known as Nations Disciplined Equity Portfolio.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                               (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    Focused       Focused          Focused        Focused
                                    Equities      Equities         Equities       Equities
                                   Portfolio     Portfolio        Portfolio      Portfolio
                                   Year ended    Year ended       Year ended    Period ended
                                   12/31/01#     12/31/00#        12/31/99#      12/31/98*
Net asset value, beginning of
 period                             $  16.31      $  19.71         $  13.00       $ 10.00
Income from investment operations:
Net investment income/(loss)           (0.01)         0.01            (0.03)         0.02
Net realized and unrealized
 gain/(loss) on investments            (2.88)        (3.09)            6.90          3.00
Net increase/(decrease) in net
 asset value from operations           (2.89)        (3.08)            6.87          3.02
Less distributions:
Dividends from net investment
 income                                   --         (0.01)              --         (0.02)##
Dividends from net realized
 capital gains                            --         (0.31)           (0.16)           --
Total dividends and distributions         --         (0.32)##         (0.16)        (0.02)##
Net asset value, end of period      $  13.42      $  16.31         $  19.71       $ 13.00
Total return++                        (17.72)%      (15.82)%          53.28%        30.16%
================================== ==========    ==========       ==========    ============
Ratio to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                             $116,739      $148,714         $113,115       $24,521
Ratio of operating expenses to
 average net assets                     1.10%(a)      1.10%(a)(b)      1.10%(a)      1.10%+(a)
Ratio of net investment income to
 average net assets                    (0.08)%        0.06%           (0.17)%        0.33%+
Portfolio turnover rate                  128%          141%             134%          236%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                         1.38%(a)      1.36%(a)         1.38%(a)      1.94%+(a)

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                               (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     Growth        Growth           Growth         Growth
                                   Portfolio**   Portfolio**      Portfolio**   Portfolio**
                                   Year ended    Year ended       Year ended    Period ended
                                    12/31/01#     12/31/00#        12/31/99#     12/31/98*
Net asset value, beginning of
 period                              $ 16.33       $ 18.86          $ 12.16       $ 10.00
Income from investment operations:
Net investment income/(loss)           (0.02)         0.00***         (0.03)         0.02
Net realized and unrealized
 gain/(loss) on investments            (2.86)        (2.34)            6.73          2.16
Net increase/(decrease) in net
 asset value from operations           (2.88)        (2.34)            6.70          2.18
Less distributions:
Dividends from net investment
 income                                (0.00)***     (0.00)***           --         (0.02)##
Dividends from net realized
 capital gains                            --         (0.19)              --            --
Total dividends and distributions      (0.00)***     (0.19)              --         (0.02)##
Net asset value, end of period       $ 13.45       $ 16.33          $ 18.86       $ 12.16
Total return++                        (17.63)%      (12.42)%          55.10%        21.80%
================================== ===========   ===========      ===========   ============
Ratio to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                              $72,550       $90,791          $64,049       $15,576
Ratio of operating expenses to
 average net assets                     1.10%(a)      1.10%(a)(b)      1.10%(a)      1.10%+(a)
Ratio of net investment income to
 average net assets                    (0.14)%        0.01%           (0.20)%        0.40%+
Portfolio turnover rate                  113%          122%             110%          184%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                         1.43%(a)      1.39%(a)         1.41%(a)      1.99%+(a)

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               ** Prior to May 1, 2002, Nations Marsico Growth Portfolio was known as Nations Marsico Growth & Income Portfolio.
                               *** Amount represents less than $0.01 per share. + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                               (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  MidCap      International International
                                  Growth          Value         Value
                                Portfolio       Portfolio     Portfolio
                               Period ended    Year ended   Period ended
                                12/31/01*#      12/31/01#    12/31/00**
      Net asset value,
       beginning of period       $ 10.00         $  9.43       $10.00
      Income from investment
       operations:
      Net investment
       income/(loss)               (0.02)           0.11         0.04
      Net realized and
       unrealized gain/(loss)
       on investments              (1.54)          (1.05)       (0.57)
      Net increase/(decrease)
       in net asset value from
       operations                  (1.56)          (0.94)       (0.53)
      Less distributions:
      Dividends from net
       investment income              --           (0.05)       (0.04)
      Dividends from net
       realized capital gains         --           (0.04)          --
      Total dividends and
       distributions                  --           (0.09)       (0.04)
      Net asset value, end of
       period                    $  8.44         $  8.40       $ 9.43
      Total return++              (15.60)%         (9.87)%      (5.35)%
      ======================== ============   ============= =============
      Ratio to average net
       assets/supplemental
       data:
      Net assets, end of
       period (in 000's)         $ 3,560         $11,506       $2,122
      Ratio of operating
       expenses to average net
       assets                       1.00%+(a)       1.25%        1.25%+(a)
      Ratio of net investment
       income to average net
       assets                      (0.19)%+         1.25%        1.32%+
      Portfolio turnover rate         20%             10%           2%
      Ratio of operating
       expenses to average net
       assets without waivers
       and/or expense
       reimbursements               5.73%+(a)       3.04%        7.59%+(a)

                               * MidCap Growth Portfolio commenced operations on May 1, 2001.
                               ** International Value Portfolio commenced operations on July 7, 2000.
                               + Annualized.
                               ++ Total return represents aggregate total
                                 return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                         International     International International International
                         Opportunities     Opportunities Opportunities Opportunities
                          Portfolio**       Portfolio**   Portfolio**   Portfolio**
                          Year ended        Year ended    Year ended   Period ended
                           12/31/01#         12/31/00      12/31/99#     12/31/98*
Net asset value,
 beginning of period        $ 12.17           $ 14.35       $10.28        $10.00
Income from investment
 operations:
Net investment
 income/(loss)                 0.06              0.02         0.06          0.06
Net realized and
 unrealized gain/(loss)
 on investments               (1.77)            (1.99)        4.35          0.25
Net increase/(decrease)
 in net asset value from
 operations                   (1.71)            (1.97)        4.41          0.31
Less distributions:
Dividends from net
 investment income            (0.02)            (0.02)       (0.05)        (0.03)##
Dividends from net
 realized capital gains       (0.00)***         (0.19)       (0.29)           --
Total dividends and
 distributions                (0.02)            (0.21)       (0.34)        (0.03)##
Net asset value, end of
 period                     $ 10.44           $ 12.17       $14.35        $10.28
Total return++               (13.98)%          (13.81)%      43.05%         3.11%
======================== =============     ============= ============= =============
Ratio to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)          $11,330           $13,937       $5,898        $2,310
Ratio of operating
 expenses to average net
 assets                        1.25%(a)(b)       1.25%        1.25%         1.25%+
Ratio of net investment
 income to average net
 assets                        0.57%             0.20%        0.43%         1.09%+
Portfolio turnover rate         304%               30%          24%           16%
Ratio of operating
 expenses to average net
 assets without waivers
 and/or expense
 reimbursements                2.52%(a)          2.20%        2.64%         4.09%+

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               ** Prior to May 1, 2001, Nations Marsico
                               International Opportunities Portfolio was known as Nations International Growth Portfolio.
                               *** Amount represents less than $0.01 per share. + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                               (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   High Yield     High Yield
                                                 Bond Portfolio Bond Portfolio
                                                   Year ended    Period ended
                                                   12/31/01#      12/31/00*
 Net asset value, beginning of period               $  8.96         $10.00
 Income from investment operations:
 Net investment income                                 1.07           0.50
 Net realized and unrealized gain/(loss) on
  investments                                         (0.33)         (1.03)
 Net increase/(decrease) in net asset value from
  operations                                           0.74          (0.53)
 Less distributions:
 Dividends from net investment income                 (0.83)         (0.51)
 Dividends from net realized capital gains               --             --
 Total dividends and distributions                    (0.83)         (0.51)
 Net asset value, end of period                     $  8.87         $ 8.96
 Total return++                                        8.32%         (5.34)%
 =============================================== ============== ==============
 Ratio to average net assets/supplemental data:
 Net assets, end of period (in 000's)               $17,276         $9,843
 Ratio of operating expenses to average net
  assets                                               1.00%(a)       1.00%+
 Ratio of net investment income to average net
  assets                                              11.43%         10.68%+
 Portfolio turnover rate                                 64%            74%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       2.13%(a)       1.78%+

                               * High Yield Bond Portfolio commenced operations on July 7, 2000.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
        Terms used in this prospectus


Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term corporate obligation. Commercial paper is typically considered a money market instrument.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide low-risk returns and can allow a fund to remain fully invested.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion: the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1 - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. /

S&P/BARRA Value Index/1 - an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. /

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1 - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. /

S&P SmallCap 600/1 - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. /

S&P SuperComposite 1500/1 /- an unmanaged index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P and BARRA have not reviewed any stock included in the S&P SuperComposite
   1500, S&P 500, S&P SmallCap 600, S&P MidCap 400 Index or BARRA Value Index for its investment merit. S&P and BARRA determine and calculate their indices independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[Graphic]
     NATIONS SEPARATE ACCOUNT TRUST

     NATIONS SEPARATE ACCOUNT TRUST PORTFOLIOS ARE AVAILABLE ONLY TO OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY LEADING LIFE INSURANCE COMPANIES.


     PLEASE REFER TO THE
     PROSPECTUS THAT DESCRIBES
     YOUR ANNUITY CONTRACT OR
     LIFE INSURANCE POLICY FOR
     INFORMATION ABOUT HOW TO
     BUY, SELL AND TRANSFER
     YOUR INVESTMENT AMONG
     SHARES OF THE PORTFOLIOS.


     SEC file number Nations Separate Account Trust, 811-04305



[Graphic]
      Where to find more information

You'll find more information about Nations Separate Account Trust Portfolios in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about portfolio investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.


[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Separate Account Trust:

     By telephone: 1.800.321.7854

     By mail:
     Nations Separate Account Trust
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                                    [GRAPHIC]

The Securities and Exchange
Commission (SEC) has not
approved or disapproved
these securities or determined
if this prospectus is truthful
or complete.

Any representation to the
contrary is a criminal offense.

-----------------------
   Not FDIC Insured
-----------------------
    May Lose Value
-----------------------
  No Bank Guarantee
-----------------------



[LOGO] Nations Funds

Nations Separate Account Trust
-----------------------------------------------------------------
Prospectus -- May 1, 2002
   STOCK PORTFOLIO

   Nations Marsico Focused Equities Portfolio

   INTERNATIONAL STOCK PORTFOLIO

   Nations International Value Portfolio

   CORPORATE BOND PORTFOLIO
   Nations High Yield Bond Portfolio

An Overview of the Portfolios
--------------------------------------------------------------------------------


[Graphic]
     TERMS USED IN THIS PROSPECTUS

     IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.


     [Graphic]
      YOU'LL FIND Terms used in this prospectus ON PAGE 29.

     YOUR INVESTMENT IN THESE PORTFOLIOS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

     AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS.



This booklet, which is called a prospectus, tells you about three Nations Separate Account Trust Portfolios. The Portfolios are the underlying investment vehicles for certain variable annuity and/or variable life insurance separate accounts issued by leading life insurance companies. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE PORTFOLIOS
Each group of Portfolios has a different investment focus:

  .Stock Portfolios invest primarily in equity securities of U.S. companies.

  .International Stock Portfolios invest primarily in equity securities of companies outside the U.S.

  .Corporate Bond Portfolios focus on the potential to earn income by investing primarily in fixed income securities. Nations High Yield Bond Portfolio focuses on the potential to earn income by investing primarily in high yield debt securities, which are often referred to as "junk bonds"

The Portfolios also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT PORTFOLIOS FOR YOU
Not every Portfolio is right for every investor. When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock and International Stock Portfolios generally focus on long-term growth. They may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

Nations High Yield Bond Portfolio focuses on the potential to earn income. It may be suitable for you if:

  .you're looking for income

  .you have longer-term investment goals

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

  .you're seeking preservation of capital and stability of share price

You'll find a discussion of each Portfolio's principal investments, strategies and risks in the portfolio descriptions that start on page 5.

FOR MORE INFORMATION
If you have any questions about the Portfolios, please call us at
1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE PORTFOLIOS.

     [Graphic]
     YOU'LL FIND MORE ABOUT BA
     ADVISORS AND THE
     SUB-ADVISERS STARTING ON
     PAGE 16.


[Graphic] About the Portfolios

               NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO      5
               Sub-adviser: Marsico Capital Management, LLC
               --------------------------------------------------
               NATIONS INTERNATIONAL VALUE PORTFOLIO           8
               Sub-adviser: Brandes Investment Partners, L.P.
               --------------------------------------------------
               NATIONS HIGH YIELD BOND PORTFOLIO              11
               Sub-adviser: MacKay Shields LLC
               --------------------------------------------------
               OTHER IMPORTANT INFORMATION                    14
               --------------------------------------------------
               HOW THE PORTFOLIOS ARE MANAGED                 16

[Graphic]
        About your investment

             INFORMATION FOR INVESTORS
               Buying, selling and transferring shares           22
               How selling and servicing agents are paid         23
               Distributions and taxes                           24
             ------------------------------------------------------
             FINANCIAL HIGHLIGHTS                                25
             ------------------------------------------------------
             TERMS USED IN THIS PROSPECTUS                       29
             ------------------------------------------------------
             WHERE TO FIND MORE INFORMATION              BACK COVER

[Graphic]
     ABOUT THE SUB-ADVISER
     MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS THE PORTFOLIO'S SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

   [Graphic]
     YOU'LL FIND MORE ABOUT
     MARSICO CAPITAL AND
     MR. MARSICO ON PAGE 17.

[Graphic]
     WHAT IS A FOCUSED PORTFOLIO?

     A FOCUSED PORTFOLIO INVESTS IN A SMALL NUMBER OF COMPANIES WITH EARNINGS THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY. THIS PORTFOLIO FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

     BECAUSE A FOCUSED PORTFOLIO HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.



NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks long-term growth of capital.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Portfolio will invest at least 65% of its assets in common stocks of large companies. The investments will mostly consist of equity securities of large capitalization companies. The Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities. (Effective by July 31, 2002, under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities.)

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

    [Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS PORTFOLIO IN Other important information
     AND IN THE SAI.




[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations Marsico Focused Equities Portfolio has the following risks:

      .Investment strategy risk - There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Holding fewer investments - This Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity portfolios. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Portfolio will tend to have greater price swings than the value of more diversified equity portfolios. The Portfolio may become a diversified portfolio by limiting the investments in which more than 5% of its total assets are invested.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Foreign investment risk - Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

[Graphic]
     MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

     FOR INFORMATION ABOUT THE PERFORMANCE OF ANOTHER STOCK FUND MANAGED BY THOMAS MARSICO, SEE How the Portfolios are managed.



[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [CHART]

        1999     2000      2001
       ------  --------  --------
       53.28%  (15.82)%  (17.72)%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

    BEST: 4TH QUARTER 1999:                                        32.37%
    Worst: 1st quarter 2001:                                      -16.92%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                                   Since
                                                         1 year  inception*
     NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO          -17.72%      8.97%
     S&P 500                                             -11.88%      2.45%

     *The inception date of Nations Marsico Focused Equities Portfolio is March
      27, 1998. The return for the index shown is from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THE PORTFOLIO'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[Graphic]
     YOU'LL FIND MORE ABOUT
     BRANDES ON PAGE 18.

[Graphic]
     WHAT IS THE GRAHAM AND DODD
     APPROACH TO INVESTING?

     BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, Security Analysis, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE PORTFOLIO.

     THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.


NATIONS INTERNATIONAL VALUE PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     The Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Portfolio typically invests in at least three countries other than the United States at any one time.

The Portfolio primarily invests in equity securities, either directly or indirectly through closed-end investment companies, and depositary receipts.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[Graphic]
     LIMITS ON INVESTMENTS

     TO HELP MANAGE RISK, THE PORTFOLIO HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

       .THE PORTFOLIO WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A
        SINGLE SECURITY.
       .IT MAY NOT INVEST MORE THAN THE HIGHER OF:
         .20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
         .150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI
          EAFE Index (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).
       .IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING
        MARKETS OR DEVELOPING COUNTRIES.

[Graphic]
     YOU'LL FIND MORE ABOUT
     OTHER RISKS OF INVESTING IN
     THIS PORTFOLIO IN Other important information AND IN THE SAI.


[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations International Value Portfolio has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Foreign investment risk - Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
     FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER INTERNATIONAL ACCOUNTS MANAGED BY BRANDES, SEE How the Portfolios are managed.


[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Fund. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

     [CHART]

      2001
     -------
     (9.87)%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 2001:    9.93%
Worst: 3rd quarter 2001: -13.81%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment.

                                                Since
                                      1 year  inception*
Nations International Value Portfolio  -9.87%  -10.13%
MSCI EAFE Index                       -21.46%  -21.15%

     *The inception date of Nations International Value Portfolio is July 3,
      2000. The return for the index shown is from that date.

[Graphic]
     ABOUT THE SUB-ADVISER

     MACKAY SHIELDS LLC (MACKAY SHIELDS) IS THE PORTFOLIO'S SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.
   [Graphic]
     YOU'LL FIND MORE ABOUT
     MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 20.

[Graphic]
     HIGH YIELD DEBT SECURITIES

     THIS PORTFOLIO INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.



NATIONS HIGH YIELD BOND PORTFOLIO

[Graphic]
     INVESTMENT OBJECTIVE
     The Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[Graphic]
     PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Portfolio will invest at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "Ba" or "B" by Moody's Investor Services, Inc. or "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed within any specific duration. Its duration will generally track the CSFB Global High Yield Index. (Effective by July 31, 2002, under normal market conditions, the Portfolio will invest 80% of its assets in domestic and foreign corporate high yield debt securities.)

The Portfolio invests primarily in:

  .Domestic corporate high yield debt securities, including private placements

  .U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  .Zero-coupon bonds

  .U.S. government obligations

  .Equity securities (up to 25% of its assets), which may include convertible securities

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the Portfolio, the team:

  .focuses on individual security selection ("bottom-up" analysis)

  .uses fundamental credit analysis

  .emphasizes current income while attempting to minimize risk to principal

  .seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  .tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

    [Graphic]
     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN Other Important Information AND IN THE SAI.




[Graphic]
     RISKS AND OTHER THINGS TO CONSIDER
     Nations High Yield Bond Portfolio has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Credit risk - The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Changing distribution levels - The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Liquidity risk - There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      .Foreign investment risk - Foreign investments may be riskier than U.S.
       investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

[Graphic]
     FOR INFORMATION ABOUT PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS, SEE How the Portfolios are managed.



[Graphic]
     A LOOK AT THE PORTFOLIO'S PERFORMANCE
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

    [CHART]

      2001
      -----
      8.32%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

      BEST: 4TH QUARTER 2001:                  7.13%
      Worst: 3rd quarter 2001:                -3.92%

     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Portfolio's average annual total return for each period, compared with the CSFB Global High Yield Index, an unmanaged index that mirrors the high yield debt market . The index is not available for investment.

                                                                  Since
                                                         1 year inception*
     NATIONS HIGH YIELD BOND PORTFOLIO                    8.32%    1.70%
     CSFB Global High Yield Index                         5.82%    0.77%

     *The inception date of Nations High Yield Bond Portfolio is July 3, 2000.
      The return for the index shown is from that date.

[Graphic]
       Other important information

You'll find specific information about each Portfolio's principal investments, strategies and risks in the descriptions starting on page 5. The following are some other risks and information you should consider before you invest:

      .Nations Separate Account Trust has obtained exemptive relief from the SEC relating to the sale of shares to life insurance companies and qualified plans. Accordingly, the Portfolios may be made available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as directly to qualified plans and certain other permitted persons. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in Nations Separate Account Trust and the interests of qualified plans investing in Nations Separate Account Trust may conflict. Nations Separate Account Trust currently does not foresee any disadvantages to shareholders arising from these potential conflicts of interest. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, principal investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each of the Portfolios may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

      .Holding other kinds of investments - The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest up to 25% of their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolios for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Portfolios.

      .Foreign investment risk - Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; high levels of foreign taxation on both investments in foreign securities and issues of such securities; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved, such as those of immature economics and less developed and more thinly traded securities markets.

      .Investing defensively - A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including, transfer agency, interfund lending and securities lending services, or make loans to the Portfolios. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      .Portfolio turnover - A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rates for the Portfolios in Financial highlights.

[Graphic]
     BANC OF AMERICA ADVISORS, LLC

     ONE BANK OF AMERICA PLAZA
     CHARLOTTE, NORTH CAROLINA 28255


[Graphic]
        How the Portfolios are managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Nations Separate Account Trust Portfolios. Nations Separate Account Trust is a series of mutual funds that provides underlying investment alternatives for certain variable annuity contracts and/or variable life insurance policies.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Separate Account Trust pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Portfolio.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Portfolios until April 30, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fee Table Summary section of the preceding prospectus. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Portfolios' last fiscal year, after waivers and/or reimbursements.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                   Maximum  Actual fee
                                                   advisory  paid last
                                                     fee    fiscal year
        NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO   0.75%     0.72%
        Nations International Value Portfolio        0.90%     0.00%
        NATIONS HIGH YIELD BOND PORTFOLIO            0.55%     0.00%

[Graphic]
      MARSICO CAPITAL
      MANAGEMENT, LLC

      1200 17TH STREET
      SUITE 1300
      DENVER, COLORADO 80202




INVESTMENT SUB-ADVISERS
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Board that a Portfolio:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of BA Advisors's recommendations with approval only by the Board and not by Portfolio shareholders. BA Advisors or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has over $13 billion in assets under management.

Marsico Capital is the investment sub-adviser to Nations Marsico Focused Equities Portfolio.

Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Focused Equities Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than twenty years of experience as a securities analyst and portfolio manager.

[Graphic]
     BRANDES INVESTMENT
     PARTNERS, L.P.

     11988 EL CAMINO REAL
     SUITE 500
     SAN DIEGO, CALIFORNIA 92130



PERFORMANCE OF ANOTHER DOMESTIC STOCK FUND MANAGED BY THOMAS MARSICO
Nations Marsico Focused Equities Portfolio has been in operation since
March 27, 1998. The table below is designed to show you how a similar equity fund managed by Thomas Marsico performed in the past.

The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Portfolio. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 7, 1997

                                                  Janus Twenty
                                                    Fund (%)   S&P 500(%)
ONE YEAR                                             48.21       46.41
three years                                          32.07       30.63
FIVE YEARS                                           20.02       20.98
during the period of Mr. Marsico's
management (January 31, 1988 to August 7, 1997)      23.38       18.20

This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Portfolio has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

BRANDES INVESTMENT PARTNERS, L.P.
Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage more than $50 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Portfolio.

PERFORMANCE OF OTHER INTERNATIONAL STOCK FUNDS AND ACCOUNTS MANAGED BY BRANDES Nations International Value Portfolio commenced its operation on July 3, 2000. The table below is designed to show you how a similar composite of international equity accounts managed by Brandes performed over various periods in the past.

The fund and the accounts comprising the Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Portfolio.

The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 2001. The returns of the Brandes composite reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                           Brandes    MSCI EAFE
                                                         Composite(%) Index (%)
ONE YEAR                                                    (14.15)%   (21.62)%
three years                                                  10.73%     (5.12)%
FIVE YEARS                                                   13.39%       0.85%
since inception (6/30/90)                                    14.99%       3.63%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                                       Brandes     MSCI EAFE
                                                    Composite (%)  Index (%)
  2001                                                (14.15)%     (21.62)%
  2000                                                   2.80%     (14.17)%
  1999                                                  53.42%       29.96%
  1998                                                  15.03%       20.33%
  1997                                                  20.00%        1.78%
  1996                                                  16.34%        6.05%
  1995                                                  13.75%       11.21%
  1994                                                 (2.98)%        7.78%
  1993                                                  40.86%       32.56%
  1992                                                   6.28%     (12.17)%
  1991                                                  40.17%       12.13%

This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Portfolio has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

[Graphic]
     MACKAY SHIELDS LLC

     9 WEST 57TH STREET
     NEW YORK, NEW YORK 10019



MACKAY SHIELDS LLC
Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

PRIOR PERFORMANCE OF OTHER HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS Nations High Yield Bond Portfolio commenced its operations on July 3, 2000. The table below is designed to show you how a similar composite of high yield accounts managed by MacKay Shields performed over various time periods in the past.

The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Portfolio.

The table below shows the returns for the MacKay Shields composite compared with the CSFB Global High Yield Index for the periods ending December 31, 2001. The returns of the MacKay Shields composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                                   CSFB Global
                                                    MacKay Shields High Yield
                                                    Composite (%)   Index (%)
  ONE YEAR                                               9.12%        5.78%
  three years                                            5.45%        1.17%
  FIVE YEARS                                             7.57%        3.24%
  since inception (7/1/91)                              13.47%         8.7%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                                                   CSFB Global
                                                    MacKay Shields High Yield
                                                    Composite (%)   Index (%)
  2001                                                   9.12%        5.78%
  2000                                                   (3.9)%       (5.2)%
  1999                                                   10.7%         3.3%
  1998                                                    5.0%         0.6%
  1997                                                   15.9%        12.6%
  1996                                                   19.6%        12.4%
  1995                                                   21.2%        17.4%
  1994                                                    2.6%        (1.0)%
  1993                                                   23.1%        18.9%
  1992                                                   23.4%        16.7%
  1991 (SINCE 7/1/91)                                    12.8%        12.9%

THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF MACKAY SHIELDS. IT DOES NOT INDICATE HOW THE PORTFOLIO HAS PERFORMED OR WILL PERFORM IN THE FUTURE.

[Graphic]
     STEPHENS INC.

     111 CENTER STREET
     LITTLE ROCK, ARKANSAS 72201

[Graphic]
     PFPC INC.

     400 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE 19809




PERFORMANCE WILL VARY BASED ON MANY FACTORS, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND THE PORTFOLIO'S FEES AND EXPENSES.

THE MACKAY SHIELDS COMPOSITE INCLUDES ALL HIGH YIELD ACCOUNTS MANAGED BY MACKAY SHIELDS. THE ACCOUNTS DON'T PAY THE SAME EXPENSES THAT MUTUAL FUNDS PAY AND AREN'T SUBJECT TO THE DIVERSIFICATION RULES, TAX RESTRICTIONS AND INVESTMENT LIMITS UNDER THE 1940 ACT OR SUBCHAPTER M OF THE INTERNAL REVENUE CODE. RETURNS COULD HAVE BEEN LOWER IF THE COMPOSITE HAD BEEN SUBJECT TO THESE EXPENSES AND REGULATIONS AND REFLECTED A DEDUCTION FOR INVESTMENT ADVISORY FEES. PERFORMANCE IS EXPRESSED IN U.S. DOLLARS. THE AGGREGATE RETURNS OF THE ACCOUNTS IN THE COMPOSITE MAY NOT REFLECT THE RETURNS OF ANY PARTICULAR ACCOUNT OF MACKAY SHIELDS. FOR FURTHER INFORMATION REGARDING THE COMPOSITE PERFORMANCE, PLEASE SEE THE SAI.

OTHER SERVICE PROVIDERS
The Portfolios are distributed and co-administered by Stephens Inc. ("Stephens"), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Portfolios. The Portfolios pay BA Advisors and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolios and is paid monthly, as follows:

STOCK AND CORPORATE BOND PORTFOLIOS                                        0.23%
International Stock Portfolio                                              0.22%

PFPC Inc. ("PFPC") is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]

     WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING THE PORTFOLIOS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS, PARTICIPATING LIFE INSURANCE COMPANIES, AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[Graphic]

     A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

     THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.




[Graphic]
        Buying, selling and transferring shares


Nations Separate Account Trust Portfolios are available only to owners of variable annuity contracts and/or variable life insurance policies. Please refer to the prospectus that describes your annuity contract and/or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

HOW SHARES ARE PRICED
All transactions are based on the price of a Portfolio's shares -- or its net asset value. We calculate net asset value per share for each Portfolio at the end of each business day. First, we calculate the net asset value for each Portfolio by determining the value of the Portfolio's assets and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the Portfolio.

VALUING SECURITIES IN A PORTFOLIO
The value of a Portfolio's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Portfolio. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair market value. When a Portfolio uses fair value to price securities it may value those securities higher or lower than another portfolio that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a portfolio could change on days when Portfolio shares may not be bought or sold.

[Graphic]
     THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE
     12B-1 UNDER THE 1940 ACT.

     YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED.



[Graphic]
        How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Portfolios. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under a combined distribution and shareholder servicing plan.

Stephens and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to holders of variable annuity contracts and/or variable life insurance policies with whom the selling and servicing agents have a relationship.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

    . a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolios

    .   additional amounts on all sales of shares:

       . up to 1.00% of the offering price per share

    . non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Portfolios for services they provide.

[Graphic]
     THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

    [Graphic]
     FOR MORE INFORMATION ABOUT
     TAXES, PLEASE SEE THE SAI.



[Graphic]
        Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A portfolio can also have capital gain if the value of its investments increases. If a portfolio sells an investment at a gain, the gain is realized. If a portfolio continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes substantially all of its net investment income and realized capital gains to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split equally among all shares, and is called a distribution.

The Portfolios distribute dividends from net investment income once a year. They may also distribute any net realized capital gains, including short-term capital gains, at least once a year.

A distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive distributions from the trade date of the purchase up to and including the day before the shares are sold.

Each time a distribution is made, the net asset value per share of the Portfolio is reduced by the amount of the distribution.We'll automatically reinvest distributions in additional shares of the same Portfolio.

HOW TAXES AFFECT YOUR INVESTMENT

Shares of each Portfolio are only offered to you through a variable annuity contract and/or variable insurance policy of a participating insurance company. As discussed in the prospectus for your variable annuity contract or variable insurance policy, your contract or policy may qualify for favorable tax treatment.

As long as your variable annuity contract or variable insurance policy maintains favorable tax treatment, you will only be taxed on your investment in a Portfolio through such contract or policy, regardless of the transfer of Portfolio shares or the Portfolio's distributions of net investment income and realized capital gains. In order to qualify for such treatment, among other things, the "separate accounts" of participating insurance companies, which maintain and invest net proceeds from the variable annuity contracts and variable insurance policies, must be "adequately diversified." Each Portfolio intends to operate in such a manner so that a separate account investing in Portfolio shares on behalf of a holder of a variable annuity contract or variable insurance policy will be "adequately diversified."

[Graphic]
        Financial highlights

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This financial information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Separate Account Trust's financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    Focused       Focused          Focused        Focused
                                    Equities      Equities         Equities       Equities
                                   Portfolio     Portfolio        Portfolio      Portfolio
                                   Year ended    Year ended       Year ended    Period ended
                                   12/31/01#     12/31/00#        12/31/99#      12/31/98*
Net asset value, beginning of
 period                             $  16.31      $  19.71         $  13.00       $ 10.00
Income from investment operations:
Net investment income/(loss)           (0.01)         0.01            (0.03)         0.02
Net realized and unrealized
 gain/(loss) on investments            (2.88)        (3.09)            6.90          3.00
Net increase/(decrease) in net
 asset value from operations           (2.89)        (3.08)            6.87          3.02
Less distributions:
Dividends from net investment
 income                                   --         (0.01)              --         (0.02)##
Dividends from net realized
 capital gains                            --         (0.31)           (0.16)           --
Total dividends and distributions         --         (0.32)##         (0.16)        (0.02)##
Net asset value, end of period      $  13.42      $  16.31         $  19.71       $ 13.00
Total return++                        (17.72)%      (15.82)%          53.28%        30.16%
================================== ==========    ==========       ==========    ============
Ratio to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)                             $116,739      $148,714         $113,115       $24,521
Ratio of operating expenses to
 average net assets                     1.10%(a)      1.10%(a)(b)      1.10%(a)      1.10%+(a)
Ratio of net investment income to
 average net assets                    (0.08)%        0.06%           (0.17)%        0.33%+
Portfolio turnover rate                  128%          141%             134%          236%
Ratio of operating expenses to
 average net assets without
 waivers and/or expense
 reimbursements                         1.38%(a)      1.36%(a)         1.38%(a)      1.94%+(a)

                               * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                               (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                International
                                                  International     Value
                                                      Value       Portfolio
                                                    Portfolio      Period
                                                   Year ended       ended
                                                    12/31/01#     12/31/00
Net asset value, beginning of period                 $  9.43       $10.00
Income from investment operations:
Net investment income/(loss)                            0.11         0.04
Net realized and unrealized gain/(loss) on
 investments                                           (1.05)       (0.57)
Net increase/(decrease) in net asset value from
 operations                                            (0.94)       (0.53)
Less distributions:
Dividends from net investment income                   (0.05)       (0.04)
Dividends from net realized capital gains              (0.04)          --
Total dividends and distributions                      (0.09)       (0.04)
Net asset value, end of period                       $  8.40       $ 9.43
Total return++                                         (9.87)%      (5.35)%
================================================= ============= =============
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $11,506       $2,122
Ratio of operating expenses to average net assets       1.25%        1.25%+(a)
Ratio of net investment income to average net
 assets                                                 1.25%        1.32%+
Portfolio turnover rate                                   10%           2%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          3.04%        7.59%+(a)

                               * International Value Portfolio commenced operations on July 7, 2000.
                               + Annualized.
                               ++ Total return represents aggregate total
                                 return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   High Yield     High Yield
                                                 Bond Portfolio Bond Portfolio
                                                   Year ended    Period ended
                                                   12/31/01#      12/31/00*
 Net asset value, beginning of period               $  8.96         $10.00
 Income from investment operations:
 Net investment income                                 1.07           0.50
 Net realized and unrealized gain/(loss) on
  investments                                         (0.33)         (1.03)
 Net increase/(decrease) in net asset value from
  operations                                           0.74          (0.53)
 Less distributions:
 Dividends from net investment income                 (0.83)         (0.51)
 Dividends from net realized capital gains               --             --
 Total dividends and distributions                    (0.83)         (0.51)
 Net asset value, end of period                     $  8.87         $ 8.96
 Total return++                                        8.32%         (5.34)%
 =============================================== ============== ==============
 Ratio to average net assets/supplemental data:
 Net assets, end of period (in 000's)               $17,276         $9,843
 Ratio of operating expenses to average net
  assets                                               1.00%(a)       1.00%+
 Ratio of net investment income to average net
  assets                                              11.43%         10.68%+
 Portfolio turnover rate                                 64%            74%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       2.13%(a)       1.78%+

                               * High Yield Bond Portfolio commenced operations on July 7, 2000.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                               # Per share net investment income has been calculated using the monthly average shares method.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[Graphic]
     THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.



[Graphic]
        Terms used in this prospectus


Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term corporate obligation. Commercial paper is typically considered a money market instrument.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide low-risk returns and can allow a fund to remain fully invested.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion: the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1 - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. /

S&P/BARRA Value Index/1 - an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. /

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1 - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. /

S&P SmallCap 600/1 - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. /

S&P SuperComposite 1500/1 /- an unmanaged index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/S&P and BARRA have not reviewed any stock included in the S&P SuperComposite
   1500, S&P 500, S&P SmallCap 600, S&P MidCap 400 Index or BARRA Value Index for its investment merit. S&P and BARRA determine and calculate their indices independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[Graphic]
     NATIONS SEPARATE ACCOUNT TRUST

     NATIONS SEPARATE ACCOUNT TRUST PORTFOLIOS ARE AVAILABLE ONLY TO OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY LEADING LIFE INSURANCE COMPANIES.


     PLEASE REFER TO THE
     PROSPECTUS THAT DESCRIBES
     YOUR ANNUITY CONTRACT OR
     LIFE INSURANCE POLICY FOR
     INFORMATION ABOUT HOW TO
     BUY, SELL AND TRANSFER
     YOUR INVESTMENT AMONG
     SHARES OF THE PORTFOLIOS.


     SEC file number Nations Separate Account Trust, 811-04305



[Graphic]
      Where to find more information

You'll find more information about Nations Separate Account Trust Portfolios in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about portfolio investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.


[Graphic]
     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Separate Account Trust:

     By telephone: 1.800.321.7854

     By mail:
     Nations Separate Account Trust
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[LOGO] Nations Funds

                         NATIONS SEPARATE ACCOUNT TRUST
                       Statement of Additional Information


                                Stock Portfolios
                                ----------------
                             Nations Value Portfolio
                     Nations Marsico 21st Century Portfolio
                   Nations Marsico Focused Equities Portfolio
                        Nations Marsico Growth Portfolio
                        Nations Capital Growth Portfolio
                         Nations Small Company Portfolio
                         Nations MidCap Growth Portfolio

                         International Stock Portfolios
                         ------------------------------
                      Nations International Value Portfolio
              Nations Marsico International Opportunities Portfolio

                               Balanced Portfolio
                               ------------------
                       Nations Asset Allocation Portfolio

                            Corporate Bond Portfolio
                            ------------------------
                        Nations High Yield Bond Portfolio

                                   May 1, 2002

         This SAI provides information relating to the classes of shares representing interests in the Portfolios listed above. This information supplements the information contained in the prospectuses for the Portfolios and is intended to be read in conjunction with the prospectuses. The SAI is not a prospectus for the Portfolios. See "About the SAI" for information on what the SAI is and how it should be used.

         Copies of any of the prospectuses may be obtained without charge by writing Nations Funds c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at 1-800-321-7854. The Portfolios' annual reports to shareholders, including the audited financial statements for the Portfolios, dated December 31, 2001, are hereby incorporated into this SAI by reference.

         For ease of reading, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of these terms and their corresponding full names or definitions can be found at the end of this SAI in Appendix B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                TABLE OF CONTENTS

ABOUT THIS SAI ...........................................................................  1
HISTORY OF THE TRUST .....................................................................  2
DESCRIPTION OF THE PORTFOLIOS AND  THEIR INVESTMENTS AND RISKS ...........................  2
    Investment Policies and Limitations ..................................................  2
       Fundamental Policies ..............................................................  2
       Non-Fundamental Policies ..........................................................  3
       Exemptive Orders ..................................................................  4
    Permissible Portfolio Investments and Investment Techniques ..........................  4
       The Stock Portfolios ..............................................................  5
       The International Stock Portfolios ................................................  5
       Balanced Portfolio ................................................................  6
       Corporate Bond Portfolio ..........................................................  6
    Descriptions of Permissible Investments ..............................................  6
       Asset-Backed Securities ...........................................................  6
       Bank Obligations (Domestic and Foreign) ...........................................  7
       Borrowings ........................................................................  8
       Common Stock ......................................................................  8
       Convertible Securities ............................................................  9
       Corporate Debt Securities ......................................................... 10
       Derivatives ....................................................................... 10
       Dollar Roll Transactions .......................................................... 11
       Foreign Securities ................................................................ 11
       Futures and Options ............................................................... 13
       Guaranteed Investment Contracts ................................................... 16
       High Yield/Lower-Rated Debt Securities ............................................ 16
       Money Market Instruments .......................................................... 18
       Mortgage-Backed Securities ........................................................ 18
       Municipal Securities .............................................................. 20
       Other Investment Companies ........................................................ 22
       Pass Through Securities (Participation Interests and Company Receipts) ............ 22
       Preferred Stock ................................................................... 23
       Private Placement Securities and Other Restricted Securities ...................... 23
       REITs and Master Limited Partnerships ............................................. 24
       Repurchase Agreements ............................................................. 25
       Reverse Repurchase Agreements ..................................................... 25
       Securities Lending ................................................................ 25
       Short Sales ....................................................................... 26
       Stripped Securities ............................................................... 26
       Swap Contracts .................................................................... 27
       U.S. Government Obligations ....................................................... 27
       Variable- and Floating-Rate Instruments ........................................... 28
       Warrants and Rights ............................................................... 28
       When-Issued Purchases, Delayed Delivery and Forward Commitments ................... 28
       Zero-Coupon, Pay-In-Kind and Step-Coupon Securities ............................... 29
    Other Considerations ................................................................. 30
       Temporary Defensive Purposes ...................................................... 30
       Portfolio Turnover ................................................................ 30
MANAGEMENT OF THE TRUST .................................................................. 30
    The Board Members and Principal Officers ............................................. 31
    Board Committees ..................................................................... 33
    Board Compensation ................................................................... 34

                                       i

    Retirement Plan ...................................................................... 35
    Nations Funds Deferred Compensation Plan ............................................. 36
    Beneficial Equity Ownership Information .............................................. 36
    Ownership of Securities of Adviser, Distributor, or Related Entities ................. 37
    Disclosure of Other Transactions Involving Board Members ............................. 37
    Approval of Advisory and Sub-Advisory Agreements ..................................... 38
    Codes of Ethics ...................................................................... 39
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ...................................... 40
INVESTMENT ADVISORY AND OTHER SERVICES ................................................... 41
    Investment Adviser and Sub-Advisers .................................................. 41
       BA Advisors, BACAP and Marsico Capital ............................................ 41
       Sub-Advisers Unaffiliated with BA Advisors ........................................ 41
       Investment Advisory and Sub-Advisory Agreements ................................... 41
       Expense Limitations ............................................................... 42
       Advisory Fee Rates ................................................................ 43
       Advisory Fees Paid ................................................................ 43
       Sub-Advisory Fee Rates ............................................................ 44
       Sub-Advisory Fees Paid ............................................................ 44
    Co-Administrators and Sub-Administrator .............................................. 44
       Co-Administrators ................................................................. 44
       Sub-Administrator ................................................................. 45
       Co-Administration and Sub-Administration Fees Paid ................................ 45
    Shareholder Servicing and Distribution Plan .......................................... 46
    Expenses ............................................................................. 48
    Other Service Providers .............................................................. 48
       Transfer Agents and Custodians .................................................... 48
       Independent Accountants ........................................................... 49
       Counsel ........................................................................... 49
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................................. 49
    General Brokerage Policy, Brokerage Transactions and Broker Selection ................ 49
       Aggregate Brokerage Commissions ................................................... 51
    Brokerage Commissions Paid to Affiliates ............................................. 52
    Directed Brokerage ................................................................... 53
    Securities of Regular Broker/Dealers ................................................. 53
    Monies Paid to Broker/Dealers from the Adviser's or Distributor's Profit ............. 54
CAPITAL STOCK ............................................................................ 54
    Description of Shares of the Trust ................................................... 54
PURCHASE, REDEMPTION AND PRICING OF SHARES ............................................... 55
    Purchase, Redemption and Exchange .................................................... 55
    Offering Price ....................................................................... 56
INFORMATION CONCERNING TAXES ............................................................. 56
    General .............................................................................. 57
    Equalization Accounting .............................................................. 58
    Excise Tax ........................................................................... 58
    Taxation of Portfolio Investments .................................................... 58
    Taxation of a Separate Account of a Participating Insurance Company .................. 59
UNDERWRITER COMPENSATION AND PAYMENTS .................................................... 59
PORTFOLIO PERFORMANCE .................................................................... 60
    Advertising Portfolio Performance .................................................... 60
    Total Return Calculations ............................................................ 62
APPENDIX A ...............................................................................A-1
APPENDIX B ...............................................................................B-1

                                       ii

                                 ABOUT THIS SAI
                                 --------------

         What is the SAI?

         The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Portfolios. It generally contains information about the Portfolios that the SEC has concluded is not required to be in the Portfolios' prospectus, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

         Specifically, the SAI, among other things, provides information about the Trust, which "houses" the Portfolios; the investment policies and permissible investments of the Portfolios; the management of the Portfolios, including the Board, the investment adviser and sub-advisers; other service providers to the Portfolios; certain brokerage policies of the Portfolios; and performance information about the Portfolios.

         How should I use the SAI?

         The SAI is intended to be read in conjunction with the Portfolios' prospectus. The SAI is not a prospectus and is not a substitute for reading the prospectus. A copy of the prospectus may be obtained by calling Nations Portfolios at (800) 321-7854.

         What governs the type of information that is put in the SAI?

         The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

         Is the SAI available on the Internet?

         Yes. The SAI is part of the registration statement for the Portfolios that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/formpick.htm.
                 -------------------------------------------------

         Who may I contact for more information?

         If you have any questions about the Portfolios, please call Nations Funds at (800) 321-7854 or contact your investment professional.

                              HISTORY OF THE TRUST
                              --------------------

         The Trust is an open-end registered investment company in the Nations Funds Family, which in addition to the Trust, consists of NFT, NFI, NR, NMIT and NFST. The Nations Funds Family currently has more than 90 distinct investment portfolios and total assets in excess of $148 billion.

         The Trust was organized as a Delaware business trust on November 24, 1997 and prior to May 1, 2001 was named Nations Annuity Trust. It has a fiscal year end of December 31.

         The Trust currently consists of eleven different investment portfolios:
Value Portfolio, Marsico 21st Century Portfolio, Marsico Focused Equities Portfolio, Marsico Growth Portfolio, Capital Growth Portfolio, Small Company Portfolio, MidCap Growth Portfolio, International Value Portfolio, Marsico International Opportunities Portfolio, Asset Allocation Portfolio and Nations High Yield Bond Portfolio. All the Portfolios are diversified, with the exception of Nations Marsico Focused Equities Portfolio.

         In order to improve the Trust's variable annuity and variable life insurance fund options, management proposed, and shareholders approved at special shareholders meetings held on April 12, 2001, changes to the Trust's Portfolios. For certain Portfolios these changes included, among other things, changes to the name of a Portfolio and changes to its investment sub-adviser, investment objective and principal investment strategies. These changes went into effect on May 1, 2001. Prior to these changes: Small Company Portfolio was named Nations SmallCap Index Portfolio; Marsico International Opportunities Portfolio was named Nations International Growth Portfolio; Asset Allocation Portfolio was named Nations Balanced Assets Portfolio; Capital Growth Portfolio was named Nations Managed Index Portfolio; and Marsico 21st Century Portfolio was named Aggressive Growth Portfolio. In addition, effective May 1, 2002, the Marsico Growth & Income Portfolio changed its name to Marsico Growth Portfolio

                       DESCRIPTION OF THE PORTFOLIOS AND
                       ---------------------------------
                          THEIR INVESTMENTS AND RISKS
                          ---------------------------

         Investment Policies and Limitations

         The investment objectives, principal investment strategies and the principal investment risks associated with these strategies for each Portfolio, are discussed in the Portfolio's prospectus.

         The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Portfolios supplement the discussion in the prospectuses for the Portfolios. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board, without shareholder approval.

         Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Portfolio's acquisition of such security or asset.

         Fundamental Policies

         Each Portfolio may not, as a matter of fundamental policy:

    1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

    2. Purchase or sell real estate, except a Portfolio may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

    3. Purchase or sell commodities, except that a Portfolio may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

    4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and
         (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolios.

    5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolios.

    6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolios.

    7. Except for Marsico Focused Equities Portfolio, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Portfolio's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolios.

         Non-Fundamental Policies

         Each Portfolio may, as a matter of non-fundamental policy:

    1. Invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Portfolios in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act. Any Portfolio that is purchased by another fund in the Nations Funds Family in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

    2. Not invest or hold more than 15% of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

    3.   May invest in futures or options contracts regulated by the CFTC for
         (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Portfolio's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

    4. May lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

    5. May not make investments for the purpose of exercising control of management. (Investments by the Portfolio in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

    6. May not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Portfolio segregates assets in the amount at least equal to the underlying security or asset.

    7. Marsico Focused Equities Portfolio may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of one issuer, and with respect to 50% of such Portfolio's total assets, more than 5% of its assets would be invested in the securities of one issuer.

         Exemptive Orders

         In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Portfolios to participate in certain transactions beyond the investment limitations described above or otherwise applicable restrictions:

    1. Pursuant to an exemptive order dated October 5, 1993, all current and future Portfolios advised by BA Advisors may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including that such agreements have a maturity of not more than seven days.

    2. Pursuant to an exemptive order dated July 23, 1997, the Portfolios may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act.

    3. Pursuant to an exemptive order dated December 27, 2000, the Portfolios may, subject to certain conditions, invest in shares of other affiliated funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities. See also the Portfolios' non-fundamental investment policy relating to investments in other investment companies.

    4. Pursuant to an exemptive order dated August 4, 2001, the Portfolios may be made available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as directly to qualified plans and certain other permitted persons. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in the Trust and the interests of qualified plans investing in the Trust's Portfolios may conflict. The Trust does not currently foresee any disadvantages to shareholders arising from these potential conflicts of interest. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts.

         Permissible Portfolio Investments and Investment Techniques

         A Portfolio's prospectus identifies and summarizes the types of securities in which a Portfolio invests as part of its principal investment strategies and the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

         Subject to its fundamental and non-fundamental investment policies:

    . Each Portfolio may borrow money, lend its securities and invest in securities issued by other registered investment companies. See "Descriptions of Permissible Investments--Borrowings," "Descriptions of Permissible Investments--Securities Lending" and "Descriptions of Permissible Investments--Other Investment Companies."

    . Each Portfolio permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. The fixed-income portion of the Asset Allocation

          Portfolio may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Portfolio, and the Portfolio will segregate assets as required by the 1940 Act (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations. See "Descriptions of Permissible Investments--Derivatives."

        > Each Portfolio may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Portfolio may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for more aggressive investing,
          (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Portfolio will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

     The Stock Portfolios

     Value Portfolio, Capital Growth Portfolio, MidCap Growth Portfolio and
     ----------------------------------------------------------------------
Small Company Portfolio: In addition to the types of securities described in the
-----------------------
prospectus for each of these Portfolios, and consistent with its investment policies, objective and strategies, each of these Portfolios may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Portfolio's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

     Value Portfolio, Capital Growth Portfolio, MidCap Growth Portfolio and Small Company Portfolio may each invest up to 20% of their assets in foreign securities, notwithstanding the general 10% limits discussed above. While these Portfolios reserve the right to so invest, investing in foreign securities is not considered a principal investment strategy of these Portfolios.

     Marsico Growth Portfolio, Marsico Focused Equities Portfolio and Marsico
     ------------------------------------------------------------------------
21st Century Portfolio: In addition to the types of securities described in the
----------------------
prospectus for each of these Portfolios, and consistent with its investment policies, objective and strategies, each of these Portfolios may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; high yield/lower-rated debt securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; provided however, that if any such security type is listed in a Portfolio's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

     Each Portfolio may invest up to 100% of its assets in linked securities and structured products, notwithstanding the 10% limits discussed above. While each Portfolio reserves the right to so invest, investing in these securities is not a principal investment strategy of the Portfolios.

     The International Stock Portfolios

     International Value Portfolio: In addition to the types of securities
     -----------------------------
described in its prospectus, and consistent with its investment policies, objective and strategies, this Portfolio may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); private placement and other illiquid securities; and REITs and master limited partnerships.

     Marsico International Opportunities Portfolio: In addition to the types of
     ---------------------------------------------
securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Portfolio may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate:

convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus); high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

     The Portfolio may invest up to 100% of its assets in linked securities and structured products, notwithstanding the 10% limits discussed above. While the Portfolio reserves the right to so invest, investing in these securities is not a principal investment strategy of the Portfolio.

     Balanced Portfolio

     Asset Allocation Portfolio: In addition to the types of securities
     --------------------------
described in the prospectus for this Portfolio, and consistent with its investment policies, objective and strategies, this Portfolio may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in the Portfolio's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

     The Portfolio is permitted to use derivatives and may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. Notwithstanding the 10% limit discussed above, the fixed-income portion of the Asset Allocation Portfolio may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Portfolio, and the Portfolio will segregate assets as required by the 1940 Act (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations.

     Corporate Bond Portfolio

     High Yield Bond Portfolio: In addition to the types of securities described
     -------------------------
in its prospectus, and consistent with its investment policies, objective and strategies, this Portfolio may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, corporate debt securities, foreign securities and pass-through securities.

     Descriptions of Permissible Investments

     Additional information about individual types of securities (including key considerations and risks) in which some or all of the Portfolios may invest is set forth below.

     Asset-Backed Securities

     Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

     The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

     Key Considerations and Risks: The risks of investing in asset-backed
     ----------------------------
securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

     In addition, as purchasers of an asset-backed security, the Portfolios generally will have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Portfolio has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Portfolio may experience losses or delays in receiving payment.

     Bank Obligations (Domestic and Foreign)

     Bank obligations include, as examples, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

     A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and the interest rate on which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

     A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

     As a general matter, obligations of "domestic banks," are not subject to the Portfolios' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

     Certain Portfolios may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

     Key Considerations and Risks: Certain bank obligations, such as some CDs,
     ----------------------------
are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

     Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that their liquidity could be impaired because of political or economic developments, that the obligations may be less marketable than comparable obligations of domestic banks, that a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations, that the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

     Borrowings

     Each Portfolio has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

     The Portfolios participate in an uncommitted line of credit provided by BNY under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. Under the Uncommitted Line, each participating Portfolio must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Portfolio under the Uncommitted Line over the last fiscal year, if any, can be found its Annual Report to Shareholders for the year ended December 31, 2001.

     A Portfolio also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments--Reverse Repurchase Agreements."

     Key Considerations and Risks: The Uncommitted Line is not a "committed"
     ----------------------------
line of credit, which is to say that BNY is not obligated to lend money to a Portfolio. Accordingly, it is possible that a Portfolio may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

     Common Stock

     Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may instead choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

     Key Considerations and Risks: Investments by a Portfolio in common stocks
     ----------------------------
are subject to stock market risk, which is the risk that the value of the stocks that the Portfolio holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to them, like changes in earnings or management.

     With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

     Common stock investments also present the risk of investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Portfolios that invest primarily in these types of companies, such as the Small Company Portfolio, these risks can have a more acute effect on the value of the Portfolio's shares.

     Common stock investments also present the risks of investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop. For those Portfolios that focus their investments in a particular industry, these industry-related risks can have a significant effect on the value of these Portfolios' shares. See "Other Considerations--The High Technology Industry" and "Other Considerations--The Financial Services Industry."

     Convertible Securities

     Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

     The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

     The Portfolios may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments--High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments--Warrants and Rights."

     Key Considerations and Risks: A Portfolio's investments in convertible
     ----------------------------
securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Portfolio may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Portfolio. A Portfolio's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Portfolio may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

     In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may to be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described under "Descriptions of Permissible Investments--Common Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

     See also Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock."

     Corporate Debt Securities

     Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

     The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

     See also "Descriptions of Permissible Investments--Foreign Securities," "Descriptions of Permissible Investments--Variable- and Floating-Interest Securities" and "Descriptions of Permissible Investments--Money Market Instruments."

     Key Considerations and Risks: Because of the wide range of types, and
     ----------------------------
maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

     Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Portfolio could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

     Derivatives

     A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures, options, options on futures, forward foreign currency exchange contracts, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

     The Portfolios may use derivatives for a variety of reasons, including to: enhance a Portfolio's return; attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Portfolio's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Portfolio's portfolio.

     A Portfolio may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

     Key Considerations and Risks: The use of derivatives presents risks
     ----------------------------
different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

     See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Linked Securities and Structured Products," "Descriptions of Permissible Investments--Stripped Securities," "Descriptions of Permissible Investments--Warrants" and "Descriptions of Permissible Investments--Swap Contracts."

     Dollar Roll Transactions

     Under a mortgage "dollar roll," a Portfolio sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Portfolio forgoes principal and interest paid on the mortgage-backed securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Portfolio enters into a mortgage "dollar roll," it must establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities of other liquid debt or equity securities equal in value to its obligations with respect to dollar rolls, and accordingly, such dollar rolls are not considered borrowings. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

     Key Considerations and Risks: Mortgage dollar rolls involve the risk that
     ----------------------------
the market value of the securities the Portfolio is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

     Foreign Securities

     Foreign securities are debt, equity or derivative securities determined by the Adviser to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

     Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Portfolio may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency; or when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). The Portfolio's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

     A Portfolio may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

     Foreign currency hedging transactions are attempts to protect a Portfolio against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

     Key Considerations and Risks: Foreign securities generally pose risks above
     ----------------------------
those typically associated with an equity, debt or derivative security due to:
(1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Portfolio's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible impositions of foreign taxes at high or confiscatory levels and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

     Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

     As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Portfolio may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Portfolio may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts payable on foreign securities in which a Portfolio may invest may be subject to foreign withholding and other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject.

     SPECIAL CONSIDERATIONS REGARDING EUROPE and the EURO: On January 1, 1999, eleven of the fifteen member countries of the European Union fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union. At that time each member's currency was converted at a fixed rate to the euro. As of January 1, 2002, both wholesale financial markets and the retail sector conduct business utilizing euro banknotes and coins. As of that date, national banknotes and coins of participating member countries ceased to be legal tender. In addition to adopting a single currency, member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is now exercised by the new European Central Bank. While economic and monetary convergence in the European Union may offer new opportunities for those investing in the region, investors should be aware that the success and future prospects of the union cannot be predicted with certainty. Europe must grapple with a number of challenges, any one of which could threaten the success and prospects of this monumental undertaking. For example, eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The continent's economies are diverse, its governments are decentralized, and its cultures differ widely. In addition, one or more member countries might exit the union, placing the currency and banking system in jeopardy.

     For those Portfolios that invest in euro-denominated securities (including currency contracts) there is the additional risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the Union. This has been true of late, when the exchange rates of the euro versus many of the world's major currencies steadily declined. As of May 2002, the euro is trading near all time lows against the U.S. dollar. In this environment, U.S. and other foreign investors may experience erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

     Futures and Options

     Futures and options contracts are derivative instruments that the Portfolios may utilize for a variety of reasons including, for hedging purposes, risk reduction, securities exposure, to enhance a Portfolio's return, to enhance a Portfolio's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments--Derivatives."

     Futures - Futures contracts provide for the future sale by one party and
     -------
purchase by another party of a specified amount of a specific security or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Assets committed by a Portfolio to a futures contract will be segregated to the extent required by law. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimum's. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Portfolios require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Portfolio's portfolio.

     The Portfolios may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

     Options - Each Portfolio may purchase and write (i.e., sell) put and call
     -------
options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks.

     A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange, and the Philadelphia Stock Exchange. A Portfolio's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction.

     Options on Futures - The Portfolios may purchase options on the futures
     ------------------
contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).

     Key Considerations and Risks: Futures and options investing are highly
     ----------------------------
specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

     With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If a Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if a Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Portfolio is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Portfolio will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Portfolio is exercised, the Portfolio's basis in the underlying instrument will be reduced by the net premium received when the option was written.

     With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such a situation, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Portfolio generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

     In addition, there is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     The successful use by the Portfolios of futures and options on stock indexes will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. The Portfolios therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Portfolio's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Portfolio. Inasmuch as a Portfolio's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Portfolio will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.

     Each Portfolio will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount. Under current SEC guidelines, the Portfolios will maintain or "segregate" assets with their Custodians to cover transactions in which the Portfolios write or sell options. Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover option obligations could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     Guaranteed Investment Contracts

     Guaranteed investment contracts, investment contracts or funding agreements ("GICs") are short-term money market instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Portfolio may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

     Key Considerations and Risks: A Portfolio will only purchase GICs from
     ----------------------------
issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Portfolio on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

     High Yield/Lower-Rated Debt Securities

     A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments--Corporate Debt Securities" and "Descriptions of Permissible Investments--Municipal Securities."

     The Portfolios may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible
Investments--Convertible Securities."

     Key Considerations and Risks: The yields on high yield/lower-rated debt and
     ----------------------------
comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Portfolio will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Portfolios will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Portfolio may be more dependent on credit analysis than is the case for higher quality bonds.

     The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Portfolio's ability to:
(a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

     Linked Securities and Structured Products

     Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible
Investments--Derivatives."

     Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

     Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Portfolio's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments--Other Investment Companies."

     SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Portfolio would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Portfolio would continue to pay its own management and advisory fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

         Key Considerations and Risks: Like all derivatives, a Portfolio's
         ----------------------------
investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Portfolio to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments--Private Placement Securities and Other Restricted Securities."

         SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs.

         Money Market Instruments

         Money market instruments are high-quality, short-term debt obligations, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits. What these instruments have in common are low risk and liquidity.

         Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

         See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts," "Descriptions of Permissible Investments--Repurchase agreements" and "Descriptions of Permissible Investments--U.S. Government Obligations."

         Key Considerations and Risks: Money market instruments (other than
         ----------------------------
certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support the instrument.

         Mortgage-Backed Securities

         A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments--Pass-Through Securities."

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low-, medium- and middle-income home buyers. FNMA is a congressionally chartered, company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Portfolio will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Portfolio will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         Key Considerations and Risks: Investment in mortgage-backed securities
         ----------------------------
poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         Municipal Securities

         Municipal Bonds - Municipal bonds are debt obligations issued by the
         ---------------
states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Private activity bonds (such as an industrial development or industrial revenue bond) held by a Portfolio are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Municipal Notes - Municipal notes are issued by states, municipalities
         ---------------
and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Portfolio may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Portfolio to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolio to be liquid because they are payable upon demand. The Portfolio has no specific percentage limitations on investments in master demand obligations.

         Municipal Leases - Municipal securities also may include participations
         ----------------
in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Portfolio. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Portfolio may have a demand provision permitting the Portfolio to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Portfolio's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         Key Considerations and Risks: There are variations in the quality of
         ----------------------------
municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Portfolio. The Adviser will consider such an event in determining whether a Portfolio should continue to hold the obligation.

         The payment of principal and interest on most securities purchased by a Portfolio will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, are a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Portfolios versus the greater relative safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of a state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision.

         In addition, from time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Moreover, with respect to municipal securities issued by California, Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, the Adviser cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities generally, or California, Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia municipal securities specifically, for investment by one of these Portfolios and the liquidity and value of such portfolios. In such an event, a Portfolio impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Other Investment Companies

         In seeking to attain their investment objectives, certain Portfolios may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Portfolios from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

         The 1940 Act generally requires that each Portfolio limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and
(c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Portfolio or by the company as a whole.

         Each Portfolio has obtained permission from the SEC (via an exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Portfolio, will find that the advisory fees applicable to the Portfolio relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Portfolio's advisory contract.

         Each Portfolio also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Portfolios may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BA Advisors and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolios for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the second paragraph (above) of this section.

         Key Considerations and Risks: There are certain advantages for a
         ----------------------------
Portfolio to be able invest in shares of other investment companies; for example, it may allow a Portfolio to gain exposure to a type of security. It also may facilitate a Portfolio being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Portfolio shares he holds directly, but also on the mutual fund shares that his Portfolio purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Portfolios.

         Pass Through Securities (Participation Interests and Company Receipts)

         A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         Key Considerations and Risks: Except for guaranteed mortgage
         ----------------------------
certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Portfolios, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Portfolio which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         Preferred Stock

         Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

         Key Considerations and Risks: See Key Considerations and Risks under
         ----------------------------
"Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

         Private Placement Securities and Other Restricted Securities

         Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

         Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

         Key Considerations and Risks: Private placements are generally subject
         ----------------------------
to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Portfolio could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value due to the absence of a trading market.

         Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         REITs and Master Limited Partnerships

         A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Portfolio that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

         Key Considerations and Risks: REITs may be affected by changes in the
         ----------------------------
value of the underlying property owned or financed by the REIT; Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for preferential treatment under the Code.

         The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties, and the issuer's management skill. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

         Repurchase Agreements

         A repurchase agreement is a money market instrument that is a contract under which a Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Portfolio which are collateralized by the securities subject to repurchase. Typically, the Portfolios will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Repurchase Agreements are generally
         ----------------------------
subject to counterparty risks, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

         Pursuant to an exemptive order issued by the SEC, the Portfolios may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

         Reverse Repurchase Agreements

         A reverse repurchase agreement is a contract under which a Portfolio sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Portfolio to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Portfolio. At the time a Portfolio enters into a reverse repurchase agreement, it may establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements.

         Key Considerations and Risks: Reverse repurchase agreements involve the
         ----------------------------
risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolios' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements if the Portfolios do not establish and maintain a segregated account. Under the requirements of the 1940 Act, the Portfolios are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Portfolios' asset coverage and other factors at the time of a reverse repurchase, the Portfolios may not establish a segregated account when the Adviser believes it is not in the best interests of the Portfolios to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

         Securities Lending

         For various reasons, including to enhance a Portfolio's return, a Portfolio may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets. A Portfolio will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Portfolio will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

         Key Considerations and Risks: Securities lending transactions are
         ----------------------------
generally subject to counterparty risks, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

         Short Sales

         Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Portfolio closes its short position or replaces the borrowed security, the Portfolio will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

         A Portfolio will sometimes make short sales of securities when the Portfolio owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

         Key Considerations and Risks: The successful use by the Portfolios of
         ----------------------------
short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Portfolios therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Portfolio sells a security short, and that security's price goes up, the Portfolio will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may be not be closed out. There can be no assurance that the Portfolio will not incur significant losses in such a case.

         Selling securities "against the box" entails many of the same risks and considerations described above. However, when a Portfolio sells short "against the box" it typically limits the amount of securities that the Portfolio has leveraged.

         Stripped Securities

         Stripped securities are derivatives. See generally "Descriptions of Permissible Investments--Derivatives." They are securities where an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. Because stripped securities are typically products of brokerage houses and the U.S. Government, they are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities, or SMBS, are also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-coupon Securities."

         Key Considerations and Risks: If the underlying obligations experience
         ----------------------------
greater than anticipated prepayments of principal, the Portfolio may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by a Company's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Portfolio's per share net asset value.

         Swap Contracts

         Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names and include interest rate, index, credit, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

         Key Considerations and Risks: Depending on how they are used, swap
         ----------------------------
agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. Additionally, whether a Portfolio's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Portfolio will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         The Adviser does not believe that a Portfolio's obligations under swap contracts are senior securities and, accordingly, a Portfolio will not treat them as being subject to its borrowing restrictions.

         U.S. Government Obligations

         U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, or by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

         Key Considerations and Risks: In the case of those U.S. Government
         ----------------------------
obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

         Variable- and Floating-Rate Instruments

         These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

         Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Key Considerations and Risks: In order to most effectively use these
         ----------------------------
investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable- or floating-rate obligations.

         Warrants and Rights

         A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

         Key Considerations and Risks: The purchase of warrants involves the
         ----------------------------
risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         When-Issued Purchases, Delayed Delivery and Forward Commitments

         A Portfolio may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those where the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. When a Portfolio engages in these transactions, its Custodian will segregate liquid assets equal to the amount of the commitment.

         A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Portfolio starting on the date the Portfolio agrees to purchase the securities. The Portfolio does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets. Fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.

         Risks and Other Considerations: Investment in securities on a
         ------------------------------
when-issued or delayed delivery basis may increase the Portfolio's exposure to market fluctuation and may increase the possibility that the Portfolio's shareholders will suffer adverse federal income tax consequences if the Portfolio must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Portfolio relies on the other party to complete the transaction. If the transaction is not completed, the Portfolio may miss a price or yield considered to be advantageous. The Portfolio will employ techniques designed to reduce such risks. If the Portfolio purchases a when-issued security, the Portfolio's Custodian will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Portfolio's when-issued commitments. To the extent that liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

         In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when a Portfolio purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Portfolio's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Portfolio's total assets, including the value of when-issued and delayed delivery securities held by the Portfolio, exceed its net assets.

         Zero-Coupon, Pay-In-Kind and Step-Coupon Securities

         A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is tax-exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exists; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments--Stripped Securities."

         Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

         In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

         Key Considerations and Risks: Generally, the market prices of
         ----------------------------
zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

         Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

         Other Considerations

         Temporary Defensive Purposes

         Each Portfolio may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

         When a Portfolio engages in such strategies, it may not achieve its investment objective.

         Portfolio Turnover

         A change in the securities held by a Portfolio is known as "portfolio turnover." The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance.

          For each Portfolio's portfolio turnover rate, see the "Financial Highlights" in the Prospectus.

         The portfolio turnover rate for the fiscal year ended December 31, 2001 for Marsico 21st Century Fund was 373%; International Opportunities Fund was 304%; Marsico Focused Equities Portfolio was 128%; and Growth Portfolio was 113%. For these Portfolios, the portfolio turnover rate is greater than most other mutual funds due to the Marsico Capital's investment style. In addition, in the case of the International Opportunities Fund, the relatively high portfolio turnover rate was also due to the transition from one sub-adviser (Gartmore) to another (Marsico).

                             MANAGEMENT OF THE TRUST
                             -----------------------

         The business and affairs of the Trust are managed under the direction of its Board. The Board is generally responsible for the overall management and supervision of the business and affairs of the Trust and the Portfolios, which includes formulating policies for the Portfolios, approving major service provider contracts (including investment advisory agreements) and authorizing Trust officers to carry out the actions of the Board. A majority of the Board Members are not affiliated with the Adviser or otherwise "interested persons" as defined in the 1940 Act; these Board Members are referred to as Independent Board Members. Although all Board Members are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the Independent Board Members have particular responsibilities for assuring that the Trust is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

         The Board, including certain of its Committees described below, meet at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Portfolios. At least annually, the Board reviews, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Portfolio shares.

         The Board Members and Principal Officers

         The following table provides basic information about the Board Members and Officers of the Trust. Each of the Board Members and Officers listed below acts in identical capacities for all the Companies (i.e., the Trust, NFI, NFT, NR, NMIT and NFST). Each Board Member and Officer serves an indefinite term, with the Board Members subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Board Member turns 72, provided that any Board Member who was a Board Member of any of the Companies as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year may continue to serve as a Board Member of the Trust until the end of the calendar year in which such Board Member reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Board Members.

         In the table below and throughout this section, information for Board Members who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Board Members"), appears separately from the information for the Interested Board Members.

                                                                           Number of
                                                                           Portfolios
                                                                           in Fund
                                        Term of         Principal          Complex
                           Position     Office and      Occupation(s)      Overseen
Name, Age and Address      Held with    Length of       During the Past    by Board     Other Directorships Held by
                           the Trust    Time Served     Five Years         Member       Board Member
------------------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT BOARD MEMBERS
------------------------------------------------------------------------------------------------------------------------

William P. Carmichael      Board        Indefinite      Senior Managing    41 (48       Director- Cobra Electronics
Age:  58                   Member       term; Board     Director of The    others in    Corporation (electronic
c/o Nations Funds                       Member since    Succession Fund    an           equipment manufacturer),
One Bank of America Plaza               1999            (a company         advisory     Opta Food Ingredients, Inc.
Charlotte, NC  28255                                    formed to advise   capacity     (food ingredients
                                                        and buy family     only)        manufacturer) and Golden
                                                        owned companies)                Rule Insurance Company
                                                        from 1998                       since May, 1994; Board
                                                        through April                   Member, Nations Funds
                                                        2001.                           Family (2 other registered
                                                                                        investment companies)

William H. Grigg           Board        Indefinite      Retired;           93           Director, The Shaw Group,
Age:  69                   Member       term; Board     Chairman                        Inc.; and Director and Vice
c/o Nations funds                       Member since    Emeritus since                  Chairman, Aegis Insurance
One Bank of America Plaza               1997            July 1997,                      Services, Ltd. (a mutual
Charlotte, NC  28255                                    Chairman and                    fund insurance company in
                                                        Chief Executive                 Bermuda); Board Member,
                                                        Officer through                 Nations Funds Family (10
                                                        July 1997 - Duke                other registered investment
                                                        Power Co.                       companies)

Thomas F. Keller           Board        Indefinite      R.J. Reynolds      93           Director, Wendy's
Age:  70                   Member       term; Board     Industries                      International, Inc.
c/o Nations Funds                       Member since    Professor of                    (restaurant operating and
One Bank of America Plaza               1997            Business                        franchising); Director,
Charlotte, NC  28255                                    Administration,                 Dimon, Inc. (tobacco); and
                                                        Fuqua School of                 Director, Biogen, Inc.
                                                        Business, Duke                  (pharmaceutical
                                                        University,                     biotechnology); Board
                                                        since July 1974;                Member, Nations Funds
                                                        Dean, Fuqua                     Family (10 other registered
                                                        School of                       investment companies)
                                                        Business Europe,
                                                        Duke University,
                                                        July 1999
                                                        through June
                                                        2001

Carl E. Mundy, Jr.         Board        Indefinite      President and      89           Director - Shering-Plough
Age:  66                   Member       term; Board     Chief Executive                 (pharmaceuticals and health
c/o Nations Funds                       Member since    Officer - USO                   care products); General
One Bank of America Plaza               1997            from May 1996 to                Dynamics Corporation
Charlotte, NC  28255                                    May 2000;                       (defense systems); Board
                                                        Commandant -                    Member, Nations Funds
                                                        United States                   Family (6 other registered
                                                        Marine Corps                    investment companies)
                                                        from July 1991
                                                        to July

                                       31

                                                                           Number of
                                                                           Portfolios
                                                                           in Fund
                                        Term of         Principal          Complex
                           Position     Office and      Occupation(s)      Overseen
Name, Age and Address      Held with    Length of       During the Past    by Board     Other Directorships Held by
                           the Trust    Time Served     Five Years         Member       Board Member
                                                        1995; Member,
                                                        Board of
                                                        Advisors to the
                                                        Comptroller
                                                        General of the
                                                        United States;
                                                        Chairman, Board
                                                        of Trustees,
                                                        Marine Corps
                                                        University
                                                        Foundation;

Dr. Cornelius J. Pings     Board        Indefinite      Retired;           89           Director, Farmers Group,
Age:  73                   Member       term; Board     President,                      Inc. (insurance company);
c/o Nations Funds                       Member since    Association of                  Board Member, Nations Funds
One Bank of America Plaza               1999            American                        Family (6 other registered
Charlotte, NC  28255                                    Universities                    investment companies)
                                                        through June
                                                        1998;

Charles B. Walker          Board        Indefinite      Vice Chairman      89           Director - Ethyl
Age:  63                   Member       term; Board     and Chief                       Corporation (chemical
c/o Nations Funds                       Member since    Financial                       manufacturing); Board
One Bank of America Plaza               1997            Officer -                       Member, Nations Funds
Charlotte, NC  28255                                    Albemarle                       Family (6 other registered
                                                        Corporation                     investment companies)
                                                        (chemical
                                                        manufacturing)

-----------------------------------------------------------------------------------------------------------------------
                                            INTERESTED BOARD MEMBERS/(1)/
-----------------------------------------------------------------------------------------------------------------------

Edmund L. Benson, III      Board        Indefinite      Director,          89           Director, Insurance
Age:  65                   Member       term; Board     President and                   Managers Inc. (insurance);
c/o Nations Funds                       Member since    Treasurer,                      Director, Insurance
One Bank of America Plaza               1997            Saunders &                      Managers, Inc. (insurance);
Charlotte, NC  28255                                    Benson, Inc.                    Board Member, Nations Funds
                                                        (insurance)                     Family (6 other registered
                                                                                        investment companies)

James B. Sommers           Board        Indefinite      Retired            89           Chairman - Central Piedmont
Age:  63                   Member       term; Board                                     Community Director, College
c/o Nations Funds                       Member since                                    Foundation; Board of
One Bank of America Plaza               1997                                            Commissioners,
Charlotte, NC  28255                                                                    Charlotte/Mecklenberg
                                                                                        Hospital Authority;
                                                                                        Trustee, Central Piedmont
                                                                                        Community College, Mint
                                                                                        Museum of Art; Board
                                                                                        Member, Nations Funds
                                                                                        Family (6 other registered
                                                                                        investment companies)

A. Max Walker              Board        Indefinite      Independent        93           Chairman and Board Member,
Age:  80                   Member and   term; Board     Financial                       Nations Funds Family (6
c/o Nations Funds          Chairman     Member since    Consultant                      other registered investment
One Bank of America Plaza  of the       1997                                            companies)
Charlotte, NC  28255       Board

Thomas S. Word, Jr.        Board        Indefinite      Partner -          89           Director - Vaughan-Bassett
Age:  63                   Member       term; Board     McGuire, Woods,                 Furniture Company, Inc.
c/o Nations Funds                       Member since    Battle & Boothe                 (furniture); Board Member,
One Bank of America Plaza               1997            LLP (law firm)                  Nations Funds Family (6
Charlotte, NC  28255                                                                    other registered investment
                                                                                        companies)

-----------------------------------------------------------------------------------------------------------------------
                                                      OFFICERS
-----------------------------------------------------------------------------------------------------------------------

                                                                           Number of
                                                                           Portfolios
                                                                           in Fund
                                        Term of         Principal          Complex
                           Position     Office and      Occupation(s)      Overseen
Name, Age and Address      Held with    Length of       During the Past    by Board     Other Directorships Held by
                           the Trust    Time Served     Five Years         Member       Board Member

Richard H. Blank, Jr.      Secretary    Indefinite      Senior Vice        89           none
Age:  44                   and          term; Board     President since
Stephens Inc.              Treasurer    Member since    1998, and Vice
111 Center Street                       1997            President from
Little Rock, AR  72201                                  1994 to 1998 --
                                                        Mutual Fund
                                                        Services,
                                                        Stephens Inc.;
                                                        Secretary since
                                                        September 1993
                                                        and Treasurer
                                                        since November
                                                        1998 - Nations
                                                        Funds Family (6
                                                        other registered
                                                        investment
                                                        companies)

----------------

/(1)/ Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BA Advisors. Mr. Sommers own securities of Bank of America Corporation, the parent holding company of BA Advisors. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates. Mr. A. Max Walker is an Interested Board Member by virtue of the fact that he also serves as President of the Trust.

         Board Committees

         The Trust has an Audit Committee, Governance Committee and Investment Committee.

         The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the independent auditors (including the audit fees charged by auditors); supervise investigations into matters relating to audit matters; review with the independent auditors the results of audits; and address any other matters regarding audits. The members of the Audit Committee are: Dr. Thomas Keller (Chair), Dr. Cornelius Pings and Charles B. Walker. The Audit Committee members are not "interested" persons (as defined in the 1940 Act). The Audit Committee met 4 times in 2001.

         The primary responsibilities of the Governance Committee are, as set forth in its charter, to make recommendations to the Board on issues related to the Independent Board Members and the composition and operation of the Board, and communicate with management on those issues. The Governance Committee also evaluates and nominates Board Member candidates. Shareholders of not less than 10% of the Shares of a Portfolio may call a meeting of shareholders at any time to propose an item for approval, including the election of a Board Member. The members of the Governance Committee are: William H. Grigg (Chair), William P. Carmichael (advisory capacity only for NFT, NFI and NR) and Carl E. Mundy, Jr. The Governance Committee members are not "interested" persons (as defined in the 1940 Act). The Governance Committee met 2 times in 2001.

         The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Portfolios; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The members of the Investment Committee are: William P.

Carmichael (Chair), Edmund L. Benson, James B. Sommers and Thomas S. Word, Jr. The Investment Committee met 2 times in 2001.

         Board Compensation

         Board Members are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis. For the period February 1, 2001 through December 31, 2001, the Board approved compensation arrangements, as follows:

      Board Member                                Annual Retainer:  $65,000
                                                  Board Chairman:  Additional 25% of the combined total of
                                                  the base annual retainer and all meeting fees received as a
                                                  Board Member.
                                                  Terms:  Payable in quarterly installments.  Payable pro
                                                  rata for partial calendar year service.  Allocated across
                                                  multiple registrants.
                                                  Meeting Fees:  $5,000 per meeting for in-person meetings
                                                  (up to six meetings per calendar year) and $1,000 for
                                                  telephone meetings.  Allocated across multiple registrants convened at meetings.

      Audit Committee Member                      Chairman:  Additional 10% of the combined total of the base
(for Audit Committee Members only)                annual retainer and all meeting fees received as a Board
                                                  Member or Audit Committee Member.
                                                  Committee Meeting Fees:  $1,000 per meeting if not held in connection with a regularly scheduled Board meeting.
                                                  Allocated across multiple registrants convened at meetings.

      Governance Committee Member                 Chairman:  Additional 10% of the combined total of the base
(for Governance Committee Members only)           annual retainer and all meeting fees received as a Board
                                                  Member or Governance Committee Member.
                                                  Committee Meeting Fees:  $1,000 per meeting if not held in connection with a regularly scheduled Board meeting.
                                                  Allocated across multiple registrants convened at meetings.

      Investment Committee Member                 Chairman:  Additional 10% of the combined total of the base
(for Investment Committee Members only)           annual retainer and all meeting fees received as a Board
                                                  Member or Investment Committee Member.
                                                  Committee Meeting Fees:  $1,000 per meeting if not held in connection with a regularly scheduled Board meeting.
                                                  Allocated across multiple registrants convened at meetings.

         For the period January 1, 2001 through February 1, 2001, the Board was compensated according to the following schedule:

      Board Member                                Annual Retainer:  $65,000
                                                  Board Chairman:  Additional 20% of the base annual
                                                  retainer.
                                                  Terms:  Payable in quarterly installments.  Payable pro
                                                  rata for partial calendar year service.  Allocated across
                                                  multiple registrants.
                                                  Meeting Fees:  $5,000 per meeting for in-person meetings
                                                  (up to six meetings per calendar year) and $1,000 for
                                                  telephone meetings.  Allocated across multiple registrants convened at meetings.

      Audit Committee Member                      Chairman:  Additional 10% of the base retainer as Board
                                                  Member.
                                                  Meeting Fees:  $1,000 per meeting if not held within one
                                                  calendar day before or after regularly scheduled Board
                                                  meetings.  Allocated across multiple registrants convened
                                                  at meetings.

      Nominating Committee Member                 Meeting Fees:  $1,000 per meeting if not held within one
                                                  calendar day before or after regularly scheduled Board
                                                  meetings.  Allocated across multiple registrants convened
                                                  at meetings.


         Compensation Table for the Fiscal Year Ended December 31, 2001
         --------------------------------------------------------------

                                Aggregate          Pension or Retirement                     Total Compensation
                                Compensation       Benefits Accrued as     Estimated         from the Company and
                                from the           Part of Portfolio       Annual Benefits   the Fund Complex Paid
   Name of Director             Company/(1)/       Expenses/(3)/           Upon Retirement   to Directors/(2)/
   ------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT BOARD MEMBERS
   ------------------------------------------------------------------------------------------------------------------
   William P. Carmichael            $11,371               $13,450               $2,690              $33,919
   ------------------------------------------------------------------------------------------------------------------
   James Ermer/(4)/                  12,786               183,449               36,690              102,300
   ------------------------------------------------------------------------------------------------------------------
   William H. Grigg                  12,508               137,141               43,028              117,100
   ------------------------------------------------------------------------------------------------------------------
   Thomas F. Keller                  12,508               130,353               42,271              117,100
   ------------------------------------------------------------------------------------------------------------------
   Carl E. Mundy                     11,371                97,347               23,469               91,000
   ------------------------------------------------------------------------------------------------------------------
   Cornelius J. Pings                11,371                38,427                7,685               91,000
   ------------------------------------------------------------------------------------------------------------------
   Charles B. Walker                 11,371               185,105               37,021               91,000
   ------------------------------------------------------------------------------------------------------------------
                                               INTERESTED BOARD MEMBERS
   ------------------------------------------------------------------------------------------------------------------
   Edmund L. Benson, III            $11,371              $186,573              $37,315              $91,000
   ------------------------------------------------------------------------------------------------------------------
   James B. Sommers                  11,624                72,459               14,492               93,000
   ------------------------------------------------------------------------------------------------------------------
   A. Max Walker                     14,214               120,169               48,034              134,750
   ------------------------------------------------------------------------------------------------------------------
   Thomas S. Word, Jr.               11,624               189,172               37,834               93,000

         ------------------------

         /(1)/ All Board Members receive reasonable reimbursements for expenses related to their attendance at meetings of the Boards. Except to the extent that
A. Max Walker, as Chairman of the Board of each Company, can be deemed to be an officer of such Company, no officers of the Companies receive direct remuneration from the Companies for serving in such capacities.

         /(2)/ Messrs. Grigg, Keller and A.M. Walker receive compensation from ten investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Messrs. Benson, Ermer, C. Walker, Sommers, Mundy and Word receive compensation from six investment companies deemed to be part of the Nations Funds complex. Mr. Carmichael receives compensation from three investment companies deemed to be part of the Nations Funds complex.

         /(3)/ Total compensation amounts include deferred compensation payable to or accrued for the following Board Members: Edmund L. Benson, III $43,880; James Ermer $98,658; William H. Grigg $96,538; Thomas F. Keller $96,538; and Thomas S. Word $89,687.

         /(4/) Mr. Ermer retired from the Board in February 2002.

         Retirement Plan

         On November 29, 2001, the Boards of the Companies approved the termination of the Nations Funds Retirement Plan effective January 1, 2002. The eligible Board Members have the option of a rollover into the Nations Funds Deferred Compensation Plan or to take a lump sum distribution, including interest, on January 1, 2003. The estimated annual benefits upon retirement stated above reflect the five year payout period, but will be paid out in a lump sum as the options state above.

         Under the terms of the Nations Funds Retirement Plan, which although now terminated was in effect for the Company's fiscal year ended December 31, 2001, each eligible director may be entitled to certain benefits upon retirement from the Board of Directors of one or more of the open-end investment companies ("Funds") in the Company's Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds.

         Nations Funds Deferred Compensation Plan

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Board Members (the "Deferred Compensation Plan"), each Board Member may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Board Member for that calendar year. An application was submitted to and approved by the SEC to permit deferring Board Members to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Portfolios. Distributions from the deferring Board Members' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring Board Members' retirement benefits commence under the Retirement Plan. The Boards, in their sole discretion, may accelerate or extend such payments after a Board Member's termination of service. If a deferring Board Member dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Board Member's death. If a deferring Board Member dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Board Member. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Board Members have the status of unsecured creditors of the Companies from which they are deferring compensation.

         Beneficial Equity Ownership Information

         As of the date of this SAI, Board Members and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

         The table below shows for each Board Member, the amount of Portfolio equity securities beneficially owned by the Board Member, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000;
C = $50,001-$100,000; and D = and over $100,000.

       Beneficial Equity Ownership in Portfolios and Nations Funds Family
                      Calendar Year Ended December 31, 2001
                      -------------------------------------

                              Dollar Range of Equity Securities of      Aggregate Dollar Range of Equity
Board Member                  the Portfolio                             Securities of Nations Funds Family
---------------------------------------------------------------------------------------------------------------
                                          INDEPENDENT BOARD MEMBERS
---------------------------------------------------------------------------------------------------------------
William P. Carmichael         All Portfolios--$0                                           D

---------------------------------------------------------------------------------------------------------------
William H. Grigg              Marsico Focused Equities Portfolio--D                        D
                              All other Portfolios--$0

---------------------------------------------------------------------------------------------------------------
Thomas F. Keller              All Portfolios--$0                                           D

---------------------------------------------------------------------------------------------------------------
Carl E. Mundy                 Value Portfolio--B                                           D
                              All other Portfolios--$0

---------------------------------------------------------------------------------------------------------------
Cornelius J. Pings            Asset Allocation Portfolio--B                                D

---------------------------------------------------------------------------------------------------------------
Charles B. Walker             All Portfolios--$0                                           D

---------------------------------------------------------------------------------------------------------------
                                           INTERESTED BOARD MEMBERS
---------------------------------------------------------------------------------------------------------------
Edmund L. Benson, III         Marsico Focused Equities Portfolio--B                        D
                              Marscio Growth Portfolio--B
                              All other Portfolios--$0

---------------------------------------------------------------------------------------------------------------
James B. Sommers              International Value Portfolio--B                             D
                              MidCap Growth Portfolio--B
                              Small Company Portfolio--B
                              All other Portfolios--$0

---------------------------------------------------------------------------------------------------------------
A. Max Walker                 International Value Portfolio--D                             D

---------------------------------------------------------------------------------------------------------------
Thomas S. Word, Jr.           All Portfolios--$0                                           D

         Ownership of Securities of Adviser, Distributor, or Related Entities

         None of the Independent Board Members and/or their immediate family members own securities of the adviser, the distributor, or any entity controlling, controlled by, or under common control with the adviser or the distributor.

         Disclosure of Other Transactions Involving Board Members

         Mr. Grigg has an individual retirement account and two revocable trust brokerage accounts maintained at Bank of America and for which Bank of America serves as trustee. Mr. Grigg also maintains a brokerage account at Bank of America with a value of approximately $600,000.

         Mr. Keller has opened a line of credit with Bank of America, the maximum amount under which is $100,000. Mr. Keller also maintains a brokerage account at Bank of America with at value of approximately $50,000.

         Mr. Word maintains an individual retirement account, managed on a discretionary basis, by Bank of America valued in excess of $300,000.

         Approval of Advisory and Sub-Advisory Agreements

         Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve annually the Investment Advisory Agreement and Investment Sub-Advisory Agreements (together, the "Advisory Agreements") for the Portfolios. At each quarterly meeting the Board reviews the performance information and nature of services provided by BA Advisors, Brandes, Marsico Capital and MacKay Shields. At least annually, the Board is provided with quantitative and qualitative information to assist the Board in evaluating whether to approve the continuance of the Advisory Agreements. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the Advisers, a description of the quality of services provided by the Advisers, as well as information about the financial condition of the Advisers.

         Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Portfolios and the Adviser and affiliates. The Board analyzed each Portfolio's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

         The Board reviewed statistical information regarding the performance and expenses of the Portfolios and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Portfolio, the Board reviewed the performance information for a group of funds that was similar to the specific Portfolio ("Peer Group"), the relevant Lipper category of funds ("Lipper Group"), and an appropriate broad-based market index. The Board also reviewed data relating to the risk of each Portfolio as compared to its total return. This data showed the statistical measurement of the volatility of each Portfolio's total return throughout a specific time-period. The Board also reviewed, for each Portfolio as compared to its Peer Group and Lipper Group, the: (i) combined contractual advisory and administration fees; (ii) net expense ratios; (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Portfolios as well as the total fees paid to the Adviser for advisory and other services it provides to the Portfolios. The Board also reviewed information pertaining to the fee structure for each Portfolio and considered whether alternative fee structures (i.e. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Portfolio's asset levels.

         The Board received and reviewed copies of each Adviser's latest Form ADV. In addition, the Board analyzed each Adviser's background and services that it provides to the Portfolios. Among other things, the Board reviewed and discussed the investment philosophy and experience of each Adviser. The Board discussed the fact that the primary investment adviser has established an investment program for each Portfolio and supervised and evaluated the sub-adviser(s) who make the day-to-day investment decisions for the respective Portfolios. The Board recognized that the primary investment adviser has expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee multiple sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment adviser's oversight responsibilities include the monitoring of Portfolio compliance with federal securities laws and regulations. The Board reviewed the Advisers compliance procedures including the Advisers' internal compliance policies relating to the respective Codes of Ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Portfolios' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Portfolios with SEC and other regulatory requirements, maintenance of books and records of the Portfolios and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of communications from Portfolio shareholders received by the Advisers, the Portfolios or the Portfolios' transfer agent since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser and the level of attention given to the Portfolios by senior investment personnel of each Adviser.

         In addition to the above considerations, the Board also analyzed certain factors relating specifically to sub-advisers. For example, the Board considered the sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Portfolios. The Board also reviewed the sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Portfolios. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Portfolio brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Portfolios' portfolios. The Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Portfolios and other advisory clients.

         Finally, in evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel. Similarly, the Board reviewed each entity's ability to provide a competitive compensation package, including incentive and retirement plans, to its employees such that each entity would be able to attract and retain high-quality employees. In addition, the Board reviewed recent and anticipated hirings and departures of personnel, the Advisers' policies relating to assignment of personnel devoted to the Portfolios, and the general nature of the compensation structure applicable to portfolio managers and key personnel.

         Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) level of profits realized by the primary investment adviser from its advisory arrangement with the Portfolios; (ii) an analysis of advisory fees paid by the Portfolios compared to other similar funds; (iii) the scope of each Adviser's background and experience; (iv) and the quality of services provided by each of the Advisers.

         Codes of Ethics

         The Trust, each Adviser and Stephens have adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which among other things provides that the Board must review each Code of Ethics at least annually.

         The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Portfolio, or (ii) was being purchased or sold by a Portfolio. For purposes of the Codes of Ethics, an access person means
(i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Board Members, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The Codes of Ethics for the Trust, Advisers and Stephens are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
               ---------------------------------------------------

         As of April 25, 2002, Hartford Life Insurance Company, PO Box 2999, Hartford, CT 06104-2999, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Portfolios, shown below, in that it is deemed to beneficially own greater than 25% of the outstanding shares of a Portfolio by virtue of its fiduciary or trust roles.

         As of April 25, 2002, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by a Company to own beneficially 5% or more of a Portfolio's outstanding shares) is:


Portfolio                                 Beneficial and Record Owner                    Shares Owned   % of Portfolio
---------                                 ---------------------------                    ------------   --------------
Marsico 21st Century Portfolio            Hartford Life Insurance Company                 731,075.385              92%
                                          PO Box 2999
                                          Hartford, CT 06104-2999

Marsico International Opportunities       Hartford Life Insurance Company               1,066,941.816              98%
Portfolio                                 PO Box 2999
                                          Hartford, CT 06104-2999

International Value Portfolio             Hartford Life Insurance Company               1,479,899.268              74%
                                          PO Box 2999
                                          Hartford, CT 06104-2999

High Yield Bond Portfolio                 Hartford Life Insurance Company               2,050,403.154              82%
                                          PO Box 2999
                                          Hartford, CT 06104-2999

MidCap Growth Portfolio                   Hartford Life Insurance Company                 656,634.957              79%
                                          PO Box 2999
                                          Hartford, CT 06104-2999

Value Portfolio                           Hartford Life Insurance Company               1,444,959.138              91%
                                          PO Box 2999
                                          Hartford, CT 06104-2999

Capital Growth Portfolio                  Hartford Life Insurance Company               1,752,754.398              97%
                                          PO Box 2999
                                          Hartford, CT 06104-2999

Small Company Portfolio                   Hartford Life Insurance Company               1,414,077.606              93%
                                          PO Box 2999
                                          Hartford, CT 06104-2999

Asset Allocation Portfolio                Hartford Life Insurance Company               1,094,894.955              97%
                                          PO Box 2999
                                          Hartford, CT 06104-2999

Marsico Focused Equities Portfolio        Hartford Life Insurance Company               8,375,265.024              97%
                                          PO Box 2999
                                          Hartford, CT 06104-2999

Marsico Growth Portfolio                  Hartford Life Insurance Company               5,237,022.019              97%
                                          PO Box 2999
                                          Hartford, CT 06104-2999

                     INVESTMENT ADVISORY AND OTHER SERVICES
                     --------------------------------------

         Investment Adviser and Sub-Advisers

         BA Advisors, BACAP and Marsico Capital

         BA Advisors is the primary investment adviser to the Portfolios.

         BACAP is the investment sub-adviser to Asset Allocation Portfolio, Value Portfolio, MidCap Growth Portfolio, Capital Growth Portfolio and Small Company Portfolio. Marsico Capital is investment sub-adviser to the Marsico Focused Equities Portfolio, Marsico Growth Portfolio, Marsico 21st Century Portfolio and Marsico International Opportunities Portfolio.

         BA Advisors also serves as the investment adviser to the series in the other Companies in the Nations Funds Family. In addition, BA Advisors serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the NYSE. BACAP also serves as the investment sub-adviser to certain other series Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Balanced Target Maturity Fund, Inc.

         BA Advisors and BACAP are each wholly owned subsidiaries of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The respective principal offices of BA Advisors and BACAP are located at One Bank of America Plaza, Charlotte, N.C. 28255.

         Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Marsico Capital is a wholly-owned subsidiary of Bank of America.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $289 billion, including the more than $115 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         Sub-Advisers Unaffiliated with BA Advisors

         Brandes is the investment sub-adviser to International Value Portfolio. Brandes Investment Partners, Inc. owns a controlling interest in Brandes and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

         MacKay Shields is the investment sub-adviser to the High Yield Bond Portfolio. MacKay Shields is located at 9 West 57th Street, New York, NY 10019.

         The Portfolios, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of any Adviser, including the individual portfolio manager(s) of any Portfolio, or if a Portfolio is managed by team or committee, such Portfolio may advertise the names, experience and/or qualifications of any such team or committee member.

         Investment Advisory and Sub-Advisory Agreements

         Pursuant to the terms of the Investment Advisory Agreement, BA Advisors, as investment adviser to the Portfolios, is responsible for the overall management and supervision of the investment management of each Portfolio. Pursuant to the terms of the respective Investment Sub-Advisory Agreements, BACAP, Brandes, MacKay Shields and/or Marsico Capital select and manage the respective investments of the Portfolios. Each Adviser performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each

Portfolio. The Investment Advisory Agreements and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

         The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Portfolio after approved by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Board, including a majority of its Independent Board Members. The Advisory Agreements terminate automatically in the event of their assignment, and are terminable with respect to a Portfolio at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio) or by BA Advisors on 60 days' written notice.

         The Portfolios pay BA Advisors an annual fee for its investment advisory services, as set forth in the Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BA Advisors, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Portfolio based on the percentage of the average daily net assets of each Portfolio, as set forth in the Investment Sub-Advisory Agreements.

         BA Advisors also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

         Expense Limitations

         BA Advisors has committed to: (i) waive shareholder servicing and 12b-1 fees; and (ii) limit certain Portfolio level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

         CONTRACTUAL SHAREHOLDER SERVICING AND RULE 12B-1 FEE WAIVERS PERIOD FROM MAY 1, 2002 TO APRIL 30, 2003

                                                                 Combined 12b-1 Distribution and
                                                                    Shareholder Servicing Fee
Portfolio                                                                   Waivers *
---------                                                                   -------
Nations Asset Allocation Portfolio                                           0.25%
Nations Capital Growth Portfolio                                             0.25%
Nations High Yield Bond Portfolio                                            0.25%
Nations International Value Portfolio                                        0.25%
Nations Marsico 21st Century Portfolio                                       0.25%
Nations Marsico Focused Equities Portfolio                                   0.25%
Nations Marsico Growth Portfolio                                             0.25%
Nations Marsico International Opportunities Portfolio                        0.25%
Nations MidCap Growth Portfolio                                              0.25%
Nations Small Company Portfolio                                              0.25%
Nations Value Portfolio                                                      0.25%

*The combined 12b-1 distribution/shareholder servicing fees listed are being waived by Stephens.

         EXPENSE COMMITMENTS ESTABLISHED AT OVERALL PORTFOLIO LEVEL PERIOD FROM MAY 1, 2002 TO APRIL 30, 2003

Portfolio                                                        Portfolio Level Expense Cap*
---------                                                        ---------------------------
Nations Asset Allocation Portfolio                                          1.00%
Nations Capital Growth Portfolio                                            1.00%
Nations High Yield Bond Portfolio                                           1.00%
Nations International Value Portfolio                                       1.25%
Nations Marsico 21st Century Portfolio                                      1.10%
Nations Marsico International Opportunities Portfolio                       1.25%


Nations MidCap Growth Portfolio                                             1.00%
Nations Small Company Portfolio                                             1.25%
Nations Value Portfolio                                                     1.00%

* Waivers of BA Advisors's advisory and/or co-administration fees and/or other expense reimbursements will result in the listed Portfolio level expense commitments (excluding 12b-1 distribution/shareholder servicing fees).

         Advisory Fee Rates

         The maximum advisory fee rate payable by a Portfolio, along with the actual advisory fee rate (after taking into account any waivers) paid by a Portfolio last fiscal year, are shown in the Portfolios' Prospectus.

         Advisory Fees Paid

         BA Advisors received fees from the Portfolios for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended December 31, 2001.

Advisory  Fees Paid                            Net Amount Paid             Amount Waived      Reimbursed by Adviser
                                               ---------------             -------------      ---------------------
Value Portfolio                                          0                       74406                  11359
Marsico 21st Century Portfolio                           0                       30616                  59783
Marsico Focused Equities Portfolio                  890727                       37374                      0
Marsico Growth Portfolio                            516866                       61038                      0
Capital Growth Portfolio                             21326                       90093                      0
Small Company Portfolio                                  0                       75586                  14678
Marsico International Opportunities Portfolio            0                       96912                  25149
Asset Allocation Portfolio                               0                       56215                  36760
International Value Portfolio                            0                       54898                  38269
MidCap Growth Portfolio*                               n/a                         n/a                    n/a
High Yield Bond Portfolio                                0                       70625                  42151

         * There are no amounts shown for this Portfolio because it has not yet completed a full fiscal year.

         BA Advisors (or its predecessor) received fees from the Portfolios for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended December 31, 2000.

                                               Net Amount Paid             Amount Waived      Reimbursed by Adviser
                                               ---------------             -------------      ---------------------
Value Portfolio                                $     2,941                    ($63,117)                     0
Marsico 21st Century Portfolio                           0                     (39,793)              ($21,641)
Marsico Focused Equities Portfolio               1,021,768                     (10,834)                     0
Marsico Growth Portfolio                           582,504                     (30,650)                     0
Capital Growth Portfolio                                 0                     (91,399)               (29,949)
Small Company Portfolio                                  0                     (32,090)               (66,746)
Marsico International Opportunities Portfolio       10,817                     (73,852)                     0
Asset Allocation Portfolio                               0                     (41,783)               (19,791)
International Value Portfolio*                         n/a                         n/a                    n/a
MidCap Growth Portfolio*                               n/a                         n/a                    n/a
High Yield Bond Portfolio*                             n/a                         n/a                    n/a

*There are no amounts shown for this Portfolio because it has not yet completed a full fiscal year.

         BA Advisors (or its predecessor) received fees from the Portfolios for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended December 31, 1999.

                                               Net Amount Paid             Amount Waived      Reimbursed by Adviser
                                               ---------------             -------------      ---------------------
Value Portfolio                                    $21,305                          $0               ($34,997)
Marsico 21st Century Portfolio                       8,325                           0                (34,244)
Marsico Focused Equities Portfolio                 422,380                           0                (17,335)
Marsico Growth Portfolio                           233,118                           0                (18,332)
Capital Growth Portfolio                            16,607                     (28,749)               (16,890)
Small Company Portfolio                                  0                     (12,583)               (16,574)
Marsico International Opportunities Portfolio            0                           0                (39,293)
Asset Allocation Portfolio                           6,833                           0                (28,777)

                                               Net Amount Paid             Amount Waived      Reimbursed by Adviser
                                               ---------------             -------------      ---------------------
International Value Portfolio*                         n/a                         n/a                    n/a
MidCap Growth Portfolio*                               n/a                         n/a                    n/a
High Yield Bond Portfolio*                             n/a                         n/a                    n/a

*There are no amounts shown for this Portfolio because it had not yet commenced operations.

         Sub-Advisory Fee Rates

         The maximum advisory fee rate payable by a Portfolio, along with the actual advisory fee rate (after taking into account any waivers) paid by a Portfolio last fiscal year, are shown in the Portfolios' prospectus. BA Advisors, from the fees that it receives, pays the Portfolios' investment sub-advisers. The rates at which the various investment sub-advisers are paid are reflected in the related Investment Sub-Advisory Agreements, which have been filed with the SEC on the Form N-1A registration statement for the Trust. An investor may view these filings by going to the SEC's website (www.sec.gov).

         Sub-Advisory Fees Paid

         Pursuant to Form N-1A (the form on which registered investment companies like the Trust file), sub-advisory fees paid over the last three fiscal years by BA Advisors to BACAP and Marsico Capital for sub-advising certain Portfolios are not shown because BA Advisors is affiliated with each.

         BA Advisors is not affiliated with either Brandes (which sub-advises the International Value Portfolio) or MacKay Shields (which sub-advises the High Yield Bond Portfolio). For these two Portfolios, BA Advisors (or its predecessor) received fees from the Portfolios for its services as reflected in the following chart, which shows the net sub-advisory fees paid to the sub-adviser, the sub-advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended December 31, 2001. No fees are shown for the fiscal years ended December 31, 2000 or December 31, 1999 because the Portfolios had not yet commenced operations then.

                                               Net Amount Paid             Amount Waived          Reimbursed by
                                               ---------------             -------------          -------------
                                                                                                   Sub-Adviser
                                                                                                   -----------
International Value Portfolio                      $30,486                          $0                     $0
High Yield Bond Portfolio                           51,350                           0                      0

         Co-Administrators and Sub-Administrator

         Co-Administrators

         Stephens and BA Advisors serve as Co-Administrators of the Trust. The Co-Administrators serve under Co-Administration Agreements which provide that the Co-Administrators may receive, as compensation for their services, fees, computed daily and paid monthly, at the annual rate of: 0.22% of the Corporate Bond Portfolios (except the High Yield Bond Portfolio) and International Stock Portfolios; and 0.23% of the Stock Portfolios and the High Yield Bond Portfolio. Each percentage amount is of the average daily net assets of a Portfolio. BA Advisors also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

         Pursuant to its Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Portfolios, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Portfolio's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations. Stephens bears all expenses incurred in connection with the performance of its services.

         Also, pursuant to its Co-Administration Agreement, BA Advisors has agreed to, among other things, (i) provide accounting and bookkeeping services for the Portfolios, (ii) compute each Portfolio's net asset value and net income, (iii) accumulate information required for the Trust's reports to shareholders and the SEC, (iv) prepare and file the Trust's federal and state tax returns, (v) perform monthly compliance testing for the Trust, and (vi) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information. BA Advisors bears all expenses incurred in connection with the performance of its services.

         The Co-Administration Agreement may be terminated by a vote of a majority of the Board Members, by Stephens or by BA Advisors, respectively, on 60 days' written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreements provide that Stephens and BA Advisors shall not be liable to the Portfolios or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either Stephens or BA Advisors.

         Sub-Administrator

         BNY serves as Sub-Administrator for the Portfolios pursuant to a Sub-Administration Agreement. Pursuant to its terms, BNY assists Stephens and BA Advisors in supervising, coordinating and monitoring various aspects of the Portfolios' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from Stephens and BA Advisors based on an annual rate of the Portfolios' average daily net assets, as shown below.

Stock Portfolios and Balanced Portfolio
---------------------------------------

              Breakpoints                       Rate

-----------------------------------------------------------
 (less than) or equal to $500 million         0.0550%
 (more than) $500 million to $1 billion       0.0450%
 (more than) $1 billion to $1.5 billion       0.0250%
 $1.5 billion to $2 billion                   0.0150%
 In excess of $2 billion                      0.0050%


International Stock Portfolios and High Yield Bond Portfolio
------------------------------------------------------------

              Breakpoints                       Rate

-----------------------------------------------------------
 (less than) or equal to $500 million         0.0600%
 (more than) $500 million to $1 billion       0.0500%
 (more than) $1 billion to $1.25 billion      0.0400%
 (more than) $1.25 billion to $1.5 billion    0.0300%
 In excess of $1.5 billion                    0.0050%


         Co-Administration and Sub-Administration Fees Paid

         The table set forth below states the net co-administration fees paid to BA Advisors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended December 31, 2001.

                                                       Net               Net Co-             Net Sub-
                                                Co-Administration  Administration Fees   Administration
                                                 Fees Paid to BA      Paid to Stephens   Fees Paid to BNY
                                                Advisors by the          by the               by the
                                                   Portfolio           Portfolio            Portfolio
                                                   ---------           ---------            ---------
Value Portfolio                                      $12,586             $7,449              $6,294
Marsico 21st Century Portfolio                         4,690              2,727               2,414
Marsico Focused Equities Portfolio                   135,917             80,742              67,959
Marsico Growth Portfolio                              84,638             50,267              42,319
Capital Growth Portfolio                              21,720             12,900              10,859
Small Company Portfolio                               11,109              6,566               5,556
Marsico International Opportunities Portfolio         13,317              6,070               7,263
Asset Allocation Portfolio                             9,507              5,630               4,755
International Value Portfolio                          6,705              3,055               3,660
MidCap Growth Portfolio                                  n/a                n/a                 n/a
High Yield Bond Portfolio                             14,124              7,706               7,703

*There are no amounts shown for this Portfolio because it has not yet completed a full fiscal year.

         The table set forth below states the net co-administration fees paid to BA Advisors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended December 31, 2000.

                                                     Net Co-             Net Co-             Net Sub-
                                                 Administration    Administration Fees   Administration
                                                 Fees Paid to BA      Paid to Stephens   Fees Paid to BNY
                                                Advisors by the          by the               by the
                                                   Portfolio           Portfolio            Portfolio
                                                   ---------           ---------            ---------
Value Portfolio                                      $11,176              $6,238               $5,961
Marsico 21st Century Portfolio                         6,732               3,748                3,600
Marsico Focused Equities Portfolio                   151,423              84,499               80,743
Marsico Growth Portfolio                              89,941              50,l62               47,931
Capital Growth Portfolio                              25,116              14,026               13,413
Small Company Portfolio                                8,827               4,918                4,707
Marsico International Opportunities Portfolio         11,647               4,562                7,076
Asset Allocation Portfolio                             7,074               3,942                3,771
International Value Portfolio*                           n/a                 n/a                  n/a
MidCap Growth Portfolio*                                 n/a                 n/a                  n/a
High Yield Bond Portfolio*                               n/a                 n/a                  n/a

*There are no amounts shown for this Portfolio because it had not yet completed a full fiscal year.

     Co-administration and sub-administration fees (based upon current contractual arrangements) are not shown for the fiscal year ended December 31, 1999 because such arrangements had not been in effect for this fiscal year.

     Shareholder Servicing and Distribution Plan

     The Portfolios have adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Portfolios may pay banks, broker/dealers, Participating Insurance Companies (as defined in the Prospectus) or other financial institutions that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Trust ("Servicing Agents") (together with Selling Agents ("Agents")) for certain expenses that are incurred by the Agents in connection with sales support and shareholder support services that are provided by the Agents. Payments under the Servicing and Distribution Plan will be calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the Agents have a relationship. Under the Servicing and Distribution Plan, the shareholder services provided by Servicing Agents may include general shareholder liaison services, processing purchases and redemption requests; processing dividend and distribution payments; providing sales information periodically to customers, including information showing their Contracts' positions in the Portfolios; providing sub-accounting; responding to inquiries from customers; arranging for bank wires; and providing such other similar services as may be reasonably requested. Under the Servicing and Distribution Plan, the Trust may make payments in connection with any activity which is primarily intended to result in the sale of the Shares, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, supplemental payments to the Trust's Distributor and the cost of administering this Servicing and Distribution Plan, as well as the shareholder servicing activities described above.

     The table set forth below states the net fees paid under the Servicing and Distribution Plan for indicated activities for the fiscal year ended December 31, 2001.

                                               Printing and
                                                Mailing of
                                               Prospectuses
                                                    to                                                      Interest,
                                               Shareholders                                                Carrying or
                                                Other than                    Compensation   Compensation     Other
                                                  Current      Compensation    to Broker/      to Sales     Financial
                                 Advertising   Shareholders   to Distributor     Dealers      Personnel      Charges
                                 -----------   ------------   --------------     -------      ---------      -------

Value Portfolio                        $0          $0                 $0           $0            $0            $0
Marsico 21st Century Portfolio          0           0                  0            0             0             0
Marsico Focused Equities
 Portfolio                              0           0                  0            0             0             0
Marsico Growth Portfolio                0           0                  0            0             0             0
Capital Growth Portfolio                0           0             17,761            0             0             0
Small Company Portfolio                 0           0              7,660            0             0             0
Marsico Int'l Opp. Portfolio            0           0                  0            0             0             0

                                               Printing and
                                                Mailing of
                                               Prospectuses
                                                    to                                                      Interest,
                                               Shareholders                                                Carrying or
                                                Other than                    Compensation   Compensation     Other
                                                  Current      Compensation    to Broker/      to Sales     Financial
                                 Advertising   Shareholders   to Distributor     Dealers      Personnel      Charges
                                 -----------   ------------   --------------     -------      ---------      -------

Asset Allocation Portfolio              0           0                  0            0             0             0
International Value Portfolio           0           0                  0            0             0             0
MidCap Growth Portfolio                 0           0                  0            0             0             0
High Yield Bond Portfolio               0           0                  0            0             0             0

     The table set forth below states the net fees paid under the Servicing and Distribution Plan for indicated activities for the fiscal year ended December 31, 2000.

                                               Printing and
                                                Mailing of
                                               Prospectuses
                                                    to                                                      Interest,
                                               Shareholders                                                Carrying or
                                                Other than                    Compensation   Compensation     Other
                                                  Current      Compensation    to Broker/      to Sales     Financial
                                 Advertising   Shareholders   to Distributor     Dealers      Personnel      Charges
                                 -----------   ------------   --------------     -------      ---------      -------

Value Portfolio                        $0          $0                 $0           $0            $0            $0
Marsico 21st Century Portfolio          0           0                  0            0             0             0
Marsico Focused Equities
 Portfolio                              0           0                  0            0             0             0
Marsico Growth Portfolio                0           0                  0            0             0             0
Capital Growth Portfolio                0           0             57,124            0             0             0
Small Company Portfolio                 0           0             20,056            0             0             0
Marsico Int'l Opp. Portfolio            0           0                  0            0             0             0
Asset Allocation Portfolio              0           0                  0            0             0             0
International Value Portfolio*          0           0                  0            0             0             0
MidCap Growth Portfolio*                0           0                  0            0             0             0
High Yield Bond Portfolio*              0           0                  0            0             0             0

*There are no amounts shown for this Portfolio because it has not yet completed a full fiscal year.

     The table set forth below states the net fees paid under the Servicing and Distribution Plan for indicated activities for the fiscal year ended December 31, 1999.

                                               Printing and
                                                Mailing of
                                               Prospectuses
                                                    to                                                      Interest,
                                               Shareholders                                                Carrying or
                                                Other than                    Compensation   Compensation     Other
                                                  Current      Compensation    to Broker/      to Sales     Financial
                                 Advertising   Shareholders   to Distributor     Dealers      Personnel      Charges
                                 -----------   ------------   --------------     -------      ---------      -------

Value Portfolio                        $0          $0                 $0           $0            $0            $0
Marsico 21st Century Portfolio          0           0                  0            0             0             0
Marsico Focused Equities
 Portfolio                              0           0                  0            0             0             0
Marsico Growth Portfolio                0           0                  0            0             0             0
Capital Growth Portfolio                0           0             35,936            0             0             0
Small Company Portfolio                 0           0             15,731            0             0             0
Marsico Int'l Opp. Portfolio            0           0                  0            0             0             0
Asset Allocation Portfolio              0           0                  0            0             0             0
International Value Portfolio*          0           0                  0            0             0             0
MidCap Growth Portfolio*                0           0                  0            0             0             0
High Yield Bond Portfolio*              0           0                  0            0             0             0

*There are no amounts shown for this Portfolio because it has not yet completed a full fiscal year.

     Expenses

     The Distributor and Co-Administrators furnish, without additional cost to the Trust, the services of the Treasurer and Secretary and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Shareholder Servicing and Distribution Plan, sales-related expenses incurred by the Distributor may be reimbursed by the Trust.

     The Trust pays or causes to be paid all other expenses, including, without limitation: the fees of the Adviser, the Distributor, Co-Administrators and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of the Portfolios' cash, securities and other property, and any stock transfer, dividend or accounting agent or agents; brokerage commissions chargeable to a Portfolio in connection with securities transactions; all taxes, including securities issuance and transfer taxes; corporate fees payable by a Portfolio to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of Portfolio shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to Portfolio shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of Portfolio shares; fees and expenses of legal counsel and of independent auditors; membership dues of industry associations; interest payable on any Portfolio borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors); extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser), the Co-Administrators or Sub-Administrator.

     Expenses of the Trust which are not attributable to the operations of any Portfolio are pro-rated among all Portfolios based upon their relative net assets. Expenses which are directly attributable to a Portfolio are charged against the assets of that Portfolio.

     Other Service Providers

     Transfer Agents and Custodians

     PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Portfolio's shares. Under the Transfer Agency Agreements, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes dividends and distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for Trust during the month and is reimbursed for out-of-pocket expenses.

     BNY 15 Broad Street, New York, N.Y. 10005 serves as Custodian for Portfolio assets. As of July 2002, BNY anticipates moving to 101 Barclay Street, New York, NY 10286. As Custodian, BNY maintains the Portfolios' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Portfolios for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Portfolios all checks, and receives all dividends and other distributions made on securities owned by such Portfolios.

     With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories. The Board has delegated the responsibility for selecting foreign compulsory depositories to BA Advisors.

     Independent Accountants

     The Trust issues unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Portfolios fiscal year ended December 31, 2001 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as each the Trust's independent accountant to audit the Trust's books and review its tax returns for the fiscal year ended December 31, 2002.

     The Portfolios' Annual Reports for the fiscal period ended December 31, 2001 are incorporated herein by reference into this SAI.

     Counsel

     Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES
                    ----------------------------------------

     General Brokerage Policy, Brokerage Transactions and Broker Selection

     Subject to policies established by the Board, the Adviser (a term which also refers to the investment sub-adviser(s) as well who make the day to day decisions for a Portfolio) is responsible for decisions to buy and sell securities for each Portfolio, for the selection of broker/dealers, for the execution of a Portfolio's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Portfolio, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Portfolios. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Portfolios. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by Portfolios are not reduced because the Adviser receives such services.

     Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Portfolios.

     Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in the light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

     In certain instances there may be securities which are suitable for more than one Portfolio as well as for one or more of the other clients of the Adviser. Investment decisions for each Portfolio and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned.

     The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Portfolio will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Portfolio's interests.

     The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the Distributor, the Adviser, the Administrator, the Co-Administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Portfolio executes any securities trades with an affiliate of Bank of America, a Portfolio does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Portfolio has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Portfolio as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Portfolio commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Portfolio and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Portfolio did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

     Certain affiliates of Bank of America Corporation, such as its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Portfolios. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Portfolios may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

     Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Portfolio are not always made independently from those of other Portfolios, other investment companies, and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Portfolios and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Portfolio and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold by the Portfolio. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Portfolios with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

     Aggregate Brokerage Commissions

                                           Fiscal Year Ended     Fiscal Year Ended   Fiscal Year Ended
                                           December 31, 2001     December 31, 2000   December 31, 1999
Value Portfolio                                $47,153                 $35,404             19,511
Marsico 21st Century Portfolio                  28,027                  11,846              3,753
Marsico Focused Equities Portfolio             251,417                 202,855            105,316
Marsico Growth Portfolio                       138,787                 105,865             57,287
Capital Growth Portfolio                        38,585                  15,337             11,037
Small Company Portfolio                         18,459                  13,232              7,715
Marsico Int'l Opp. Portfolio                   132,968                  30,474              5,238
Asset Allocation Portfolio                      22,541                  12,562              8,230
International Value Portfolio*                  11,690                     n/a                n/a
MidCap Growth Portfolio*                           n/a                     n/a                n/a
High Yield Bond Portfolio*                       1,707                     n/a                n/a

*There are no amounts shown for this Portfolio for certain years because it had not yet completed a full fiscal year.

     Brokerage Commissions Paid to Affiliates

     In certain instances the Portfolios pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

     The following Portfolios have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended December 31, 2001 as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                           Percentage of Portfolio's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage           Commission Paid to
          Portfolio             (relationship to Portfolio)          Commission            Affiliated Broker/Dealer
          ---------             ---------------------------          ----------            ------------------------
----------------------------------------------------------------------------------------------------------------------
Marsico 21st Century Portfolio  Banc of America Securities               3,144                        0.24%
                                LLC (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation)
----------------------------------------------------------------------------------------------------------------------
Marsico Focused Equities        Banc of America Securities              23,021                        0.35%
Portfolio                       LLC (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation)
----------------------------------------------------------------------------------------------------------------------
Marsico Growth Portfolio        Banc of America Securities              13,521                        0.51%
                                LLC (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation)
----------------------------------------------------------------------------------------------------------------------

     The following Portfolios have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended December 31, 2000 as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                           Percentage of Portfolio's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage           Commission Paid to
          Portfolio             (relationship to Portfolio)          Commission            Affiliated Broker/Dealer
          ---------             ---------------------------          ----------            ------------------------
----------------------------------------------------------------------------------------------------------------------
Marsico Focused Equities        Banc of America Securities             $10,449                       0.005%
Portfolio                       LLC (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation)
----------------------------------------------------------------------------------------------------------------------
Marsico Growth Portfolio        Banc of America Securities              $7,762                       0.008%
                                LLC (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation)
-----------------------------------------------------------------------------------------------------------------------

     The following Portfolios have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended December 31, 1999 as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                           Percentage of Portfolio's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage           Commission Paid to
          Portfolio             (relationship to Portfolio)          Commission            Affiliated Broker/Dealer
          ---------             ---------------------------          ----------            ------------------------
----------------------------------------------------------------------------------------------------------------------
Marsico Focused Equities        Banc of America Securities             $20,709                       0.007%
Portfolio                       LLC (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation)
----------------------------------------------------------------------------------------------------------------------
Marsico Growth Portfolio        Banc of America Securities              $3,214                       0.002%
                                LLC (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation)
----------------------------------------------------------------------------------------------------------------------

     Directed Brokerage

     A Portfolio or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Portfolio's brokerage transactions to a broker/dealer because of the research services it provides the Portfolio or the Adviser. During the fiscal year ended December 31, 2001, the Portfolios directed brokerage transactions in this manner as follows:

                                                Amount of            Related
                                              Transaction(s)      Commission(s)

Value Portfolio                                   $4,914,754             $5,791
Marsico 21st Century Portfolio                       133,603                101
Marsico Focused Equities Portfolio               384,440,955            460,754
Marsico Growth Portfolio                          78,043,088             92,187
Capital Growth Portfolio                           4,030,230             11,210
Small Company Portfolio                              172,789              1,429
Marsico Int'l Opp. Portfolio                               0                  0
Asset Allocation Portfolio                                 0                  0
International Value Portfolio                              0                  0
MidCap Growth Portfolio                               71,804                163
High Yield Bond Portfolio                                  0                  0

     Securities of Regular Broker/Dealers

     In certain cases, the Portfolios as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Nations Funds Family. As of December 31, 2001, the Portfolios owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:

                                                                             Dollar Amount of
                                                                             ----------------
       Portfolio                              Broker/Dealer                   Securities Held
       ---------                              -------------                   ---------------

Value Portfolio                       J.P. Morgan Chase & Company                  197,199
                                      Merrill Lynch & Company, Inc.                261,903
Marsico 21st Century Portfolio        Lehman Brothers Holdings, Inc.               194,588
Marsico Focused Equities Portfolio    Lehman Brothers Holdings, Inc.             6,026,028
Marsico Growth Portfolio              Lehman Brothers Holdings, Inc.             2,091,641
                                      Merrill Lynch & Company, Inc.                158,966
                                      Morgan Stanley Dean Witter & Company         165,023
Small Company Portfolio               Jeffries Group, Inc.                          27,502
Asset Allocation Portfolio            Lehman Brothers Holdings, Inc.                20,040
                                      Merrill Lynch & Company, Inc.                 15,636
                                      Morgan Stanley Dean Witter & Company          22,376

     Monies Paid to Broker/Dealers from the Adviser's or Distributor's Profit

     In addition to payments received from the Portfolios, Selling or Servicing Agents may receive significant payments from the Adviser or Distributor, or their affiliates, in connection with the sale of Portfolio shares.

     This information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

                                  CAPITAL STOCK
                                  -------------

     Description of Shares of the Trust

     The Trust, an open-end, management investment company, was organized as a Delaware business trust on November 24, 1997. As of the date of this SAI, the Board has authorized the issuance of shares of the Portfolios listed on the front cover of this SAI, each representing an unlimited number of beneficial interests. The Board may, in the future, authorize the creation of additional investment portfolios or classes of shares.

     The Board may classify or reclassify any unissued shares of a Trust into shares of any class, classes or Portfolio in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Portfolio or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

     All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio's fundamental investment policy would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory contract is a matter to be determined separately by Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio whether or not sufficient votes are received from the shareholders of the other Portfolios to approve the proposal as to those Portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of Nations Separate Account Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the shareholders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee, or Trustees, if requested in writing by the shareholders of at least 10% of the Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio, as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of Nations Separate Account Trust, shareholders of a Portfolio are entitled to receive the assets attributable to the Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

     Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Portfolio's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Portfolio and the general expenses of Nations Funds prorated to the Portfolio on the basis of its relative net assets.

     Each Portfolio's dividend, distribution and redemption policies can be found in its prospectus under the headings "About Your Investment--Information for investors--Buying, selling and exchanging shares" and "About Your Investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES
                   ------------------------------------------

     Purchase, Redemption and Exchange

     An investor may purchase, redeem and exchange shares in the Portfolios utilizing the methods, and subject to the restrictions, described in the Portfolios' prospectuses. The following information supplements that which can be found in the Portfolios' prospectuses.

     Portfolio shares are made available to serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts issued by Participating Insurance Companies. Shares of the Portfolios are sold at net asset value without the imposition of a sales charge. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Portfolios based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the contracts.

     Although the Prospectus discusses the Portfolios being made available to serve as the underlying investment vehicles for variable life insurance separate accounts, it is not presently contemplated that the Portfolios will accept such investments. In addition, in no instance will the Portfolios be made available to life insurance separate accounts without the Trust having received any necessary SEC consents or approvals. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Portfolios simultaneously. Although the Trust and the Portfolios do not currently foresee any such disadvantages either to variable annuity contract owners or variable life insurance policy owners, the Trust's Board of Trustees intends to monitor events in order to identify any material conflicts between such contract owners and policy owners and to determine what action, if any, should be taken in response thereto. If the Board of Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable life and variable annuity contract holders would not bear any expenses attendant to the establishment of such separate funds.

     Purchases of the Portfolios may be effected on days on which the NYSE is open for business (a "Business Day"). The Trust and Stephens reserve the right to reject any purchase order. The issuance of Shares is recorded on the books of the Trust, and share certificates are not issued.

     EFFECTIVE TIME OF PURCHASES: Purchase orders for Shares in the Portfolios that are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Portfolio's Custodian.

     Purchases and Redemptions
     -------------------------

     Redemption proceeds are normally remitted in Federal funds wired to the redeeming Participating Insurance Company within three Business Days following receipt of the order. It is the responsibility of Stephens to transmit orders it receives to the Trust. No charge for wiring redemption payments is imposed by the Trust. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.

     The Trust may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

     Offering Price

     The share price of the Portfolios is based on a Portfolio's net asset value per share, which is calculated for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m.) on each day a Portfolio is open for business, unless a Board determines otherwise.

     The value of a Portfolio's portfolio securities for which a market quotation is available is determined in accordance with the Companies' valuation procedures. In general terms, the valuation procedures provide that: (i) exchange traded securities are valued at the last reported sales price on their primary exchange or the Nasdaq System, as reported by a reputable independent pricing service approved by the Adviser; (ii) non-exchange traded securities are valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers; (iii) debt securities are valued at prices obtained from a reputable independent pricing service approved by the Adviser. The service may value the debt securities relying not only on quoted prices, but also upon a consideration of additional factors such as yield, type of issue, coupon rate, and maturity; (iv) money market instruments are valued at amortized cost; (v) repurchase agreements are valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation; (vi) financial futures are valued at the latest reported sales price, forward foreign currency contracts are valued using market quotations from a widely used quotation system at the current cost of covering or off-setting the contract, exchange traded options are valued at the latest reported sales price and over-the-counter options will be valued using broker-dealer market quotations; and (vii) shares of open-end investment companies are valued at the latest net asset valued reported by the company.

     Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by the Board of the Adviser's valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

     With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

     The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliates where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

                          INFORMATION CONCERNING TAXES
                          ----------------------------

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectus generally describes the federal income tax treatment of the Portfolios and their shareholders (i.e., the Participating Insurance Companies and their separate accounts). This section of the SAI includes additional information concerning federal income taxes.

     It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective investors are urged to review their Prospectus and/or other materials from Participating Insurance Companies and consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Portfolio, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     General

     The Trust intends to continue to qualify each Portfolio as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Portfolio's shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Portfolio, rather than to the Trust as a whole. Furthermore, each Portfolio will separately determine its income, gains and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, each Portfolio must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Portfolio controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Portfolio generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Portfolio distributes its investment company taxable income and net capital gain to its shareholders, the Portfolio generally will not be subject to federal income taxation on such income and gain. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Portfolio may make the distributions in the following taxable year. Furthermore, if a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Portfolio and the shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Portfolio-level federal income taxation of such income and gain.

     Each Portfolio is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Portfolio-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute such capital gains. The Portfolios cannot carry back or carry forward any net operating losses.

     Equalization Accounting

     The Portfolios may use the so-called "equalization accounting method" to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Portfolio's undistributed net investment income and realized capital gains, with certain adjustments), to redemption proceeds for such purposes. This method permits the Portfolios to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Portfolio's total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Portfolio shares on Portfolio distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Portfolios. Therefore, the use of the method may be subject to IRS scrutiny.

     Excise Tax

     A 4% nondeductible excise tax will be imposed on each Portfolio's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Portfolio intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Portfolios will not be subject to the excise tax.

     Taxation of Portfolio Investments

     If a Portfolio acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Portfolio could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. A Portfolio cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Portfolio to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Portfolios may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Portfolio may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Portfolio as a regulated investment company might be jeopardized. The Portfolios intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Portfolio to qualify as a regulated investment company may limit the extent to which a Portfolio will be able to engage in swap agreements.

     Amounts realized by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     In addition to the investments described above, other investments made by the Portfolios may involve sophisticated tax rules that may result in income or gain recognition by the Portfolios without corresponding current cash receipts. Although the Portfolios seek to avoid significant noncash income, such noncash income could be recognized by the Portfolios, in which case the Portfolios may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Portfolios could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements

     Taxation of a Separate Account of a Participating Insurance Company

     Under the Code, the investments of a segregated asset account, such as the separate accounts of the Participating Insurance Companies, must be "adequately diversified" in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-favored tax treatment generally afforded holders of annuities or life insurance policies.

     In general, the investments of a segregated asset account are considered to be "adequately diversified" only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. A segregated asset account is also considered to be "adequately diversified" if it meets the regulated investment company diversification tests described above and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), government securities, and securities of regulated investment companies. In general, all securities of the same issuer are treated as a single investment for such purposes. However, Treasury Regulations provide a "look-through rule" with respect to a segregated asset account's investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a variable annuity contract or variable life insurance policy, then a segregated asset account's beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the segregated asset account.

     As indicated above, the Trust intends to continue to qualify each Portfolio as a regulated investment company under the Code. The Trust also intends to cause each Portfolio to continue to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be "adequately diversified." Accordingly, each separate account of the Participating Insurance Companies will be able to treat its interests in a Portfolio as ownership of a pro rata portion of each asset of the Portfolio, so that individual holders of the variable annuity contracts or variable life insurance policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

     For information concerning the federal income tax consequences for the holders of variable annuity contracts or variable life insurance policies, such holders should consult the Prospectus and other materials used in connection with the issuance of their particular contracts or policies and should consult their own tax advisers.


                      UNDERWRITER COMPENSATION AND PAYMENTS
                      -------------------------------------

     Stephens serves as the principal underwriter and Distributor of the shares of the Portfolios. Its address is: 111 Center Street, Suite 300, Little Rock, Arkansas 72201

     Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Portfolios on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Portfolios, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

     The Distribution Agreement became effective with respect to a Portfolio after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by a Company's Board, including its Independent Board Members. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Portfolio at any time without penalty by a Company (by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio) or by BA Advisors or the Distributor on 60 days' written notice.

     During the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the Distributor received the following amount of underwriting commissions, respectively: $0; $0; and $0. Of this amount, the Distributor retained $0; $0 and $0, respectively.

                              PORTFOLIO PERFORMANCE
                              ---------------------

     Advertising Portfolio Performance

     Performance information for each Portfolio may be obtained by calling (800) 321-7854 or (800) 765-2668 or by visiting www.bankofamerica.com. From time-to-time, the performance of a Portfolio's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of total return reflect only the performance of a hypothetical investment in a Portfolio or class of shares during the particular time period shown. Total return varies based on changes in the market conditions and the level of a Portfolio's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Standardized performance for the Portfolios, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Portfolios' Annual Reports, and may be advertised by the Portfolios. The main purpose of standardized performance is to allow an investor to review the performance of a Portfolio's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

     Non-standardized performance also may be advertised by the Portfolios. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Portfolio's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Portfolios may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Portfolio has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Portfolio's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

     In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Portfolios or a class with that of competitors. Of course, past performance is not a guarantee of future results.

     Each Portfolio may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Portfolios also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Portfolio may be compared to data prepared by Lipper Analytical

Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Portfolio. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

     The Portfolios also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Portfolio;
(ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Portfolio or the general economic, business, investment, or financial environment in which a Portfolio operates; (iii) the effect of tax-deferred compounding on the investment returns of a Portfolio, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Portfolio invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Portfolio's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Portfolio's class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks, or any similar recognized index. The performance of a Portfolio's class of shares also may be compared to a customized composite index.

     In addition, the Portfolios also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Portfolios also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Portfolios also may discuss in advertising and other types of literature that a Portfolio has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Portfolio. The assigned rating would not be a recommendation to buy, sell or hold the Portfolio's shares since the rating would not comment on the market price of the Portfolio's shares or the suitability of the Portfolio for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Portfolio or its investments. The Portfolios may compare a Portfolio's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Portfolio's past performance with other rated investments.

     The Portfolios also may disclose in sales literature the distribution rate on the shares of a Portfolio. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature.

     In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

     Ibbotson Associates of Chicago, Illinois, ("Ibbotson") and other companies provide historical returns of the capital markets in the United States. The Portfolios may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

     Total Return Calculations

     Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)/n/ = ERV

Where:    P =   a hypothetical initial payment of $1,000

          T =   average annual total return

          n =   number of years

          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

     This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and
(b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

     Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Portfolio, assuming all Portfolio dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                        -------
                   P

Where:    CTR = Cumulative total return

          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

          P =   initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

     Average annual return for the Portfolios has been incorporated by reference from the Portfolios' Annual Reports, and may be advertised by the Portfolios.

                                   APPENDIX A
                                   ----------

                             DESCRIPTION OF RATINGS

     The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

          BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

          AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

          BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

     To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

     The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

          AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

     To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

     The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - Indicates satisfactory capacity to pay principal and interest.

     The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     For commercial paper, D&P uses the short-term debt ratings described above.

     For commercial paper, Fitch uses the short-term debt ratings described above.

     Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

     BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

     AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

          AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

          A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

     The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

     The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

          AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

          AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

     A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

     The following summarizes the two highest short-term debt ratings used by
IBCA:

     A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

     A1 - Obligations supported by the highest capacity for timely repayment.

     A2 - Obligations supported by a good capacity for timely repayment.

                                   APPENDIX B
                                   ----------

                                    GLOSSARY

Term Used in SAI                                    Definition
----------------                                    ----------

1933 Act .......................................... Securities Act of 1933, as amended
1934 Act .......................................... Securities Exchange Act of 1934, as amended
1940 Act .......................................... Investment Company Act of 1940, as amended
Adviser ........................................... BA Advisors, BACAP, Brandes, Marsico Capital and/or MacKay
                                                    Shields, as the context may require
Advisory Agreements ............................... The respective Investment Advisory Agreements and Investment
                                                    Sub-Advisory Agreements for the Portfolios
AMEX .............................................. American Stock Exchange
Asset Allocation Portfolio ........................ Nations Asset Allocation Portfolio
BA Advisors ....................................... Banc of America Advisors, LLC
BACAP ............................................. Banc of America Capital Management, LLC
Balanced Portfolio ................................ The Portfolio shown under the heading "Balanced Portfolio" on the front cover of the SAI
Bank of America ................................... Bank of America, NA
Blue Chip Portfolio ............................... Nations Blue Chip Portfolio
BNY ............................................... The Bank of New York
Board ............................................. The Board of Trustees of the Trust
Board Member(s) ................................... One or more Trustees of the Trust
Boards ............................................ Two or more boards of directors/trustees of the fund companies in the Nations Funds Family
Brandes ........................................... Brandes Investment Partners, LP
Capital Growth Portfolio .......................... Nations Capital Growth Portfolio
CFTC .............................................. Commodities Futures Trading Commission
Co-Administrator(s) ............................... BA Advisors and Stephens
Code .............................................. Internal Revenue Code of 1986, as amended
Code(s) of Ethics ................................. The code(s) of ethics adopted by the Board pursuant to Rule
                                                    17j-1 under the 1940 Act
CMOs .............................................. Collateralized mortgage obligations
Companies ......................................... Two or more of the registered investment companies in the
                                                    Nations Funds Family (i.e., Nations Fund Trust, Nations Fund,
                                                    Inc., Nations Reserves, Nations Funds Trust, the Trust, and
                                                    Nations Master Investment Trust)
Custodian ......................................... The Bank of New York
Distributor ....................................... Stephens Inc.
Stock Portfolios .................................. One or more of those Portfolios shown under the heading "Stock
                                                    Portfolios" on the front cover of the SAI
Shareholder Servicing and Distribution Plan ....... The shareholder servicing and distribution plan adopted by the
                                                    Board under Rule 12b-1 under the 1940 Act for the distribution of the Portfolios' shares
FHLMC ............................................. Federal Home Loan Mortgage Corporation
FNMA .............................................. Federal National Mortgage Association
Fund .............................................. One of the open-end management investment companies (listed on the front cover of this SAI) that is a series of NFT, NFI, NR or
                                                    NFST
Funds ............................................. Two or more of the open-end  management investment companies (listed on the front cover of this SAI) that is a series of NFT, NFI, NR or
                                                    NFST
Gartmore .......................................... Gartmore Global Partners

GNMA .............................................. Government National Mortgage Association
High Yield Bond Portfolio ......................... Nations High Yield Bond Portfolio
Independent Board Member(s) ....................... One or more of the Board Members who are not "interested," as such term is defined in the 1940 Act
International Stock Portfolios .................... One or more of those Portfolios shown under the heading
                                                    "International Stock Portfolios" on the front cover of the SAI
International Value Portfolio ..................... Nations International Value Portfolio
Investment Advisory Agreement ..................... The investment advisory agreement between the Trust, on behalf of the Portfolios, and BA Advisors
Investment Sub-Advisory Agreements ................ The investment sub-advisory agreements with between the Trust, on behalf of the Portfolios, and BACAP, Brandes, MacKay
                                                    Shields or Marsico Capital, as the case may be
IRS ............................................... United States Internal Revenue Service
MacKay Shields .................................... MacKay Shields LLC
Marsico 21st Century Portfolio .................... Nations Marsico 21st Century Portfolio
Marsico Capital ................................... Marsico Capital Management, LLC
Marsico Focused Equities Portfolio ................ Nations Marsico Focused Equities Portfolio
Marsico Growth Portfolio .......................... Nations Marsico Growth Portfolio
Marsico International Opportunities Portfolio ..... Nations Marsico International Opportunities Portfolio
MidCap Growth Portfolio ........................... Nations MidCap Growth Portfolio
Money Market Fund(s) .............................. One or more of those money market funds in the Nations Funds
                                                    Family
Moody's ........................................... Moody's Investors Service, Inc.
Nations Funds or Nations Funds Family ............. The fund complex that is comprised of the Companies, along with the Trust
NFI ............................................... Nations Fund, Inc.
NFST .............................................. Nations Funds Trust
NFT ............................................... Nations Fund Trust
NMIT .............................................. Nations Master Investment Trust
NR ................................................ Nations Reserves (formerly known as The Capitol Mutual Funds)
NYSE .............................................. New York Stock Exchange
NRSRO ............................................. Nationally recognized statistical ratings organization (such as
                                                    Moody's or S&P)
PFPC .............................................. PFPC Inc.
Portfolio(s) ...................................... One or more of the series of the Trust
Prospectus ........................................ The effective prospectus by which shares in the Portfolios are offered to the public
REIT .............................................. Real estate investment trust
S&P ............................................... Standard & Pool's Corporation
SAI ............................................... This Statement of Additional Information
SEC ............................................... United States Securities and Exchange Commission
Small Company Portfolio ........................... Nations Small Company Portfolio
SMBS .............................................. Stripped mortgage-backed securities
Stephens .......................................... Stephens Inc.
Sub-Administrator ................................. BNY
Transfer Agent .................................... PFPC
Transfer Agency Agreement ......................... The transfer agency agreement between the Trust, on behalf of the Portfolios, and PFPC
the Trust ......................................... Nations Separate Account Trust
Value Portfolio ................................... Nations Value Portfolio

                         NATIONS SEPARATE ACCOUNT TRUST

                            ONE BANK OF AMERICA PLAZA
                                   33rd Floor
                               Charlotte, NC 28255
                                 1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23. Exhibits

     All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-40265; 811-08481)

--------------------------------------------------------------------------------
Exhibit Letter            Description

--------------------------------------------------------------------------------
(a)                     Articles of Incorporation:

(a)(1) Amended and Restated Declaration of Trust dated February 5, 1998, incorporated by reference to Post-Effective Amendment No. 4, filed March 7, 2000.

--------------------------------------------------------------------------------
(b)                     Bylaws:

(b)(1) Amended and Restated Bylaws dated February 5, 1998, last amended February 22, 2001, incorporated by reference to Post-Effective Amendment No. 8, filed April 30, 2001.

--------------------------------------------------------------------------------
(c)                     Instruments Defining Rights of Securities Holders:

                        Not Applicable

--------------------------------------------------------------------------------
(d)                     Investment Advisory Contracts:

(d)(1) Investment Advisory Agreement between Banc of America Advisors, LLC (formerly Banc of America Advisors, Inc. and NationsBanc Advisors, Inc.) ("BA Advisors") and Nations Separate Account Trust (formerly Nations Annuity Trust) ("Registrant") dated February 25, 1998, Schedule I dated May 1, 2002, filed herewith.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exhibit Letter            Description

--------------------------------------------------------------------------------
(d)(2) Investment Advisory Agreement between BA Advisors and the Registrant dated July 3, 2000, Schedule I dated May 1, 2001, incorporated by reference to Post-Effective Amendment No. 8, filed April 30, 2001.
(d)(3) Sub-Advisory Agreement among BA Advisors, Banc of America Capital Management, LLC (formerly Banc of America Capital Management, Inc. and TradeStreet Investment Associates, Inc.) ("BACAP") and the Registrant dated February 25, 1998, Schedule I dated May 1, 2001, incorporated by reference to Post-Effective Amendment No. 8, filed April 30, 2001.

(d)(4) Sub-Advisory Agreement among BA Advisors, BACAP and the Registrant dated May 1, 2001, Schedule I dated March 27, 2002, filed herewith.

(d)(5) Sub-Advisory Agreement among BA Advisors, Marsico Capital Management, Inc. ("Marsico Capital") and the Registrant dated April 12, 2001, Schedule I dated May 1, 2002, filed herewith.

(d)(6) Sub-Advisory Agreement among BA Advisors, Brandes Investment Partners, L.P. ("Brandes") and the Registrant dated July 3, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(d)(7) Sub-Advisory Agreement among BA Advisors, MacKay Shields LLC ("MacKay Shields") and the Registrant dated July 3, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

--------------------------------------------------------------------------------
(e)                     Underwriting Contract:

(e)(1) Distribution Agreement between the Registrant and Stephens Inc. ("Stephens") dated February 25, 1998,
                        Schedule I dated May 1, 2002, filed herewith.

--------------------------------------------------------------------------------
(f)                     Bonus or Profit Sharing Contracts:

(f)(1) Deferred Compensation Plan dated August 6, 1997 last amended February 28, 2002, filed herewith.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exhibit Letter            Description

--------------------------------------------------------------------------------
(g)                     Custodian Agreements:

(g)(1) Amended and Restated Custody Agreement between the Registrant and The Bank of New York ("BNY") dated July 2, 2001, Schedule I dated May 1, 2002, filed herewith.

--------------------------------------------------------------------------------
(h)                     Other Material Contracts:

(h)(1) Co-Administration Agreement among the Registrant, Stephens and BA Advisors dated December 1, 1998,
                        Schedule I dated May 1, 2002, filed herewith.

(h)(2) Sub-Administration Agreement among the Registrant, BNY and BA Advisors dated December 1, 1998, Schedule I dated May 1, 2002, filed herewith.

(h)(3)                  Transfer Agency and Services Agreement between PFPC Inc.
                        (formerly First Data Investor Services Group, Inc.) ("PFPC") and the Nations Funds family dated June 1, 1995, Schedule G dated May 1, 2002, filed herewith.

(h)(4) Adoption Agreement and Amendment to Transfer Agency and Service Agreement dated February 25, 1998, incorporated by reference to Post-Effective Amendment No. 4, filed March 7, 2000.

(h)(5) Amendment to Transfer Agency and Services Agreement dated December 1, 1999, incorporated by reference to Post-Effective Amendment No. 4, filed March 7, 2000.

(h)(6) Participation Agreement with Hartford Life Insurance Company dated March 13, 1998, incorporated by reference to Post-Effective Amendment No. 4, filed March 7, 2000.

(h)(7) Form of Participation Agreement with Anchor National Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(h)(8) Participation Agreement with Transamerica Life Insurance Company dated May 1, 2001, incorporated by reference to Post-Effective Amendment No. 8, filed April 30, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exhibit Letter            Description

--------------------------------------------------------------------------------
(h)(9) Amended and Restated Foreign Custody Manager Agreement between BNY and the Nations Funds family dated July 2, 2001, Appendix dated May 1, 2002, filed herewith.

--------------------------------------------------------------------------------
(i)                     Legal Opinion

(i)(1) Opinion and Consent of Counsel, incorporated by reference to Post-Effective Amendment No. 9 filed February 15, 2002.

--------------------------------------------------------------------------------
(j)                     Other Opinions

(j)(1)                  Consent of Independent Accountants --
                        PricewaterhouseCoopers LLP, filed herewith.
--------------------------------------------------------------------------------
(k)                     Omitted Financial Statements

                        Not Applicable
--------------------------------------------------------------------------------
(l)                     Initial Capital Agreement:

(l)(1) Investment Letter, incorporated by reference to Pre-Effective Amendment No. 1, filed February 20, 1998.

--------------------------------------------------------------------------------
(m)                     Rule 12b-1 Plan:

(m)(1) Shareholder Servicing and Distribution Plan, Exhibit A dated May 1, 2002, filed herewith.
--------------------------------------------------------------------------------
(n)                     Financial Data Schedule:

                        Not Applicable

--------------------------------------------------------------------------------
(o)                     Rule 18f-3 Plan:

                        Not Applicable

--------------------------------------------------------------------------------
(p)                     Codes of Ethics:

(p)(1) Nations Funds Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(p)(2)                  BA Advisors and BACAP Code of Ethics, filed herewith.

(p)(3)                  Marsico Capital Code of Ethics, filed herewith.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exhibit Letter            Description

--------------------------------------------------------------------------------
(p)(4) Brandes Code of Ethics, incorporated by reference to Post-Effective Amendment No.6, filed October 11, 2000.

(p)(5) MacKay Shields Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(p)(6) Stephens Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

--------------------------------------------------------------------------------
(q)                     Powers of Attorney for Edmund L. Benson, Charles B.
                        Walker, A. Max Walker, Thomas S. Word, Jr., William H. Grigg, James Ermer, Thomas F. Keller, Carl E. Mundy, Jr., James B. Sommers, Cornelius J. Pings and William P. Carmichael, incorporated by reference to Post-Effective Amendment No. 4, filed March 7, 2000.

--------------------------------------------------------------------------------

ITEM 24. Persons Controlled by of Under Common Control with the Fund

     No person is controlled by or under common control with the Registrant.

ITEM 25. Indemnification

     Article V, Section 5.3 of the Registrant's Declaration of Trust provides for the indemnification of the Registrant's trustees, officers, employees and other agents. Indemnification of the Registrant's administrators, distributor, custodian and transfer agent is provided for, respectively, in the Registrant's:

     1. Co-Administration Agreement with Stephens and BA Advisors;

     2. Sub-Administration Agreement with BNY and BA Advisors;

     3. Distribution Agreement with Stephens;

     4. Custody Agreement with BNY; and

     5. Transfer Agency and Services Agreement with PFPC.

     Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in such case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the Securities Act of 1933, as amended (the "1933 Act") and Release No. 11330 under the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with any indemnification.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of the Investment Adviser

         To the knowledge of the Registrant, none of the directors or officers of BA Advisors, the adviser to the Registrant's portfolios, or BACAP, Marsico Capital, Brandes or MacKay Shields, the investment sub-advisers, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of BA Advisors, BACAP or Marsico Capital respectively, or other subsidiaries of Bank of America Corporation.

         (a) BA Advisors performs investment advisory services for the Registrant and certain other customers. BA Advisors is a wholly-owned subsidiary of Bank of America,

N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by BA Advisors with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (file no. 801-49874).

         (b) BACAP performs investment sub-advisory services for the Registrant and certain other customers. BACAP is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by BACAP (formerly TradeStreet Investment Associates, Inc.) with the SEC pursuant to the Advisers Act (file no. 801-50372).

         (c) Marsico Capital performs investment sub-advisory services for the Registrant and certain other customers. Marsico Capital is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Marsico Capital with the SEC pursuant to the Advisers Act (file no. 801-54914).

         (d) Brandes performs investment sub-advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Brandes with the SEC pursuant to the Advisers Act (file no. 801-24896)

         (e) MacKay Shields performs investment sub-advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by MacKay Shields with the SEC pursuant to Advisers Act (file no. 801-5594).

ITEM 27.     Principal Underwriters

         (a) Stephens, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Funds Trust, Wells Fargo Funds Trust, Wells Fargo Variable Trust, Barclays Global Investors Funds, Inc. and is the exclusive placement agent for Wells Fargo Core Trust, Nations Master Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., and Hatteras Income Securities, Inc., closed-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens with the SEC pursuant to the 1940 Act (file No. 501-15510).

         (c) Not applicable.

ITEM 28.       Location of Accounts and Records

         (1) BA Advisors, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment adviser and co-administrator).

         (2) BACAP, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

         (3) Marsico Capital, 1200 17th Street, Suite 1300, Denver, CO 80202 (records relating to its function as investment sub-adviser).

         (4) Brandes, 12750 High Bluff Drive, San Diego, CA 92130 (records relating to its function as investment sub-advisor).

         (5) MacKay Shields, 9 West 57th Street, New York, New York, 10019 (records relating to its function as investment sub-advisor).

         (6) Stephens, 111 Center Street, Little Rock, AR 72201 (records relating to its function as distributor and co-administrator).

         (7) PFPC 400 Bellevue Parkway, Wilmington, DE 19809 (records relating to its function as transfer agent).

         (8) BNY, 15 Broad Street, 7th Floor, New York, NY 10286 (records relating to its function as custodian and sub-administrator)

ITEM 29.       Management Services

         Not Applicable

ITEM 30.       Undertakings

         Not Applicable

                                   SIGNATURES
                                   ----------
      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 30th day of April, 2002.

                                    NATIONS SEPARATE ACCOUNT TRUST

                                    By:                  *
                                       -----------------------------------------
                                                       A. Max Walker
                                                       President and Chairman
                                                       of the Board of Trustees

                                    By:  /s/ Richard H. Blank, Jr.
                                       -----------------------------------------
                                                       Richard H. Blank, Jr.
                                                       *Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

       SIGNATURES                          TITLE                       DATE
       ----------                          -----                       ----

            *                     President and Chairman          April 30, 2002
-------------------------        of the Board of Trustees
(A. Max Walker)                (Principal Executive Officer)

/s/ Richard H. Blank, Jr.         Treasurer and Secretary         April 30, 2002
-------------------------        (Principal Financial and
(Richard H. Blank, Jr.)             Accounting Officer)

            *                             Trustee                 April 30, 2002
-------------------------
(Edmund L. Benson, III)

            *                             Trustee                 April 30, 2002
-------------------------
(William P. Carmichael)

            *                             Trustee                 April 30, 2002
-------------------------
(William H. Grigg)

            *                             Trustee                 April 30, 2002
-------------------------
(Thomas F. Keller)

            *                             Trustee                 April 30, 2002
-------------------------
(Carl E. Mundy, Jr.)

            *                             Trustee                 April 30, 2002
-------------------------
(Charles B. Walker)

            *                             Trustee                 April 30, 2002
-------------------------
(Thomas S. Word)

            *                             Trustee                 April 30, 2002
-------------------------
(James B. Sommers)

            *                             Trustee                 April 30, 2002
-------------------------
(Cornelius J. Pings)

/s/ Richard H. Blank, Jr.
----------------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact

                                  EXHIBIT INDEX

                         Nations Separate Account Trust
                         File Nos. 333-40265; 811-08481

Exhibit No.    Description
-----------    -----------

99.23(d)(1)    Investment Advisory Agreement between Banc of America Advisors,
               LLC (formerly Banc of America Advisors, Inc. and NationsBanc
               Advisors, Inc.) ("BA Advisors") and Nations Separate Account
               Trust (formerly Nations Annuity Trust) ("Registrant")

99.23(d)(4)    Sub-Advisory Agreement among BA Advisors, BACAP and Nations
               Separate Account Trust

99.23(d)(5)    Sub-Advisory Agreement among BA Advisors, Marsico Capital
               Management, Inc. ("Marsico Capital") and Nations Separate Account
               Trust

99.23(e)(1)    Distribution Agreement between Nations Separate Account Trust and
               Stephens Inc. ("Stephens")

99.23(f)(1)    Deferred Compensation Plan

99.23(g)(1)    Amended and Restated Custody Agreement between Nations Separate
               Account Trust and The Bank of New York ("BNY")

99.23(h)(1)    Co-Administration Agreement among Nations Separate Account Trust,
               Stephens Inc. ("Stephens") and BA Advisors

99.23(h)(2)    Sub-Administration Agreement among Nations Separate Account
               Trust, BNY and BA Advisors

99.23(h)(3)    Transfer Agency and Services Agreement between PFPC Inc.
               (formerly First Data Investor Services Group, Inc.) ("PFPC") and the Nations Funds family

99.23(h)(9)    Amended and Restated Foreign Custody Manager Agreement between
               BNY and the Nations Funds Family

99.23(j)(1)    Consent of Independent Accountants --PricewaterhouseCoopers LLP

99.23(m)(1)    Shareholder Servicing and Distribution Plan

99.23(p)(2)    BA Advisors and BACAP Code of Ethics

99.23(p)(3)    Marsico Capital Code of Ethics